INVESTMENT UPDATE 2002

                         ICON SECTOR and REGIONAL FUNDS


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                              [LOGO OF ICON FUNDS]

ICON FUNDS                                                     Table of Contents


About This Report ............................................................ 2

Shareholder Letter ........................................................... 4

Management Discussion and Analysis
and Schedule of Investments

     ICON Consumer Discretionary Fund ........................................ 6
     ICON Energy Fund ........................................................ 9
     ICON Financial Fund .................................................... 12
     ICON Healthcare Fund ................................................... 15
     ICON Industrials Fund .................................................. 18
     ICON Information Technology Fund ....................................... 21
     ICON Leisure and Consumer Staples Fund ................................. 24
     ICON Materials Fund .................................................... 27
     ICON Telecommunication and Utilities Fund .............................. 30
     ICON Short-Term Fixed Income Fund ...................................... 33
     ICON Asia-Pacific Region Fund .......................................... 35
     ICON North Europe Region Fund .......................................... 38
     ICON South Europe Region Fund .......................................... 41

Financial Statements ........................................................ 44

Financial Highlights ........................................................ 52

Notes to Financial Statements ............................................... 61

Report of Independent Accountants ........................................... 66

Board of Trustees and Fund Officers ......................................... 67

Privacy Policy and Procedures ............................................... 69

ICON FUNDS                                                     About This Report


Historical Returns

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends, capital gains distributions and tax return of capital made by a Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.iconfunds.com for the most recent returns.

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are current to the date of this report, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of September 30, 2002 are included in each Fund's Schedule of Investments. An investment in a non-diversified sector or region fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share.

ICON FUNDS                                                     About This Report


Comparative Indexes

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each benchmark index shown, other than the Morgan Stanley Capital International
(MSCI) indexes, accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The total return figures for the MSCI indexes assume change in security prices and the deduction of local taxes. The MSCI Index returns for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions and the returns do not include the costs of managing a mutual fund. Individuals cannot invest directly in the indexes.

o The Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprised of stocks of large-cap, mid-cap, and small-cap U.S. companies.

o The capitalization-weighted S&P 1500 Industry Indexes are based on specific industry classifications determined by Standard & Poor's.

o The Nasdaq Composite ("Nasdaq") Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small-Cap stocks.

o The New York Stock Exchange (NYSE) Industrials Index is a capitalization-weighted index of industrial stocks designed to measure the industrial sector of NYSE listed securities.

o The MSCI Europe 15 Index is comprised of stocks traded in Europe's developed markets. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

o The Morgan Stanley Capital International (MSCI) Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore). The capitalization-weighted index is structured to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

o The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue with a maturity date closest to, but not beyond, three months from the last day of the previous month. The Merrill Lynch 6-Month U.S. Treasury Bill Index consists of a single issue with a maturity date closest to, but not beyond, six months from the last day of the previous month. The Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issues in these indexes are replaced on a monthly basis to maintain the characteristics of each respective index.

Bloomberg is the source for the index returns included in this report, other than the S&P 1500 Industry Indexes and Nasdaq returns. Factset Research Systems Inc. is the source for the S&P 1500 Industry Indexes and Nasdaq returns.

ICON FUNDS                                                    Shareholder Letter


Dear Shareholder:

Thank you for choosing the ICON Funds and welcome to the many new shareholders receiving this report for the first time.

                            ------------------------
                                  Despite the losses
                                sustained during the
                                     fiscal year, we
                                continue to favor an
                                  Invested approach.
                            ------------------------

In reviewing the market over the past year, and in particular the last four months, I am reminded of the old Martha & The Vandellas tune, Nowhere To Run, Nowhere To Hide. Although it is normal at times to have fear rule the market, emotions have run especially high of late, unleashing a torrent of indiscriminate selling. The downturns of late July and late September, which brought market averages to their lowest levels in several years, left no sector and no market capitalization range unscathed. Overwhelmed investors, already saddled with painful losses, recoiled in disgust as corporate fraud, accounting scandals, economic setbacks, profit warnings and the threat of war grabbed the headlines.

After nearly 30 years in this business, the combination of negative events and investor anxiety is as bad as I can remember. As we experienced during the euphoric bubble of the late 1990s, excesses can take on a life of their own. Pessimism and fear gather momentum in a setting of bad news. Unfortunately, in this environment of tremendous near-term uncertainty, we were as vulnerable as anybody else.

Despite the losses we have sustained during the fiscal year ended September 30, 2002, we continue to favor an invested approach. The fact is, we do not attempt to predict random events. We believe our strength lies is in projecting market themes and industry leadership based on our analysis of valuation and relative strength of the individual companies within a given industry.

                            ------------------------
                              Stocks were on average
                                46% under-priced, as
                            high a figure as we have
                                          ever seen.
                            ------------------------

In other words, we buy industries that our system shows to be on sale, tilting our portfolios toward the most attractive areas to capture market themes that typically last one to two years. Conversely, we sell an industry when, according to this same system, it appears to be over-priced. For all intents and purposes, the broad sell-off has temporarily neutralized our efforts in that the market is currently demonstrating neither industry leadership nor a common economic theme. What it is showing, however, is a rarely encountered scenario in which just about every industry is priced below our estimate of fair value.

ICON FUNDS                                                    Shareholder Letter


                         -------------------------------
                         We believe our strength lies in
                             capturing market themes and
                            industry leadership based on
                           careful analysis of valuation
                                  and relative strength.
                         -------------------------------

Bad news and bargains generally go hand in hand, and now is no exception. In late September, we calculated that the stocks in our domestic universe were on average 46% under-priced, as high a figure as we have ever seen. We are well aware that there are observers who disagree with this assessment, saying that stock prices, as measured by traditional valuation measures, are still too high. Our view is that these measures, most notably price-to-earnings ratio, price-to-book ratio and dividend yield, are static proxies that fail to effectively consider the four fundamental laws of finance: earnings, growth, risk and interest rates. Indeed, with interest rates at 40-year lows, it stands to reason that stock prices would appear high relative to earnings, book value or dividends per share.

To me, the current environment has the characteristics of a bottom -- fear, disgust, negative news and great bargains. Ultimately, we anticipate a broad-based advance when the market emerges from its current cycle. By the same token, this malaise could persist for the foreseeable future. We have no way of knowing when the storm may pass. All we know is that we will be invested in under-priced industries we believe are poised to assume market leadership. Those who wait for good news and certainty have historically missed the subsequent recovery rally.

In closing, it is important to note we have passed this way before: the crash of October 1987, the invasion Kuwait in 1990, the Asian Contagion of 1998. In each of these cases, the market's irrational prognostications of doom and gloom proved incorrect The current environment is highly reminiscent of those times, only more so. Clearly, the market has been wrong before. We believe it is wrong again.


Yours truly,


/s/ Craig T. Callahan

Craig T. Callahan D.B.A.

Trustee,
Chief Investment Officer of the Adviser

                                [PHOTO OMITTED]

ICON FUNDS                                      Management Discussion & Analysis


ICON Consumer Discretionary Fund

How did the Fund perform relative to its benchmarks?

The ICON Consumer Discretionary Fund convincingly outperformed its benchmarks, gaining 12.95% for the one-year period ended September 30, 2002. By comparison, the Fund's primary benchmark, the S&P 1500 Index, declined -18.82% over the same period, while the more narrowly focused S&P 1500 Consumer Discretionary Index lost -8.14%.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         98.5%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  38.0%

                   Number of Stocks                     42

                   Short-Term Investments
                   (% of Net Assets)                   1.2%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Lancaster Colony Corp               4.8%

                   Superior Indus Intl Inc             4.4%

                   Thor Indus Inc                      3.9%

                   Johnson Controls Inc                3.8%

                   Catalina Marketing Corp             3.6%

                   Blyth Inc                           3.6%

                   Harman Intl Indus Inc               3.5%

                   Cooper Tire & Rubber Co             3.5%

                   BorgWarner Inc                      3.5%

                   Fossil Inc                          3.4%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

The first six months of our fiscal year coincided with the aftermath of the tragic events of September 11. Although many market and economic observers believed the horrific events of that day would send our economy into a deep recession, consumer confidence was only momentarily shaken and proved more resilient than expected. Stimulated by repeated interest rate cuts, consumers went shopping and investors went bargain hunting, aggressively bidding up the very same issues they had indiscriminately sold off in the initial trading week following the attacks.

The second half of our fiscal year was marred by accounting scandals, corporate fraud, profit warnings and war fears. Furthermore, there was significant ambiguity concerning the state of the U.S. economy. For example, housing remained strong throughout most of the period, while other economically sensitive industries struggled. Auto manufacturers, who successfully spurred sales by offering 0% financing in the days and weeks following the tragedies, found the going more rough amid waning consumer confidence and spending as the period drew to a close.

While the economy turned sluggish, there were brief episodes throughout the year when the market rallied in what appeared to be anticipation of a recovery. For the most part, however, economic uncertainty translated into a wide disparity of performance among the 22 industries that make up the Consumer Discretionary sector.

What factors contributed to the Fund's strong performance?

The Fund's strong performance relative to its benchmarks was primarily a function of our valuation model and relative strength measure. Because of them, we succeeded in identifying those industries that were both under-priced and most likely to assume market leadership. As that leadership shifted during the period, we frequently adjusted the industry weightings of our holdings. These adjustments enabled us to capture a greater share of the upside move within the sector.

While the Fund had broad industry exposure within the sector, more than 46% of the Fund was concentrated in the seven top-performing industries, which, as a group, posted an average return of 23.86% for the year. In contrast, approximately 28% of the Fund was invested in the six worst-performing industries in the sector. Taken together, these industries lost an average of 18.48% over the period.

Over the first half of our fiscal year, the apparel & accessories industry, along with the closely related apparel retail industry, comprised nearly 16% of the Fund, and both industries posted strong performance. By year-end, the auto parts & equipment industry grew to be the Fund's largest weighting at 15.3%, contributing healthy returns as evidenced the S&P 1500 Auto Parts & Equipment Index's gain of 15.12% for the period. Fortunately, our model directed us to trim exposure to some of the lesser performing industries in the sector. Both advertising and tires & rubber, as measured by the S&P 1500 Advertising Index and the S&P 1500 Tires & Rubber Index, declined -19.03% and -27.59%, respectively. At year-end, the Fund registered a 5.3% weighting in the advertising industry and a 3.5% weighting in the tires & rubber industry.

What is the investment outlook for the Consumer Discretionary sector?

Like the broader market, we believe the Consumer Discretionary sector remains significantly under-priced as we embark upon a new fiscal year. Given the economic sensitivity of many of these industries, any sign of recovery should have a strong positive impact on the sector as a whole. Although such a move is impossible to predict, we will continue to apply our quantitative model, seeking out leading companies on the verge of establishing new market themes.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Consumer Discretionary Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Auto Parts & Equipment                                15.3%
          Automobile Manufacturers                               9.9%
          Apparel & Accessories                                  9.0%
          Specialty Stores                                       7.2%
          Apparel Retail                                         6.5%
          Home Improvement Retail                                6.2%
          Advertising                                            5.3%
          Packaged Foods & Meats                                 4.8%
          Homebuilding                                           4.5%
          Home Furnishings                                       4.3%

Average Annual Total Return
as of 9/30/02

                                             One         Five    Since Inception
                                             Year        Year         7/9/97
--------------------------------------------------------------------------------
ICON Consumer Discretionary Fund            12.95%      -1.14%         0.68%
--------------------------------------------------------------------------------
S&P 1500 Index                             -18.82%      -1.20%        -0.05%
--------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index       -8.14%       0.32%         1.95%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P Supercomposite 1500 Consumer Discretionary Index

                Date                    Return         Growth of
                                                           10000

                7/9/97-9/30/97            8.92             10892
                9/30/97-12/31/97          3.45         11267.774
                12/31/97-03/31/98        17.82       13275.69133
                03/31/98-06/30/98         7.92       14327.12608
                06/30/98-09/30/98       -17.79       11778.33035
                09/30/98-12/31/98        28.28       15109.24217
                12/31/98-03/31/99         8.35       16370.86389
                03/31/99-06/30/99         5.26       17231.97134
                06/30/99-09/30/99        -9.40       15612.16603
                09/30/99-12/31/99        16.57       18199.10194
                12/31/99-03/31/00        -3.18        17620.3705
                03/31/00-06/30/00        -8.73       16082.11215
                06/30/00-09/30/00        -4.61       15340.72678
                09/30/00-12/31/00        -3.84       14751.64288
                12/31/00-03/31/01        -5.52       13937.35219
                03/31/01-06/30/01         10.5       15400.77417
                06/31/01-09/30/01       -21.79       12044.94548
                9/30/01-12/31/01         20.11       14467.18401
                12/31/01-03/31/02          3.4       14959.06827
                03/31/02-06/30/02        -10.7       13358.44796
                06/30/02-09/30/02       -17.17       11064.80245

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                7/9/97-9/30/97            5.97             10597
                9/30/97-12/31/97          2.41             10852
                12/31/97-03/31/98        13.53             12321
                03/31/98-06/30/98         2.43             12620
                06/30/98-09/30/98       -10.76             11262
                09/30/98-12/31/98        21.73             13709
                12/31/98-03/31/99         3.63             14207
                03/31/99-06/30/99         7.78             15312
                06/30/99-09/30/99        -6.36             14339
                09/30/99-12/31/99        14.97             16485
                12/31/99-03/31/00         3.09             16994
                03/31/00-06/30/00        -2.59             16554
                06/30/00-09/30/00        -0.04             16548
                09/30/00-12/31/00        -7.31             15338
                12/31/00-03/31/01       -11.66             13550
                03/31/01-06/30/01         6.57             14440
                06/31/01-09/30/01       -14.89             12290
                9/30/01-12/31/01         11.52             13705
                12/31/01-03/31/02         0.96             13837
                03/31/02-06/30/02       -12.85             12059
                06/30/02-09/30/02       -17.27            9976.4

ICON Consumer Discretionary Fund

                Date                    Return         Growth of
                                                           10000

                   9/30/1997                               10970
                  12/31/1997                                9810
                   3/31/1998                               11140
                   6/30/1998                               10850
                   9/30/1998                                7870
                  12/31/1998                               10360
                   3/31/1999                               10032
                   6/30/1999                               11066
                   9/30/1999                                9899
                  12/31/1999                               10851
                   3/31/2000                               10503
                   6/30/2000                                9797
                   9/29/2000                                9449
                  12/29/2000                                9602
                   3/30/2001                                9756
                   6/29/2001                               11363
                   9/30/2001                                9172
                9/30/01-12/31/01         32.14             12120
                12/31/01-03/31/02        10.39             13380
                03/31/02-06/30/02         1.68             13604
                06/30/02-09/30/02       -23.85             10360

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Consumer Discretionary Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 98.5%

Advertising 5.3%
 156,400    Catalina Marketing Corp(a)               $  4,391,712
 110,900    Harte-Hanks Inc                             2,063,849
-----------------------------------------------------------------
Total Advertising                                       6,455,561


Apparel & Accessories 9.0%
 209,200    Fossil Inc(a)                               4,194,460
  75,100    Jones Apparel Group Inc(a)                  2,305,570
  65,100    Liz Claiborne Inc                           1,624,245
 122,800    Quicksilver Inc(a)                          2,774,052
-----------------------------------------------------------------
Total Apparel & Accessories                            10,898,327

Apparel Retail 6.5%
  72,900    AnnTaylor Stores Corp(a)                    1,678,887
  89,100    Pacific Sunwear of California Inc(a)        1,814,076
  36,800    Ross Stores Inc                             1,311,552
 185,900    TJX Co Inc                                  3,160,300
-----------------------------------------------------------------
Total Apparel Retail                                    7,964,815

Auto Parts & Equipment 15.3%
  84,600    BorgWarner Inc                              4,199,544
 367,607    Intermet Corp                               1,768,190
  60,100    Johnson Controls Inc                        4,616,882
  64,600    Lear Corp(a)                                2,690,590
 114,000    Superior Indus Intl Inc                     5,367,120
-----------------------------------------------------------------
Total Auto Parts & Equipment                           18,642,326

Automobile Manufacturers 9.9%
 133,500    Coachmen Indus Inc                          2,003,835
  58,600    General Motors Corp                         2,279,540
 136,400    Thor Indus Inc                              4,741,264
  77,700    Winnebago Indus Inc                         3,071,481
-----------------------------------------------------------------
Total Automobile Manufacturers                         12,096,120

Consumer Electronics 3.5%
  82,300    Harman Intl Indus Inc                       4,259,025
-----------------------------------------------------------------
Total Consumer Electronics                              4,259,025

Department Stores 1.0%
  29,900    Sears Roebuck & Co                          1,166,100
-----------------------------------------------------------------
Total Department Stores                                 1,166,100

Diversified Commercial Services 2.8%
 118,700    Regis Corp                                  3,358,023
-----------------------------------------------------------------
Total Diversified Commercial Services                   3,358,023

Footwear 3.2%
  66,300    Timberland Co Class A(a)                    2,100,384
 120,860    Wolverine World Wide Inc                    1,812,900
-----------------------------------------------------------------
Total Footwear                                          3,913,284

Home Furnishings 4.3%
 105,600    Ethan Allen Interiors Inc                   3,417,216
  80,500    La-Z-Boy Inc                                1,867,600
-----------------------------------------------------------------
Total Home Furnishings                                  5,284,816

Home Improvement Retail 6.2%
 155,000    Building Material Holding Corp(a)           1,813,500
  63,300    Home Depot Inc                              1,652,130
  98,400    Lowes Co                                    4,073,760
-----------------------------------------------------------------
Total Home Improvement Retail                           7,539,390

Homebuilding 4.5%
  71,500    Ryland Group Inc                            2,657,655
 130,400    Toll Brothers Inc                           2,834,896
-----------------------------------------------------------------
Total Homebuilding                                      5,492,551

Household Appliances 3.5%
  52,200    Snap-on Inc                                 1,199,556
  55,300    Toro Co                                     3,110,625
-----------------------------------------------------------------
Total Household Appliances                              4,310,181

Housewares & Specialties 3.6%
 155,400    Blyth Inc                                   4,335,660
-----------------------------------------------------------------
Total Housewares & Specialties                          4,335,660

Leisure Products 2.0%
  39,300    Polaris Indus Inc                           2,436,600
-----------------------------------------------------------------
Total Leisure Products                                  2,436,600

Motorcycle Manufacturers 2.4%
  64,000    Harley-Davidson Inc                         2,972,800
-----------------------------------------------------------------
Total Motorcycle Manufacturers                          2,972,800

Packaged Foods & Meats 4.8%
 139,000    Lancaster Colony Corp                       5,854,680
-----------------------------------------------------------------
Total Packaged Foods & Meats                            5,854,680

Specialty Stores 7.2%
 155,000    AutoNation Inc(a)                           1,785,600
 144,000    Borders Group Inc(a)                        2,275,200
  70,200    Michaels Stores Inc(a)                      3,208,140
  25,500    Payless ShoeSource Inc(a)                   1,377,255
-----------------------------------------------------------------
Total Specialty Stores                                  8,646,195

Tires & Rubber 3.5%
 263,600    Cooper Tire & Rubber Co                     4,254,504
-----------------------------------------------------------------
Total Tires & Rubber                                    4,254,504
-----------------------------------------------------------------
Total Common Stocks (Cost $116,095,067)               119,880,958

Short-Term Commercial Notes 1.2%
$849,015    American Family
            Demand Note 1.4124%, 1/14/03                  849,015
 609,701    Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                  609,701
-----------------------------------------------------------------
Total Short-Term
Commercial Notes (Cost $1,458,716)                      1,458,716
-----------------------------------------------------------------
Total Investments 99.7%
            (Cost $117,553,783)                       121,339,674
-----------------------------------------------------------------
Other Assets less Liabilities 0.3%                        300,669
-----------------------------------------------------------------
Net Assets 100.0%                                    $121,640,343
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON Energy Fund

How did the Fund perform relative to its benchmarks?

The ICON Energy Fund advanced 5.03% for the one-year period ended September 30, 2002, significantly outperforming its benchmark indexes. The Fund's broad-based benchmark, the S&P 1500 Index, declined -18.82% over the same period, while its narrower benchmark, the S&P 1500 Energy Index, fell -10.15%.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         98.9%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  40.3%

                   Number of Stocks                     38

                   Short-Term Investments
                   (% of Net Assets)                   5.4%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Unit Corp                           4.5%

                   Patina Oil & Gas Corp               4.3%

                   Nabors Indus Ltd                    4.3%

                   Varco Intl Inc                      4.1%

                   Oceaneering Intl Inc                4.0%

                   Occidental Petroleum Corp           4.0%

                   Murphy Oil Corp                     3.9%

                   Cal Dive Intl Inc                   3.8%

                   Helmerich & Payne Inc               3.7%

                   Devon Energy Corp                   3.7%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

The Energy sector encountered numerous pressures during the period,including weak demand, rising oil prices, historically low refining margins and mounting Middle East tensions. As a result, the sector experienced a broad disparity in industry performance. Among the individual groups, oil & gas drilling and oil & gas exploration & production substantially outpaced the S&P 1500 and oil & gas equipment & services also performed notably better. The remaining industries, oil & gas refining & marketing and integrated oil & gas, performed only slightly better. Overall, the gap between the top-performing and worst-performing group was approximately 38%, a sizable margin demonstrating just how variable industry performance can be within a given sector.

Political instability and the threat of military action in the Middle East, where two-thirds of the world's oil reserves exist, sent crude oil prices higher during the period. Market observers hinted that a war premium was behind the spike in prices, exacerbated by fears that armed conflict could create shipping disruptions. Dependence on foreign oil sources has a direct impact on American oil companies, who react to demand factors and adjust their activity accordingly. Continued instability in the Middle East stands to benefit the American oil companies, but would also force them to seek out more secure supplies.

What factors contributed to the Fund's strong performance?

Following what appeared to be a bottom for the Energy sector in late September 2001, oil & gas drilling and oil & gas exploration & production emerged from the depths as the leading industries. Our quantitative model indicated that these industries, and to a lesser extent oil & gas equipment & services, represented the best value in the sector. Companies in these industries are generally smaller in market capitalization and more focused on their operations. They also tend to move at a more rapid pace than the broader market. By increasing our weightings in these industries, the Fund was positioned to take advantage of their valuation and potential leadership. This contributed greatly to the Fund's strong performance for the period, which surpassed both the broader market and the narrower Energy index.

Industries that moved closer to our determination of fair value or were not as deeply discounted as other industries in the sector included oil & gas refining & marketing and integrated oil & gas. These industries, which are typically comprised of large, diversified companies participating at the downstream of the oil business, were laggards over the period and their weightings were drastically reduced. However, our model suggested that integrated oil & gas began to reverse course in mid-July 2002. Based on the leadership it has shown since that time, we have made modest increases to its weighting.

What is the investment outlook for the Energy sector?

The sluggish economic recovery and concerns over Iraq continue to weigh heavily on the Energy sector as well as the broader market. Any disruption to the flow of oil from the Middle East to the industrialized nations might lead to further spikes in the price of crude oil. Consequently, we could see a shift in supply dynamics toward domestic producers, contributing to rising stock prices in the sector. A resolution of the Iraqi conflict may also stabilize fears in the market and allow for a resumption of more sustainable economic growth.

However, value, and not macroeconomic factors, is the driving force behind our quantitative model. Our analysis reveals that leadership will remain among the industries that have led the Energy sector over the past year, namely oil & gas drilling and oil & gas exploration & production, with the addition of integrated oil & gas. We are constantly monitoring the group to determine which industries possess the most attractive combination of valuation and relative strength and have positioned the Fund accordingly.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Energy Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Oil & Gas Drilling                                    35.2%
          Oil & Gas Exploration & Production                    26.6%
          Oil & Gas Equipment & Services                        19.8%
          Integrated Oil & Gas                                  13.5%
          Oil & Gas Refining & Marketing & Transportation        3.8%

Average Annual Total Return
as of 9/30/02

                                               One               Since Inception
                                               Year                  11/5/97
--------------------------------------------------------------------------------
ICON Energy Fund                               5.03%                   5.68%
--------------------------------------------------------------------------------
S&P 1500 Index                               -18.82%                  -1.12%
--------------------------------------------------------------------------------
S&P 1500 Energy Index                        -10.15%                  -1.06%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                11/5/97-12/31/97          2.91             10291
                12/31/97-03/31/98        13.53             11683
                03/31/98-06/30/98         2.43             11967
                06/30/98-09/30/98       -10.76             10680
                09/30/98-12/31/98        21.73             13000
                12/31/98-03/31/99         3.63             13472
                03/31/99-06/30/99         7.78             14520
                06/30/99-09/30/99        -6.36             13597
                09/30/99-12/31/99        14.97             15632
                12/31/99-03/31/00         3.09             16115
                03/31/00-06/30/00        -2.59             15698
                06/30/00-09/30/00        -0.04             15692
                09/30/00-12/31/00        -7.31             14545
                12/31/00-03/31/01       -11.66             12849
                03/31/01-06/30/01         6.57             13693
                06/30/01-09/30/01       -14.89             11654
                9/30/01-12/31/01         11.52             12997
                12/31/01-03/31/02         0.96             13121
                03/31/02-06/30/02       -12.85             11435
                06/30/02-09/30/02       -17.27            9460.3

S&P Supercomposite 1500 Energy Index

                Date                    Return         Growth of
                                                           10000

                11/5/97-12/31/97         -5.68              9432
                12/31/97-03/31/98         4.67            9872.5
                03/31/98-06/30/98        -2.73              9603
                06/30/98-09/30/98        -7.11            8920.2
                09/30/98-12/31/98         0.19            8937.1
                12/31/98-03/31/99          5.8            9455.5
                03/31/99-06/30/99        12.86             10671
                06/30/99-09/30/99        -0.87             10579
                09/30/99-12/31/99         1.17             10702
                12/31/99-03/31/00         4.68             11203
                03/31/00-06/30/00            3             11539
                06/30/00-09/30/00         8.46             12516
                09/30/00-12/31/00         1.08             12651
                12/31/00-03/31/01        -6.13             11875
                03/31/01-06/30/01         1.86             12096
                06/31/01-09/30/01       -12.65             10566
                9/30/01-12/31/01          6.43             11245
                12/31/01-03/31/02         9.82             12350
                03/31/02-06/30/02         -4.7             11769
                06/30/02-09/30/02       -19.34            9493.1

ICON Energy Fund

                Date                    Return         Growth of
                                                           10000

                   12/31/1997                              9,100
                    3/31/1998                              9,330
                    6/30/1998                              8,630
                    9/30/1998                              6,350
                   12/31/1998                              5,722
                    3/31/1999                              6,725
                    6/30/1999                              8,163
                    9/30/1999                              8,082
                   12/31/1999                              8,599
                    3/31/2000                             11,090
                    6/30/2000                             11,870
                    9/29/2000                             13,359
                   12/29/2000                             15,361
                    3/30/2001                             15,007
                    6/29/2001                             14,200
                    9/30/2001                             12,486
                9/30/01-12/31/01         18.96             14853
                12/31/01-03/31/02        10.29             16382
                03/31/02-06/30/02        -9.53             14820
                06/30/02-09/30/02       -11.51             13115

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Energy Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 98.9%

Integrated Oil & Gas 13.5%
    75,800  ConocoPhillips                           $  3,504,992
   105,400  Marathon Oil Corp                           2,390,472
    49,100  Murphy Oil Corp                             4,029,637
   146,100  Occidental Petroleum Corp                   4,146,318
-----------------------------------------------------------------
Total Integrated Oil & Gas                             14,071,419

Oil & Gas Drilling 35.2%
    98,300  Atwood Oceanics Inc(a)                      2,875,275
   151,900  ENSCO Intl Inc                              3,803,576
    83,334  GlobalSantaFe Corp                          1,862,515
   113,300  Helmerich & Payne Inc                       3,878,259
   135,300  Nabors Indus Ltd(a)                         4,431,075
   164,000  National-Oilwell Inc(a)                     3,178,320
   112,100  Noble Corp(a)                               3,475,100
   148,900  Patterson-UTI Energy Inc(a)                 3,798,439
    33,500  Pride Intl Inc(a)                             435,500
   244,300  Unit Corp(a)                                4,678,345
   251,200  Varco Intl Inc(a)                           4,250,304
-----------------------------------------------------------------
Total Oil & Gas Drilling                               36,666,708

Oil & Gas Equipment & Services 19.8%
   137,700  BJ Services Co(a)                           3,580,200
   198,500  Cal Dive Intl Inc(a)                        4,003,149
   165,100  Oceaneering Intl Inc(a)                     4,201,795
    36,700  Schlumberger Ltd                            1,411,482
    57,900  SEACOR SMIT Inc(a)                          2,373,321
    77,400  TETRA Technologies Inc(a)                   1,559,610
    70,800  Tidewater Inc                               1,910,892
   144,000  Veritas DGC Inc(a)                          1,556,640
-----------------------------------------------------------------
Total Oil & Gas Equipment & Services                   20,597,089

Oil & Gas Exploration & Production 26.6%
    35,400  Anadarko Petroleum Corp                     1,576,716
    40,990  Apache Corp                                 2,436,855
    79,800  Devon Energy Corp                           3,850,350
    33,300  Evergreen Resources Inc(a)                  1,364,634
    74,300  Key Production Co Inc(a)                    1,203,660
    62,600  Newfield Exploration Co(a)                  2,102,734
    61,800  Noble Energy Inc                            2,099,346
    86,800  Ocean Energy Inc                            1,731,660
   157,375  Patina Oil & Gas Corp                       4,485,188
    92,600  Pogo Producing Co                           3,153,956
    80,300  Prima Energy Corp(a)                        1,683,891
   150,900  Remington Oil & Gas Corp(a)                 2,127,690
-----------------------------------------------------------------
Total Oil & Gas Exploration & Production               27,816,680

Oil & Gas Refining, Marketing & Transportation 3.8%
    46,200  Ashland Inc                                 1,237,698
    42,700  Sunoco Inc                                  1,287,832
    55,100  Valero Energy Corp                          1,458,497
-----------------------------------------------------------------
Total Oil & Gas Refining,
  Marketing & Transportation                            3,984,027
-----------------------------------------------------------------
Total Common Stocks (Cost $110,033,992)               103,135,923

Short-Term Investments 5.4%

US Government Obligation 3.8%
$3,948,430  US Treasury Bill, 1.6950%,
            10/10/02                                    3,948,430
-----------------------------------------------------------------
Total US Government Obligation                          3,948,430

Short-Term Commercial Notes 1.6%
$  688,813  American Family
            Demand Note 1.4124%, 1/14/03                  688,813
   947,448  Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                  947,448
-----------------------------------------------------------------
Total Short-Term Commercial Notes                       1,636,261
-----------------------------------------------------------------
Total Short-Term Investments
            (Cost $5,584,691)                           5,584,691
-----------------------------------------------------------------
Total Investments 104.3%
            (Cost $115,618,683)                       108,720,614
-----------------------------------------------------------------
Liabilities Less Other Assets (4.3%)                   (4,500,797)
-----------------------------------------------------------------
Net Assets 100.0%                                    $104,219,817
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON Financial Fund

How did the Fund perform relative to its benchmarks?

The ICON Financial Fund depreciated -11.88% for the one-year period ended September 30, 2002. This loss compares to the -18.82% drop in the broad-based S&P 1500 Index and a -13.36% decline in the narrowly focused S&P 1500 Financials Index.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         96.9%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  29.9%

                   Number of Stocks                     47

                   Short-Term Investments
                   (% of Net Assets)                   3.1%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Countrywide Credit Indus Inc        3.5%

                   Golden West Financial Corp          3.1%

                   GreenPoint Financial Corp           3.0%

                   FirstFed Financial Corp             3.0%

                   MBNA Corp                           3.0%

                   Citigroup Inc                       2.9%

                   Bank One Corp                       2.9%

                   BB&T Corp                           2.9%

                   Everest Re Group Ltd                2.8%

                   Webster Financial Corp              2.8%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

Weakness in the broader market as well as the Financial sector characterized the Fund's fiscal year. This was not the case earlier in the period when an oversold market, an emerging economic recovery and aggressive easing of interest rates by the Federal Reserve propelled stocks past pre-September 11 levels. However, as the recovery sputtered amid mixed economic data, accounting scandals, disappointing earnings and Middle East tensions, these initial gains were quickly erased. Furthermore, the Financial sector faced additional headwinds, including dubious loan exposure, insurance industry losses, conflicts of interest and lower trading profits. Rising defaults also played a key role, forcing many financial institutions to raise capital ratios in compliance with new government regulations.

Regulatory pressures were most negatively felt by the consumer finance industry. Although the S&P 1500 Consumer Finance Index was virtually unchanged through the first quarter of the fiscal year, by period-end it had plummeted -31.41%, making it the worst performing industry in the Financial sector. In contrast, banks were the best performing industry, with the S&P 1500 Banks Index advancing nearly 1% during the period. Banks, particularly commercial institutions who focus on U.S.-based consumer business, were able eke out small gains as increases in bad debt were offset by higher margin spreads.

What factors contributed to the Fund's performance?

Considering the difficulties that Financials have had to endure, it comes as no surprise that the sector was plagued by a lack of strong industry leadership. Nevertheless, the Fund underwent several rotations during the year, producing fairly sizable shifts in industry weightings. For example, as the period began, diversified financial services was the largest industry weighting followed by property & casualty insurance. However, by period-end both had been substantially pared back as diversified financial services turned in poor performance relative to the broader market and property & casualty insurance struggled with severe losses in the aftermath of the terrorist attacks.

In their place, banks, which rose from 12.1% at the beginning of the period to 39.4% at the close, assumed the top industry weighting with diversified financial services coming in a distant second. Banks are especially attractive according to our quantitative model, given their recent industrywide decline. What our model also detected was that they were trading below our estimate of fair value while still demonstrating higher-than-average performance versus the overall market. This relative strength, particularly within the regional bank and savings and loan segments, convinced us to increase our weighting even as enormous selling pressure emerged during the period. Rather than view it as weakness, we see it as a sign that the group may be poised to assume market leadership.

What is the investment outlook for the Financial sector?

Much like the broader market, we believe the Financial sector is grossly under-priced, a victim of event-driven noise and possibly even its own success. The steep drop has created numerous opportunities. Even so, residual fear will most likely rock the market for the time being. However, we look for stabilization and recovery to occur once the excesses of the recent past have been completely wrung out. We do not know when that will happen, only that the ICON Financial Fund will be positioned to participate when it does.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Financial Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Banks                                                 39.4%
          Diversified Financial Services                        14.0%
          Consumer Finance                                      13.3%
          Property & Casualty Insurance                         12.2%
          Real Estate Investment Trusts                          7.0%
          Reinsurance                                            3.6%
          Life & Health Insurance                                3.2%
          Multi-line Insurance                                   2.2%
          Insurance Brokers                                      2.0%

Average Annual Total Return
as of 9/30/02

                                  One              Five          Since Inception
                                  Year             Year               7/1/97
--------------------------------------------------------------------------------
ICON Financial Fund             -11.88%            5.62%               6.34%
--------------------------------------------------------------------------------
S&P 1500 Index                  -18.82%           -1.20%               0.31%
--------------------------------------------------------------------------------
S&P 1500 Financials Index       -13.36%            2.83%               4.83%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                7/1/97-9/30/97            7.96             10796
                9/30/97-12/31/97          2.41             11056
                12/31/97-03/31/98        13.53             12552
                03/31/98-06/30/98         2.43             12857
                06/30/98-09/30/98       -10.76             11474
                09/30/98-12/31/98        21.73             13967
                12/31/98-03/31/99         3.63             14474
                03/31/99-06/30/99         7.78             15600
                06/30/99-09/30/99        -6.36             14608
                09/30/99-12/31/99        14.97             16795
                12/31/99-03/31/00         3.09             17314
                03/31/00-06/30/00        -2.59             16865
                06/30/00-09/30/00        -0.04             16858
                09/30/00-12/31/00        -7.31             15626
                12/31/00-03/31/01       -11.66             13804
                03/31/01-06/31/01         6.57             14711
                06/30/01-09/31/01       -14.89             12521
                9/30/01-12/31/01         11.52             13963
                12/31/01-03/31/02         0.96             14097
                03/31/01-06/30/02       -12.85             12285
                06/30/02-09/30/02       -17.27             10164

S&P Supercomposite 1500 Financials Index

                Date                    Return         Growth of
                                                           10000

                7/1/97-9/30/97           11.41             11141
                9/30/97-12/31/97          7.89          12020.02
                12/31/97-03/31/98         11.7          13426.37
                03/31/98-06/30/98         2.94           13821.1
                06/30/98-09/30/98       -20.84          10940.79
                09/30/98-12/31/98        21.24          13264.61
                12/31/98-03/31/99         6.98          14190.48
                03/31/99-06/30/99         5.22          14931.22
                06/30/99-09/30/99       -15.33          12642.26
                09/30/99-12/31/99         8.11          13667.55
                12/31/99-03/31/00         1.87          13923.14
                03/31/00-06/30/00        -2.85          13526.33
                06/30/00-09/30/00        23.66          16726.65
                09/30/00-12/31/00         2.12          17081.26
                12/31/00-03/31/01        -9.64          15434.63
                03/31/01-06/31/01         8.39          16729.59
                06/30/01-09/31/01       -11.61          14787.29
                9/30/01-12/31/01          7.55          15903.73
                12/31/01-03/31/02         3.91          16525.56
                03/31/02-06/30/02        -6.96          15375.38
                06/30/02-09/30/02       -16.67          12812.31

ICON Financial Fund

                Date                    Return         Growth of
                                                           10000

                   9/30/1997                               10510
                  12/31/1997                               10525
                   3/31/1998                               12002
                   6/30/1998                               12293
                   9/30/1998                                9411
                  12/31/1998                               11267
                   3/31/1999                               11877
                   6/30/1999                               12442
                   9/30/1999                               10357
                  12/31/1999                               11074
                   3/31/2000                               11343
                   6/30/2000                               11366
                   9/29/2000                               14307
                  12/29/2000                               16613
                   3/30/2001                               15598
                   6/29/2001                               17694
                   9/30/2001                               15676
                9/30/01-12/31/01          8.75             17047
                12/31/01-03/31/02         3.39             17625
                03/31/02-06/30/02        -7.09             16376
                06/30/02-09/30/02       -15.65             13813

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Financial Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 96.9%

Banks 39.4%
    70,600  Astoria Financial Corp                   $  1,722,640
    90,700  BB&T Corp                                   3,178,128
    44,700  Bank of America Corp                        2,851,860
    86,200  Bank One Corp                               3,223,880
   106,600  Community First Bankshares Inc              2,972,008
    30,400  Downey Financial Corp                       1,041,200
    57,800  First BanCorp                               2,203,336
   128,300  FirstFed Financial Corp(a)                  3,303,725
    90,100  FirstMerit Corp                             1,929,942
   102,400  FleetBoston Financial Corp                  2,081,792
    34,700  Golden State Bancorp Inc                    1,121,504
    55,000  Golden West Financial Corp                  3,419,900
    79,800  GreenPoint Financial Corp                   3,330,852
   152,900  Hibernia Corp                               3,056,471
    94,700  MAF Bancorp Inc                             2,926,230
    91,300  Webster Financial Corp                      3,065,854
    46,300  Zions Bancorp                               2,015,439
-----------------------------------------------------------------
Total Banks                                            43,444,761

Consumer Finance 13.3%
    73,400  Capital One Financial Corp                  2,563,128
    82,000  Countrywide Credit Indus Inc                3,866,300
    77,900  Financial Federal Corp(a)                   2,481,115
   178,250  MBNA Corp                                   3,276,235
   506,300  Providian Financial Corp(a)                 2,480,870
-----------------------------------------------------------------
Total Consumer Finance                                 14,667,648

Diversified Financial Services 14.0%
    20,720  Bear Stearns Co Inc                         1,168,608
   109,000  Citigroup Inc                               3,231,850
    99,400  Investment Technology Group Inc(a)          2,908,444
    35,600  Investors Financial Services Corp             963,692
    41,800  Jefferies Group Inc                         1,595,088
   110,500  J P Morgan Chase & Co                       2,098,395
    21,230  Lehman Brothers Holdings Inc                1,041,331
    70,700  Morgan Stanley                              2,395,316
-----------------------------------------------------------------
Total Diversified Financial Services                   15,402,724

Insurance Brokers 2.0%
    52,500  Hilb Rogal & Hamilton Co                    2,165,625
-----------------------------------------------------------------
Total Insurance Brokers                                 2,165,625

Life & Health Insurance 3.2%
    38,700  Delphi Financial Group Inc                  1,409,454
    42,300  Protective Life Corp                        1,301,571
    41,200  UnumProvident Corp                            838,420
-----------------------------------------------------------------
Total Life & Health Insurance                           3,549,445

Multi-line Insurance 2.2%
    58,400  American Financial Group Inc                1,344,368
    25,100  Loews Corp                                  1,076,539
-----------------------------------------------------------------
Total Multi-line Insurance                              2,420,907

Property & Casualty Insurance 12.2%
    55,000  Ambac Financial Group Inc                   2,963,950
    34,300  MBIA Inc                                    1,370,285
    89,300  Old Republic Intl Corp                      2,534,334
    60,300  Radian Group Inc                            1,969,398
    49,200  RLI Corp                                    2,639,580
    72,400  The PMI Group Inc                           1,970,004
-----------------------------------------------------------------
Total Property & Casualty Insurance                    13,447,551

Real Estate Investment Trusts 7.0%
   100,300  Duke Realty Corp                            2,469,386
    61,200  Health Care Property Inv Inc                2,607,120
    83,200  Kimco Realty Corp                           2,587,520
-----------------------------------------------------------------
Total Real Estate Investment Trusts                     7,664,026

Reinsurance 3.6%
    56,800  Everest Re Group Ltd                        3,116,048
   166,900  Trenwick Group Ltd                            867,880
-----------------------------------------------------------------
Total Reinsurance                                       3,983,928
-----------------------------------------------------------------
Total Common Stocks (Cost $119,233,699)               106,746,615

Short-Term Investments 3.1%

US Government Obligation 0.9%
$  999,912  US Treasury Bill,
            2.040%, 10/03/02                              999,912
-----------------------------------------------------------------
Total US Government Obligation                            999,912

Short-Term Commercial Notes 2.2%
$1,279,495  American Family
            Demand Note 1.4124%, 1/14/03                1,279,495
 1,085,160  Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                1,085,160
-----------------------------------------------------------------
Total Short-Term Commercial Notes                       2,364,655
-----------------------------------------------------------------
Total Short-Term Investments
            (Cost $3,364,567)                           3,364,567
-----------------------------------------------------------------
Total Investments 100.0%
            (Cost $122,598,266)                       110,111,182
-----------------------------------------------------------------
Other Assets less Liabilities 0.0%                          4,697
-----------------------------------------------------------------
Net Assets 100.0%                                    $110,115,879
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON Healthcare Fund

How did the Fund perform relative to its benchmarks?

The ICON Healthcare Fund lost -5.63% for the one-year period ended September 30, 2002. Despite this negative return, the Fund outperformed both of its benchmarks, including the broad-based S&P 1500 Index, which declined -18.82% over the same period, as well as the narrowly focused S&P 1500 Healthcare Index, which surrendered -20.56%.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         98.0%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  33.2%

                   Number of Stocks                     46

                   Short-Term Investments
                   (% of Net Assets)                   3.8%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Techne Corp                         3.9%

                   Cooper Cos Inc                      3.7%

                   Diagnostic Products Corp            3.7%

                   SurModics Inc                       3.5%

                   Barr Laboratories Inc               3.5%

                   Abbots Labs                         3.2%

                   Johnson & Johnson                   3.0%

                   Mylan Laboratories Inc              3.0%

                   Lincare Holdings Inc                2.9%

                   Hillenbrand Indus Inc               2.8%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

By and large, severe weakness in the pharmaceuticals industry, particularly among large-cap drug stocks, proved especially damaging to the Healthcare sector. This was due to a number of factors, including bottlenecks in the drug approval process, pipeline pressures in the wake of patent expirations, and increased competition from generics. The biotechnology industry, also highly dependent on pharmaceuticals, fared poorly as well. For much of the period, the managed health care industry was the clear leader within the sector, followed by health care supplies, health care facilities, and health care distributors & services, which all performed better than the broader market and the sector as a whole.

Significant industry leadership changes began to emerge in early July and continued throughout the remainder of the period. Biotechnology was one of the best performing industries overall for the calendar-year third quarter, while health care supplies, health care equipment and health care distributors & services also performed well. In contrast, managed health care not only weakened in terms of the broader market, but slid to the bottom within the Healthcare sector.

What factors contributed to the Fund's performance?

The Fund was fine-tuned throughout the fiscal year to take advantage of the frequent leadership changes within the sector. On October 1, 2001, the beginning of the reporting period, health care distributors & services, pharmaceuticals and biotechnology were the three largest industry weightings in the Fund, while managed health care was by far the smallest. By the end of the six-month period, on March 31, 2002, the Fund's composition had virtually inverted, with managed health care and health care distributors & services now occupying the top two weightings, while biotechnology and pharmaceuticals were sold off completely. Our quantitative model, which focuses on valuation and relative strength, detected these shifts in industry leadership. As a result, the Fund was repositioned to capture the new theme, enabling the Fund to outperform it's industry index for the first half of the fiscal year.

Similar weightings were maintained until early July when our model once again identified a theme change within the sector. Managed health care had appeared to run its course and the Fund's position was significantly reduced. Biotechnology and pharmaceuticals, which had been jettisoned earlier in the year, were now selling below our estimate of fair value while demonstrating higher-than-average relative strength, often a precursor to assuming market leadership. Thus, the Fund was adjusted to capture this emerging theme and began to accumulate positions in these newly attractive industries. Perhaps the most dramatic change during the period was the reintroduction of large-cap pharmaceuticals, which, because of what we perceived to be overheated valuations, had been absent from the Fund for nearly two and a half years.

What is the investment outlook for the Healthcare sector?

Value is widespread within the Healthcare sector, supporting the notion that a market advance could include broad participation across the entire group. According to our analysis, leadership would most likely center around health care equipment, health care supplies, biotechnology and pharmaceuticals, with managed health care and health care distributors & services contributing to a lesser extent. While the sector has undergone repeated changes in leadership during the period, one shift of note is the increasingly attractive valuations detected for large-cap pharmaceuticals, dropping to levels not seen for the past two and a half years. Although this correction was observed only recently, we will continue to actively monitor our quantitative model for changes in the sector, seeking out the individual companies positioned to capture leadership based on industry valuation and relative strength.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Healthcare Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Pharmaceuticals                                       23.4%
          Health Care Equipment                                 20.9%
          Health Care Distributors & Services                   19.4%
          Biotechnology                                         14.0%
          Health Care Supplies                                   9.7%
          Health Care Facilities                                 5.4%
          Managed Health Care                                    5.2%

Average Annual Total Return
as of 9/30/02

                                        One           Five       Since Inception
                                        Year          Year           2/24/97
--------------------------------------------------------------------------------
ICON Healthcare Fund                   -5.63%         8.29%           10.55%
--------------------------------------------------------------------------------
S&P 1500 Index                        -18.82%        -1.20%            2.10%
--------------------------------------------------------------------------------
S&P 1500 Healthcare Index             -20.56%         6.04%            7.48%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                2/24/97-3/31/97          -6.32              9368
                03/31/97-06/30/97        17.22             10981
                6/30/97-9/30/97           8.67             11933
                9/30/97-12/31/97          2.41             12221
                12/31/97-03/31/98        13.53             13874
                03/31/98-06/30/98         2.43             14211
                06/30/98-09/30/98       -10.76             12682
                09/30/98-12/31/98        21.73             15438
                12/31/98-03/31/99         3.63             15999
                03/31/99-06/30/99         7.78             17243
                06/30/99-09/30/99        -6.36             16147
                09/30/99-12/31/99        14.97             18564
                12/31/99-03/31/00         3.09             19137
                03/31/00-06/30/00        -2.59             18642
                06/30/00-09/30/00        -0.04             18634
                09/30/00-12/31/00        -7.31             17272
                12/31/00-03/31/01       -11.66             15258
                03/31/01-06/30/01         6.57             16261
                06/31/01-09/30/01       -14.89             13839
                9/30/01-12/31/01         11.52             15434
                12/31/01-03/31/02         0.96             15582
                03/31/02-06/30/02       -12.85             13580
                06/30/02-09/30/02       -17.27             11234

S&P Supercomposite 1500 Health Care Index

                Date                    Return         Growth of
                                                           10000

                2/24/97-3/31/97          -10.6              8940
                03/31/97-06/30/97        24.21             11104
                6/30/97-9/30/97           0.58             11169
                9/30/97-12/31/97           7.4             11995
                12/31/97-03/31/98        16.83             14014
                03/31/98-06/30/98         6.64             14945
                06/30/98-09/30/98        -1.62             14703
                09/30/98-12/31/98        15.31             16953
                12/31/98-03/31/99         3.01             17464
                03/31/99-06/30/99        -3.76             16807
                06/30/99-09/30/99        -9.61             15192
                09/30/99-12/31/99         3.92             15787
                12/31/99-03/31/00         1.66             16050
                03/31/00-06/30/00         22.7             19693
                06/30/00-09/30/00         0.95             19880
                09/30/00-12/31/00         9.67             21802
                12/31/00-03/31/01       -15.58             18405
                03/31/01-06/30/01         1.38             18659
                06/31/01-09/30/01         1.02             18850
                9/30/01-12/31/01          2.31             19285
                12/31/01-03/31/02         -0.5             19189
                03/31/02-06/30/02       -15.97             16124
                06/30/02-09/30/02        -7.13             14975

ICON Healthcare Fund

                Date                    Return         Growth of
                                                           10000

                2/24/97-3/31/97                             9460
                03/31/97-06/30/97                          11080
                6/30/97-9/30/97                            11780
                9/30/97-12/31/97                           11645
                12/31/97-03/31/98                          13319
                03/31/98-06/30/98                          13813
                06/30/98-09/30/98                          12224
                09/30/98-12/31/98                          13427
                12/31/98-03/31/99                          13500
                03/31/99-06/30/99                          13862
                06/30/99-09/30/99                          11571
                09/30/99-12/31/99                          13938
                12/31/99-03/31/00                          15234
                03/31/00-06/30/00                          17042
                06/30/00-09/30/00                          17976
                09/30/00-12/31/00                          19935
                12/31/00-03/31/01                          18730
                03/31/01-06/30/01                          20497
                06/31/01-09/30/01                          18585
                9/30/01-12/31/01          3.86             19302
                12/31/01-03/31/02         2.81             19845
                03/31/02-06/30/02        -1.62             19523
                06/30/02-09/30/02       -10.16             17540

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Healthcare Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 98.0%

Biotechnology 14.0%
    41,100  Amgen Inc(a)                             $  1,713,870
    50,500  Biogen Inc(a)                               1,478,135
    61,000  Chiron Corp(a)                              2,131,340
   108,500  Genzyme Corp(a)                             2,236,185
    61,900  INDEXX Laboratories Inc(a)                  1,915,681
   109,600  Techne Corp(a)                              3,593,784
-----------------------------------------------------------------
Total Biotechnology Software                           13,068,995

Health Care Distributors & Services 19.4%
    33,200  AmerisourceBergen Corp                      2,371,144
    35,700  Cardinal Health Inc                         2,220,540
    41,100  Express Scripts Inc(a)                      2,240,772
    86,300  Lincare Holdings Inc(a)                     2,678,752
    65,200  Omnicare Inc                                1,377,024
    33,800  Owens & Minor Inc                             483,002
    25,400  Patterson Dental Co(a)                      1,299,972
    54,600  Renal Care Group Inc(a)                     1,795,794
    74,700  Syncor Intl Corp(a)                         2,398,617
   149,600  US Oncology Inc(a)                          1,213,256
-----------------------------------------------------------------
Total Health Care Distributors & Services              18,078,873

Health Care Equipment 20.9%
    61,900  Becton Dickinson & Co                       1,757,960
    74,700  Diagnostic Products Corp                    3,436,200
    52,000  Guidant Corp(a)                             1,680,120
    47,200  Hillenbrand Indus Inc                       2,562,960
    60,700  Invacare Corp                               2,078,975
    31,900  Mentor Corp                                 1,016,972
    75,600  ResMed Inc(a)                               2,162,160
    71,200  Respironics Inc(a)                          2,279,112
    42,000  Stryker Corp                                2,419,200
-----------------------------------------------------------------
Total Health Care Equipment                            19,393,659

Health Care Facilities 5.4%
    73,700  Health Management Assoc Class A(a)          1,490,214
    30,300  Tenet Healthcare Corp(a)                    1,499,850
    39,300  Universal Health Services Inc
            Class B                                     2,010,195
-----------------------------------------------------------------
Total Health Care Facilities                            5,000,259

Health Care Supplies 9.7%
    66,000  Cooper Cos Inc                              3,465,000
    46,100  Haemonetics Corp(a)                         1,093,953
   108,800  Osteotech Inc(a)                              561,408
    26,700  PolyMedica Corp(a)                            705,414
   101,500  SurModics Inc(a)                            3,224,655
-----------------------------------------------------------------
Total Health Care Supplies                              9,050,430

Managed Health Care 5.2%
    49,600  First Health Group Corp(a)                  1,345,152
    80,100  Humana Inc(a)                                 993,240
    14,600  UnitedHealth Group Inc                      1,273,412
    16,700  WellPoint Health Networks Inc(a)            1,224,110
-----------------------------------------------------------------
Total Managed Health Care                               4,835,914

Pharmaceuticals 23.4%
    74,400  Abbots Labs                                 3,005,760
    51,700  Barr Laboratories Inc(a)                    3,220,393
    40,900  Eli Lilly & Co                              2,263,406
    18,500  Forest Laboratories Inc Class A(a)          1,517,185
    51,200  Johnson & Johnson                           2,768,896
    44,400  Medicis Pharmaceutical
            Corp Class A(a)                             1,814,628
    47,600  Merck & Co                                  2,175,796
    84,300  Mylan Laboratories Inc                      2,759,982
    76,400  Pfizer Inc                                  2,217,128
-----------------------------------------------------------------
Total Pharmaceuticals                                  21,743,174
-----------------------------------------------------------------
Total Common Stocks (Cost $ 89,723,647)                91,171,304

Short-Term Investments 3.8%

US Government Obligations 0.3%
$  264,977  US Treasury Bill, 1.6950%,
            10/10/02                                      264,977
-----------------------------------------------------------------
Total US Government Obligation                            264,977

Short-Term Commercial Notes 3.5%
$1,636,511  American Family
            Demand Note 1.4124%, 1/14/03                1,636,511
 1,646,913  Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                1,646,913
-----------------------------------------------------------------
Total Short-Term Commercial Notes                       3,283,424
-----------------------------------------------------------------
Total Short-Term Investments
            (Cost $3,548,401)                           3,548,401
-----------------------------------------------------------------
Total Investments 101.8%
            (Cost $93,272,048)                         94,719,705
-----------------------------------------------------------------
Liabilities Less Other Assets (1.8%)                   (1,688,460)
-----------------------------------------------------------------
Net Assets 100.0%                                    $ 93,031,245
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON Industrials Fund

How did the Fund perform relative to its benchmarks?

The ICON Industrials Fund declined -6.90% for the one-year period ended September 30, 2002. Although the Fund experienced a setback, its relative performance over the same period exceeded that of its benchmarks, having outperformed the -18.82% drop for the broad-based S&P 1500 Index and the -15.47% pullback for the more sector-specific NYSE Industrials Index.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         99.6%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  37.8%

                   Number of Stocks                     43

                   Short-Term Investments
                   (% of Net Assets)                   4.6%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Banta Corp                          4.8%

                   AGCO Corp                           4.5%

                   Northrop Grumman Corp               4.1%

                   Graco Inc                           4.0%

                   Teleflex Inc                        3.7%

                   Carlisle Co Inc                     3.5%

                   Wallace Computer Services Inc       3.5%

                   Simpson Manufacturing Co Inc        3.4%

                   John H Harland Co                   3.2%

                   Corinthian Colleges Inc             3.1%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

The Industrials sector turned in a decidedly mixed showing, leading the broader market over the first half of the fiscal year, then retreating and keeping pace with the market for the remainder of the reporting period. The sector has historically been among the leaders in an economic recovery, which appeared to be taking shape following the September 11 terrorist attacks and into the first quarter of calendar year 2002. Our valuation model indicated that the sector had become deeply under-priced, and as investors recognized this they bid the sector closer to fair value.

When economic growth failed to gain footing during the second half, the sector recoiled, in part due to prolonged weakness in capital spending and manufacturing activity, as well as the virtual shutdown of the airline industry. Industrial conglomerates, whose complex financial structures raised accounting concerns, also struggled. Later on, as war fears pushed up the price of oil, and sent the broader market into a tailspin, our quantitative model continued to detect value in the sector, however abundant leadership in the form of relative strength was not prevalent.

What factors contributed to the Fund's performance?

Despite the absence of market themes late in the period, our quantitative model identified leaders within the sector and guided us toward those industries that represented the best value. During the first half, airlines, having ground to a halt following the terrorist attacks, and employment services, hurt by rising unemployment and economic woes, were increased substantially as both were selling at a steep discount to their burgeoning leadership. Although these industries went on to perform exceptionally well for the Fund, their leadership status abated during the second half. As a result, airlines were liquidated from the Fund and employment services scaled back in favor of more attractive opportunities.

While the building products industry has remained a core weighting in the Fund throughout the entire period, commercial printing assumed a substantially larger role following the late-July 2002 sell-off. Another leader that emerged from that July period and was the largest weighting at period-end is diversified commercial services. Within that industry, we have identified value and strength among educational management companies, thus increasing our holdings in this rapidly growing business.

What is the investment outlook for the Industrials sector?

Our quantitative model indicates that there is deep value across all areas of the Industrials sector and we expect the group to be a market leader once the economic recovery takes hold. Typically, this sector is an early driver of such recoveries. Therefore, if the economy begins to show signs of strength, we believe the ensuing rally in the sector will most likely be all-encompassing, with participation from numerous industries. Based on valuation and relative strength, we anticipate leadership coming from such industries as diversified commercial services, commercial printing and office services & supplies. As always, we will move toward industries that our systematic approach detects are under-priced and showing market leadership.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Industrials Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Diversified Commercial Services                       19.0%
          Commercial Printing                                   13.1%
          Building Products                                      9.5%
          Industrial Machinery                                   8.7%
          Aerospace & Defense                                    7.9%
          Electrical Components & Equipment                      7.3%
          Office Services & Supplies                             7.3%
          Industrial Conglomerates                               7.1%
          Employment Services                                    6.2%
          Construction & Engineering                             4.8%

Average Annual Total Return
as of 9/30/02

                                         One          Five       Since Inception
                                         Year         Year           5/9/97
--------------------------------------------------------------------------------
ICON Industrials Fund                   -6.90%       -5.18%          -0.94%
--------------------------------------------------------------------------------
S&P 1500 Index                         -18.82%       -1.20%           1.81%
--------------------------------------------------------------------------------
NYSE Industrials Index                 -15.47%       -0.96%           1.87%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                5/9/97-6/30/97            7.67             10767
                6/30/97-9/30/97           8.67             11700
                9/30/97-12/31/97          2.41             11982
                12/31/97-03/31/98        13.53             13604
                03/31/98-06/30/98         2.43             13934
                06/30/98-09/30/98       -10.76             12435
                09/30/98-12/31/98        21.73             15137
                12/31/98-03/31/99         3.63             15687
                03/31/99-06/30/99         7.78             16907
                06/30/99-09/30/99        -6.36             15832
                09/30/99-12/31/99        14.97             18202
                12/31/99-03/31/00         3.09             18764
                03/31/00-06/30/00        -2.59             18278
                06/30/00-09/30/00        -0.04             18271
                09/30/00-12/31/00        -7.31             16935
                12/31/00-03/31/01       -11.66             14961
                03/31/01-06/31/01         6.57             15943
                06/31/01-09/31/01       -14.89             13569
                9/30/01-12/31/01         11.52             15133
                12/31/01-03/31/02         0.96             15278
                03/31/02-06/30/02       -12.85             13315
                03/31/02-06/30/03       -17.27             11015

NYSE Industrials Index

                Date                    Return         Growth of
                                                           10000

                5/9/97-6/30/97            8.21             10821
                6/30/97-9/30/97           7.17             11597
                9/30/97-12/31/97          1.08             11722
                12/31/97-03/31/98        12.48             13185
                03/31/98-06/30/98         1.38             13367
                06/30/98-09/30/98       -12.11             11748
                09/30/98-12/31/98        19.29             14014
                12/31/98-03/31/99         1.86             14275
                03/31/99-06/30/99         7.16             15297
                06/30/99-09/30/99        -7.16             14202
                09/30/99-12/31/99        11.35             15814
                12/31/99-03/31/00        -0.62             15716
                03/31/00-06/30/00         0.72             15829
                06/30/00-09/30/00        -0.07             15818
                09/30/00-12/31/00        -1.57             15570
                12/31/00-03/31/01        -8.93             14179
                03/31/01-06/31/01         5.36             14939
                06/31/01-09/31/01       -12.48             13075
                9/30/01-12/31/01         10.56             14456
                12/31/01-03/31/02         2.39             14801
                03/31/02-06/30/02       -11.62             13081
                06/30/02-09/30/02       -15.51             11052

ICON Industrials Fund

                Date                    Return         Growth of
                                                           10000

                    6/30/1997                              10790
                    9/30/1997                              12400
                   12/31/1997                              11605
                    3/31/1998                              12996
                    6/30/1998                              11820
                    9/30/1998                               9663
                   12/31/1998                              12226
                    3/31/1999                              11503
                    6/30/1999                              13080
                    9/30/1999                              11295
                   12/31/1999                              11403
                    3/31/2000                              11069
                    6/30/2000                              10569
                    9/29/2000                              10807
                   12/29/2000                              11890
                    3/30/2001                              10708
                    6/29/2001                              12057
                    9/30/2001                              10207
                9/30/01-12/31/01         18.36             12081
                12/31/01-03/31/02         8.99             13167
                03/31/02-06/30/02        -7.98             12116
                06/30/02-09/30/02       -21.58              9501

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Industrials Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 99.6%

Aerospace & Defense 7.9%
    47,700  DRS Technologies Inc(a)                  $  1,775,394
    37,400  Esterline Technologies Corp(a)                622,336
    21,200  Northrop Grumman Corp                       2,629,648
-----------------------------------------------------------------
Total Aerospace & Defense                               5,027,378

Building Products 9.5%
    25,300  American Standard Cos Inc(a)                1,609,586
    69,400  Simpson Manufacturing Co Inc(a)             2,178,466
    61,900  Universal Forest Products Inc               1,164,958
    39,500  York Intl Corp                              1,113,900
-----------------------------------------------------------------
Total Building Products                                 6,066,910

Commercial Printing 13.1%
    87,100  Banta Corp                                  3,092,050
    59,900  Bowne & Co Inc                                599,000
    53,600  Consolidated Graphics Inc(a)                  940,680
    74,900  John H Harland Co                           2,033,535
    72,200  R R Donnelley & Sons Co                     1,697,422
-----------------------------------------------------------------
Total Commercial Printing                               8,362,687

Construction & Engineering 4.8%
    31,400  EMCOR Group Inc(a)                          1,560,580
    49,300  Jacobs Engineering Group Inc(a)             1,522,384
-----------------------------------------------------------------
Total Construction & Engineering                        3,082,964

Construction & Farm Machinery 4.5%
   124,900  AGCO Corp(a)                                2,897,680
-----------------------------------------------------------------
Total Construction & Farm Machinery                     2,897,680

Diversified Commercial Services 19.0%
    35,100  Angelica Corp                                 754,299
    44,200  ChoicePoint Inc(a)                          1,575,288
    53,200  Corinthian Colleges Inc(a)                  2,007,768
    35,400  Deluxe Corp                                 1,595,124
    39,800  Education Management Corp(a)                1,761,946
    41,800  Equifax Inc                                   908,732
    29,100  G & K Services Inc Class A                    985,035
    19,900  H & R Block Inc                               835,999
    92,700  ITT Educational Services Inc(a)             1,739,979
-----------------------------------------------------------------
Total Diversified Commercial Services                  12,164,170

Electrical Components & Equipment 7.3%
    42,700  Ametek Inc                                  1,243,424
    31,000  Brady Corp                                    998,200
    44,000  Hubbell Inc Class B                         1,279,080
    79,300  Paxar Corp(a)                               1,153,022
-----------------------------------------------------------------
Total Electrical Components & Equipment                 4,673,726

Employment Services 6.2%
    25,100  CDI Corp(a)                                   656,365
   177,400  Korn/Ferry Intl(a)                          1,390,816
   298,400  Labor Ready Inc(a)                          1,885,888
-----------------------------------------------------------------
Total Employment Services                               3,933,069

Industrial Conglomerates 7.1%
    60,700  Carlisle Co Inc                             2,226,476
    51,300  Teleflex Inc                                2,338,254
-----------------------------------------------------------------
Total Industrial Conglomerates                          4,564,730

Industrial Machinery 8.7%
     9,400  Briggs & Stratton Corp                        352,876
   101,775  Graco Inc                                   2,524,020
    18,200  Ingersoll-Rand Co                             626,808
    29,900  Manitowoc Co Inc                              817,765
    33,800  Pentair Inc                                 1,256,346
-----------------------------------------------------------------
Total Industrial Machinery                              5,577,815

Office Services & Supplies 7.3%
    23,500  Hon Indus Inc                                 598,075
    71,000  United Stationers Inc(a)                    1,867,300
   125,000  Wallace Computer Services Inc               2,206,250
-----------------------------------------------------------------
Total Office Services & Supplies                        4,671,625

Trading Companies & Distributors 1.5%
    30,900  Genuine Parts Co                              946,776
-----------------------------------------------------------------
Total Trading Companies & Distributors                    946,776

Trucking 2.7%
    34,600  Landstar System Inc(a)                      1,696,265
-----------------------------------------------------------------
Total Trucking                                          1,696,265
-----------------------------------------------------------------
Total Common Stocks (Cost $63,289,154)                 63,665,795

Short-Term Commercial Notes 4.6%
$1,958,062  American Family
            Demand Note 1.4124%, 1/14/03                1,958,062
   960,004  Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                  960,004
-----------------------------------------------------------------
Total Short-Term
Commercial Notes (Cost $2,918,066)                      2,918,066
-----------------------------------------------------------------
Total Investments 104.2% (Cost $66,207,220)            66,583,861
-----------------------------------------------------------------
Liabilities Less Other Assets (4.2)%                   (2,664,419)
-----------------------------------------------------------------
Net Assets 100.0%                                    $ 63,919,442
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON Information Technology Fund

How did the Fund perform relative to its benchmarks?

The ICON Information Technology Fund depreciated -23.33% for the one-year period ended September 30, 2002, trailing its primary benchmark, the S&P 1500 Index, which declined -18.82%. Moreover, the Fund also fell short of the broad-based, though technology-laden Nasdaq Composite Index, which returned -21.53% for the period. However, the Fund outpaced its more narrowly focused benchmark index, the S&P 1500 Information Technology Index, which lost -31.25%.

          -------------------------------------------------
          Portfolio Profile
          September 30, 2002

          Equities (% of Net Assets)                  99.7%

          Top 10 Equity Holdings
          (% of Net Assets)                           47.8%

          Number of Stocks                              36

          Short-Term Investments
          (% of Net Assets)                            0.7%
          -------------------------------------------------

          -------------------------------------------------
          Top 10 Equity Holdings
          September 30, 2002

          Global Imaging Systems Inc                   6.4%

          Waters Corp                                  5.8%

          Take-Two Interactive Software Inc            5.8%

          Zebra Technologies Corp Class A              4.9%

          Millipore Corp                               4.6%

          Diebold Inc                                  4.6%

          Fair Issac & Co Inc                          4.6%

          SunGard Data Systems Inc                     3.8%

          Inter-Tel Inc                                3.8%

          Acxiom Corp                                  3.5%
          -------------------------------------------------

What investment environment did the Fund face over the past year?

For much of the year, the Information Technology sector remained entangled in its precarious slide. That was not the case earlier in the period when technology issues soared off the fear-driven lows that bottomed on September 21, 2002. Nevertheless, the sector, as well as the broader market, retreated amid a collapse of investor confidence brought on by accounting scandals, corporate fraud, economic woes and war concerns. Furthermore, technology investors had their own demons to contend with in the form of lackluster business investment, earnings disappointments, lowered forward expectations and a glut of excess capacity. As if to underscore the damage, since setting an all-time closing high on March 10, 2000, the Nasdaq Composite Index had lost -76.8% of its value at period-end.

The extreme pessimism that weighed on investor sentiment and confidence last year created bargains across all sectors, and the Technology sector was no exception. Based on our estimate of value, the sector was approximately 35% under-priced by the fiscal year-end. However, during this tumultuous period in the U.S. equity markets, the normally volatile Technology sector has been particularly vulnerable to fear and uncertainty. Investors have suffered significant losses since the March 2000 peak in technology issues, sending many to the sidelines with little hope of returning anytime soon. This combination of risk aversion and limited buying pressure was reflected in our relative strength indicator, which at fiscal year-end ranked the Technology sector last among the nine sectors we cover.

What factors contributed to the Fund's performance?

As evidenced by the Fund's outperformance relative to its narrowly focused index, our quantitative model guided us toward those industries that represented the best value and relative strength. First, we identified industries that were particularly cheap compared to others within the sector on the premise that they have the most upside potential. Then, we applied our relative strength measure to further differentiate between those industries that were on sale and in demand and those that were on sale but failing to attract buyers. By sticking to this discipline, and not succumbing to emotion, we were able to tilt the Fund toward the industries that were not only the most under-priced, but were also demonstrating the leadership necessary to capture gains in an otherwise moribund market.

During the first half of our fiscal year, the application software and semiconductor equipment industries were among the leaders in the broad rally that emerged from the lows of late September 2001. Although semiconductors and semiconductor equipment holdings were later removed from the Fund, having seen their respective S&P 1500 industry indexes fall by -37.79% and -27.11% at period-end, we significantly increased our weighting in application software, despite the S&P 1500 Application Software Index's decline of -19.81%. The reason for this seemingly contrarian move revolved around the strength demonstrated by entertainment software stocks. Within this segment, Take-Two Interactive led the way, rising 310.18% for the period. Fortunately, we made the most of our ownership by holding the stock for the entire year. Activision also advanced during the period, gaining 31.87% for the year, whereas THQ Inc. tracked the broader industry move by declining -32.37%. Our avoidance of computer storage & peripherals, whose year-end S&P 1500 industry index fell by -42.69% at period end, further worked to our advantage.

What is the investment outlook for the Information Technology sector?

Although the Technology sector remains flush with bargains, it has been unable to muster any real relative strength. Should the market begin to rise to more rational levels, and business spending emerges from its prolonged funk, the sector could very well participate. Until then, our ongoing objective is to use our quantitative investment methodology to spot industries on sale and beginning to show leadership within the sector.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Information Technology Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Application Software                                  27.4%
          Electronic Equipment & Instruments                    21.1%
          IT Consulting & Services                              13.5%
          Office Electronics                                    11.3%
          Aerospace & Defense                                   10.2%
          Computer Hardware                                      5.4%
          Systems Software                                       5.3%
          Telecommunications Equipment                           3.8%
          Diversified Financial Services                         1.7%

Average Annual Total Return
as of 9/30/02

                                          One          Five      Since Inception
                                          Year         Year          2/19/97
--------------------------------------------------------------------------------
ICON Information Technology Fund        -23.33%        5.84%          10.15%
--------------------------------------------------------------------------------
S&P 1500 Index                          -18.82%       -1.20%           2.03%
--------------------------------------------------------------------------------
NASDAQ Composite Index                  -21.53%       -6.72%          -2.37%
--------------------------------------------------------------------------------
S&P 1500 Technology Index               -31.25%       -8.07%          -2.98%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                2/19/97-3/31/97          -6.66              9334
                03/31/97-06/30/97        17.22          10941.31
                6/30/97-9/30/97           8.67          11889.93
                9/30/97-12/31/97          2.41          12176.47
                12/31/97-03/31/98        13.53          13823.95
                03/31/98-06/30/98         2.43          14159.87
                06/30/98-09/30/98       -10.76          12636.27
                09/30/98-12/31/98        21.73          15382.13
                12/31/98-03/31/99         3.63           15940.5
                03/31/99-06/30/99         7.78          17180.67
                06/30/99-09/30/99        -6.36          16087.98
                09/30/99-12/31/99        14.97          18496.36
                12/31/99-03/31/00         3.09          19067.89
                03/31/00-06/30/00        -2.59          18574.03
                06/30/00-09/30/00        -0.04           18566.6
                09/30/00-12/31/00        -7.31          17209.39
                12/31/00-03/31/01       -11.66          15202.77
                03/31/01-06/30/01         6.57          16201.59
                06/31/01-09/30/01       -14.89          13789.18
                9/30/01-12/31/01         11.52          15377.69
                12/31/01-03/31/02         0.96          15525.32
                03/31/02-06/30/02       -12.85          13530.31
                06/30/02-09/30/02       -17.27          11193.63

S&P 1500 Supercomposite Information Technology Index

                Date                    Return         Growth of
                                                           10000

                2/19/97-3/31/97          -9.64              9036
                03/31/97-06/30/97        21.27          10957.96
                6/30/97-9/30/97          17.29          12852.59
                9/30/97-12/31/97        -11.99          11311.56
                12/31/97-03/31/98        20.06          13580.66
                03/31/98-06/30/98         7.39          14584.27
                06/30/98-09/30/98        -3.14          14126.33
                09/30/98-12/31/98        37.21          19382.73
                12/31/98-03/31/99        10.30          21379.15
                03/31/99-06/30/99        12.55          24062.24
                06/30/99-09/30/99         4.21          25075.26
                09/30/99-12/31/99        36.21          34155.01
                12/31/99-03/31/00        13.73          38844.49
                03/31/00-06/30/00        -8.90          35387.33
                06/30/00-09/30/00       -12.48          30970.99
                09/30/00-12/31/00       -31.65          21168.67
                12/31/00-03/31/01       -24.06          16075.49
                03/31/01-06/30/01        12.70          18117.08
                06/31/01-09/30/01       -32.26          12272.51
                9/30/01-12/31/01         34.25          16475.84
                12/31/01-03/31/02        -6.43          15416.45
                03/31/02-06/30/02       -25.73           11449.8
                06/30/02-09/30/02       -26.31          8437.354

NASDAQ Composite Index

                Date                    Return         Growth of
                                                           10000

                2/19/97-3/31/97         -10.51              8949
                03/31/97-06/30/97        18.23           10580.4
                6/30/97-9/30/97             17          12379.07
                9/30/97-12/31/97         -6.73          11545.96
                12/31/97-03/31/98        17.02          13511.08
                03/31/98-06/30/98         3.32          13959.65
                06/30/98-09/30/98       -10.51          12492.49
                09/30/98-12/31/98        29.58          16187.77
                12/31/98-03/31/99        12.34          18185.34
                03/31/99-06/30/99         9.22          19862.03
                06/30/99-09/30/99          2.3          20318.86
                09/30/99-12/31/99        48.28           30128.8
                12/31/99-03/31/00        12.41          33867.78
                03/31/00-06/30/00       -13.23          29387.07
                06/30/00-09/30/00        -7.36          27224.19
                09/30/00-12/31/00        -32.7          18321.88
                12/31/00-03/31/01       -25.46          13657.13
                03/31/01-06/31/01        17.53          16051.22
                06/31/01-09/31/01        -30.6          11139.55
                9/30/01-12/31/01         30.23          14507.03
                12/31/01-03/31/02         -5.3          13738.16
                03/31/02-06/30/02       -20.64           10902.6
                06/30/02-09/30/02       -19.82          8741.708

ICON Information Technology Fund

                Date                    Return         Growth of
                                                           10000

                    3/31/1997                               9210
                    6/30/1997                              10850
                    9/30/1997                              12960
                   12/31/1997                              10432
                    3/31/1998                              11524
                    6/30/1998                              11087
                    9/30/1998                               9569
                   12/31/1998                              13975
                    3/31/1999                              15489
                    6/30/1999                              19901
                    9/30/1999                              21006
                   12/31/1999                              29491
                    3/31/2000                              36187
                    6/30/2000                              33511
                    9/30/2000                              33451
                   12/31/2000                              33641
                    3/30/2001                              28145
                    6/30/2001                              32231
                    9/30/2001                              22447
                9/30/01-12/31/01         30.38             29266
                12/31/01-03/31/02         1.47             29696
                03/31/02-06/30/02       -22.29             23077
                06/30/02-09/30/02       -25.44             17206

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Information Technology Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                            Market Value

Common Stocks 99.7%

Aerospace & Defense 10.2%
  24,900    DRS Technologies Inc(a)                  $    926,778
  37,200    L-3 Communications Holdings Inc(a)          1,960,440
  93,900    Mercury Computer Systems Inc(a)             2,216,040
  14,000    Northrop Grumman Corp                       1,736,560
  15,000    United Technologies Corp                      847,350
-----------------------------------------------------------------
Total Aerospace & Defense                               7,687,168

Application Software 27.4%
 106,500    Activision Inc(a)                           2,548,545
  76,400    Ansys Inc(a)                                1,316,372
  58,800    BARRA Inc(a)                                1,606,416
  27,000    Electronic Arts Inc(a)                      1,780,920
  51,000    EPIQ Systems Inc(a)                           900,660
 105,300    Fair Issac & Co Inc                         3,443,310
  89,800    FileNET Corp(a)                               929,430
  68,300    Reynolds & Reynolds Co Class A              1,532,652
  23,000    Synopsys Inc(a)                               877,450
 150,400    Take-Two Interactive Software Inc(a)        4,361,600
  69,900    THQ Inc(a)                                  1,453,920
-----------------------------------------------------------------
Total Application Software                             20,751,275

Computer Hardware 5.4%
 186,800    Hewlett-Packard Co                          2,179,956
  33,000    Intl Business Machines Corp                 1,926,870
-----------------------------------------------------------------
Total Computer Hardware                                 4,106,826

Diversified Financial Services 1.7%
  43,000    Investment Technology Group Inc(a)          1,258,180
-----------------------------------------------------------------
Total Diversified Financial Services                    1,258,180

Electronic Equipment & Instruments 21.1%
 105,600    Diebold Inc                                 3,476,352
 142,400    Methode Electronics Inc Class A             1,307,232
 110,200    Millipore Corp                              3,503,258
  60,900    Roper Indus Inc                             2,101,050
 180,600    Waters Corp(a)                              4,379,550
 152,400    X-Rite Inc                                  1,178,052
-----------------------------------------------------------------
Total Electronic Equipment & Instruments               15,945,494

IT Consulting & Services 13.5%
 188,800    Acxiom Corp(a)                              2,677,184
 170,700    American Management Systems Inc(a)          2,173,011
  47,600    Computer Sciences Corp(a)                   1,322,804
  86,000    Electronic Data Systems Corp                1,202,280
 147,700    SunGard Data Systems Inc(a)                 2,872,765
-----------------------------------------------------------------
Total IT Consulting & Services                         10,248,044

Office Electronics 11.3%
 255,700    Global Imaging Systems Inc(a)               4,827,616
  70,500    Zebra Technologies Corp Class A(a)          3,714,652
-----------------------------------------------------------------
Total Office Electronics                                8,542,268

Systems Software 5.3%
  31,000    Microsoft Corp(a)                           1,355,940
 208,500    Oracle Corp(a)                              1,638,810
  30,000    Symantec Corp(a)(x)                         1,008,900
-----------------------------------------------------------------
Total Systems Software                                  4,003,650

Telecommunications Equipment 3.8%
 140,600    Inter-Tel Inc                               2,861,210
-----------------------------------------------------------------
Total Telecommunications Equipment                      2,861,210
-----------------------------------------------------------------
Total Common Stocks (Cost $83,715,894)                 75,404,115
-----------------------------------------------------------------

Short-Term Commercial Notes 0.7%
$367,715    American Family
            Demand Note 1.4124%, 1/14/03             $    367,715
 160,000    Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                  160,000
-----------------------------------------------------------------
Total Short-Term Commercial Notes
            (Cost $527,715)                               527,715
-----------------------------------------------------------------
Total Investments 100.4% (Cost $84,243,609)            75,931,830
-----------------------------------------------------------------
Liabilities Less Other Assets (0.4%)                     (308,907)
-----------------------------------------------------------------
Net Assets 100.0%                                    $ 75,622,923
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

(x) security has been segregated as collateral for written option contracts

Schedule of Written Options
September 30, 2002

                                                       Contracts
Underlying Security/Expiration Date/                  (100 Shares         Market
           Exercise Price                            Per Contract)        Value

Written Call Options
Symantec Corp
Expriation January 2003, Exercise Price $40,000           300             61,500
--------------------------------------------------------------------------------
Total Written Options (Premiums received $78,697)         300             61,500

ICON FUNDS                                      Management Discussion & Analysis


ICON Leisure and Consumer Staples Fund

How did the Fund perform relative to its benchmarks?

The ICON Leisure and Consumer Staples Fund significantly outperformed its benchmarks, gaining 18.90% for the fiscal year ended September 30, 2002. The Fund's primary benchmark, the broad-based S&P 1500 Index declined -18.82% over the same period, while the more narrowly focused S&P 1500 Consumer Staples Index lost -0.60% and the S&P 1500 Consumer Discretionary Index declined -8.14%. Although neither index is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         98.1%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  39.0%

                   Number of Stocks                     36

                   Short-Term Investments
                   (% of Net Assets)                   1.8%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Take-Two Interactive Software Inc   5.0%

                   Polaris Indus Inc                   4.7%

                   Michaels Stores Inc                 4.1%

                   Belo Corp                           4.1%

                   Brunswick Corp                      3.9%

                   Constellation Brands Inc Class A    3.7%

                   Clear Channel Communications Inc    3.7%

                   Comast Corp Special Class A         3.4%

                   Emmis Communications Class A        3.3%

                   Schweitzer-Manduit Intl Inc         3.1%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

In the weeks following the September 11 tragedies, a cocooning effect seemed to emerge as increasing numbers of Americans stayed close to home and curbed their personal spending. While the U.S. economy ground to a halt, the market's fear-based sell-off was short lived. Repeated interest rate cuts and interest-free financing promotions proved a powerful tonic for consumers and investors alike. Such was the case within the Leisure sector as hotels, casinos & gaming and restaurants plummeted following the attacks, then posted substantial gains off their earlier lows. This reflected the enormous buying pressure that existed within the broader market, not to mention an economy that seemed to be on the mend.

Uncertainty, however, reappeared in the second half of our fiscal year when economic setbacks, corporate scandals and war fears ravaged the market. Despite the severe downturn, a number of industries in the Leisure and Consumer Staples sector held up surprisingly well, bolstered by ongoing strength in consumer spending. As measured by their industry-specific S&P 1500 Indexes, casinos & gaming rose 48.82%, brewers jumped 22.85%, publishing gained 16.29% and leisure products advanced 9.57% for the period. In contrast, other areas moved sharply lower, with the S&P 1500 Movies & Entertainment Index losing -37.05% and the S&P 1500 Food Retail Index shedding -33.7%.

What factors contributed to the Fund's performance?

The Fund benefited from effective industry selection throughout the period, relying heavily on our valuation model and relative strength measure. Furthermore, industry weightings were strategically adjusted, enabling the Fund to capture more of the upside move in the sector. This certainly played out during the first half of our reporting period, when the Fund was heavily concentrated in the group's top-performing cyclical industries. These included casinos and gaming, hotels, leisure products and restaurants, and accounted in part for the Fund's strong relative performance.

The second half of the fiscal year brought some notable changes to our industry weightings. Publishing & printing, for example, took on a greater role and saw its contributions boosted by the likes of Scholastic Corp. and Belo Corp. Another industry that grew in importance was broadcasting & cable TV, which as of period-end accounted for 10.3% of the Fund. On the other hand, restaurants were reduced from a period-high 31% of the Fund to just 6.4% as of the end of the period. Interestingly enough, while our quantitative model still detects value in the industry, its relative strength measure lags the broader market.

What is the investment outlook for the Leisure and Consumer Staples sector?

The Leisure and Consumer Staples sector has been one of the strongest performers of late, yet we continue to view it as highly attractive on a value-to-price basis. Like the broader market, much of the sector is on sale and poised to participate in an upward move, should the economy cooperate. While signs of recovery have been mixed at best, we remain confident that our quantitative model will identify key shifts in industry leadership and anticipate new market themes.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Leisure and Consumer Staples Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Leisure Products                                      20.7%
          Publishing & Printing                                 14.2%
          Broadcasting & Cable TV                               10.3%
          Casinos & Gaming                                       7.0%
          Tobacco                                                6.8%
          Restaurants                                            6.4%
          Application Software                                   5.0%
          Packaged Foods & Meats                                 4.3%
          Specialty Stores                                       4.1%
          Distillers & Vintners                                  3.7%

Average Annual Total Return
as of 9/30/02

                                             One         Five    Since Inception
                                             Year        Year         5/9/97
--------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund      18.90%       8.88%        10.77%
--------------------------------------------------------------------------------
S&P 1500 Index                             -18.82%      -1.20%         1.81%
--------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index       -8.14%       0.32%         3.33%
--------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index             -0.60%       2.81%         3.75%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P Supercomposite 1500 Consumer Discretionary

                Date                    Return         Growth of
                                                           10000

                5/9/97-6/30/97            7.06             10706
                6/30/97-9/30/97           9.74          11748.76
                9/30/97-12/31/97          3.45           12154.1
                12/31/97-03/31/98        17.82          14319.96
                03/31/98-06/30/98         7.92           15454.1
                06/30/98-09/30/98       -17.79          12704.81
                09/30/98-12/31/98        28.28          16297.73
                12/31/98-03/31/99         8.35           17658.6
                03/31/99-06/30/99         5.26          18587.44
                06/30/99-09/30/99        -9.40          16840.22
                09/30/99-12/31/99        16.57          19630.64
                12/31/99-03/31/00        -3.18          19006.39
                03/31/00-06/30/00        -8.73          17347.13
                06/30/00-09/30/00        -4.61          16547.43
                09/30/00-12/31/00        -3.84          15912.01
                12/31/00-03/31/01        -5.52          15033.66
                03/31/01-06/31/01         10.5           16612.2
                06/31/01-09/31/01       -21.79           12992.4
                9/30/01-12/31/01         20.11          15605.17
                12/31/01-03/31/02          3.4          16135.75
                03/31/02-06/30/02        -10.7          14409.22
                06/30/02-09/30/02       -17.17          11935.16

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                5/9/97-6/30/97            7.69             10769
                6/30/97-9/30/97           8.67          11702.67
                9/30/97-12/31/97          2.41          11984.71
                12/31/97-03/31/98        13.53          13606.24
                03/31/98-06/30/98         2.43          13936.87
                06/30/98-09/30/98       -10.76          12437.26
                09/30/98-12/31/98        21.73          15139.88
                12/31/98-03/31/99         3.63          15689.46
                03/31/99-06/30/99         7.78           16910.1
                06/30/99-09/30/99        -6.36          15834.61
                09/30/99-12/31/99        14.97          18205.06
                12/31/99-03/31/00         3.09          18767.59
                03/31/00-06/30/00        -2.59          18281.51
                06/30/00-09/30/00        -0.04           18274.2
                09/30/00-12/31/00        -7.31          16938.36
                12/31/00-03/31/01       -11.66          14963.34
                03/31/01-06/31/01         6.57          15946.43
                06/31/01-09/31/01       -14.89          13572.01
                9/30/01-12/31/01         11.52          15135.51
                12/31/01-03/31/02         0.96             15281
                03/31/02-06/30/02       -12.85             13317
                06/30/02-09/30/02       -17.27             11017

S&P Supercomposite 1500 Consumer Staples Index

                Date                    Return         Growth of
                                                           10000

                5/9/97-6/30/97            5.32             10532
                6/30/97-9/30/97           0.85          10621.52
                9/30/97-12/31/97         10.21          11705.98
                12/31/97-03/31/98        10.41          12924.57
                03/31/98-06/30/98         3.68           13400.2
                06/30/98-09/30/98       -14.34          11478.61
                09/30/98-12/31/98        22.78          14093.43
                12/31/98-03/31/99        -3.28          13631.17
                03/31/99-06/30/99         1.06          13775.66
                06/30/99-09/30/99       -10.94           12268.6
                09/30/99-12/31/99         7.34          13169.12
                12/31/99-03/31/00        -7.45          12188.02
                03/31/00-06/30/00         5.68           12880.3
                06/30/00-09/30/00        -0.16          12859.69
                09/30/00-12/31/00         8.02          13891.04
                12/31/00-03/31/01        -7.42          12860.32
                03/31/01-06/30/01          5.6           13580.5
                06/31/01-09/30/01        -9.63           12272.7
                9/30/01-12/31/01          4.81          12863.02
                12/31/01-03/31/02         9.09          14032.26
                03/31/02-06/30/02         -2.9          13625.33
                06/30/02-09/30/02       -10.47          12198.76

ICON Leisure and Consumer Staples Fund

                Date                    Return         Growth of
                                                           10000

                    6/30/1997                              10440
                    9/30/1997                              11350
                   12/31/1997                              11554
                    3/31/1998                              12687
                    6/30/1998                              12346
                    9/30/1998                              11825
                   12/31/1998                              13615
                    3/31/1999                              14414
                    6/30/1999                              15439
                    9/30/1999                              13570
                   12/31/1999                              13001
                    3/31/2000                              12646
                    6/30/2000                              13558
                    9/29/2000                              14285
                   12/29/2000                              14871
                    3/30/2001                              15041
                    6/29/2001                              17057
                    9/30/2001                              14607
                9/30/01-12/31/01         27.28             18592
                12/31/01-03/31/02        13.34             21072
                03/31/02-06/30/02        -4.93             20033
                06/30/02-09/30/02       -13.31             17367

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of divi-dends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Leisure and Consumer Staples Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 98.1%

Application Software 5.0%
   151,200  Take-Two Interactive Software Inc(a)     $  4,384,800
-----------------------------------------------------------------
Total Application Software                              4,384,800

Automobile Manufacturers 2.6%
    65,200  Thor Indus Inc                              2,266,352
-----------------------------------------------------------------
Total Automobile Manufacturers                          2,266,352

Broadcasting & Cable TV 10.3%
    92,900  Clear Channel Communications Inc(a)         3,228,275
   141,900  Comast Corp Special Class A(a)              2,960,034
   153,800  Emmis Communications Class A(a)             2,922,200
-----------------------------------------------------------------
Total Broadcasting & Cable TV                           9,110,509

Casinos & Gaming 7.0%
    88,000  GTECH Holdings Corp(a)                      2,184,160
    44,900  Harrahs Entertainment Inc(a)                2,164,629
    26,800  Intl Game Technology(a)                     1,852,952
-----------------------------------------------------------------
Total Casinos & Gaming                                  6,201,741

Consumer Electronics 1.9%
    33,200  Harman Intl Indus Inc                       1,718,100
-----------------------------------------------------------------
Total Consumer Electronics                              1,718,100

Distillers & Vintners 3.7%
   139,800  Constellation Brands Inc Class A(a)         3,229,380
-----------------------------------------------------------------
Total Distillers & Vintners                             3,229,380

Food Retail 2.7%
   179,100  Winn-Dixie Stores Inc                       2,349,792
-----------------------------------------------------------------
Total Food Retail                                       2,349,792

Hotels 1.3%
   100,010  Hilton Hotels Corp                          1,138,114
-----------------------------------------------------------------
Total Hotels                                            1,138,114

Leisure Facilities 2.1%
    80,100  Speedway Motorsports Inc(a)                 1,886,355
-----------------------------------------------------------------
Total Leisure Facilities                                1,886,355

Leisure Products 20.7%
    69,000  Action Performance Co Inc                   1,773,300
   164,100  Brunswick Corp                              3,452,664
   120,000  Mattel Inc                                  2,161,200
    78,200  Nautilus Group Inc(a)                       1,524,900
    66,700  Polaris Indus Inc                           4,135,400
    93,600  SCP Pool Corp(a)                            2,565,576
   216,800  Sturm Ruger & Co Inc                        2,644,960
-----------------------------------------------------------------
Total Leisure Products                                 18,258,000

Packaged Foods & Meats 4.3%
    54,200  Conagra Foods Inc                           1,346,870
    65,800  J & J Snack Foods Corp(a)                   2,424,730
-----------------------------------------------------------------
Total Packaged Foods & Meats                            3,771,600

Personal Products 2.0%
   136,700  NBTY Inc(a)                                 1,774,366
-----------------------------------------------------------------
Total Personal Products                                 1,774,366

Publishing & Printing 14.2%
   164,600  Belo Corp                                   3,601,448
    46,200  Dow Jones & Co Inc                          1,774,542
    50,000  Media General Inc Class A                   2,542,500
   125,200  Reader's Digest Assoc Inc                   1,959,380
    60,300  Scholastic Corp(a)                          2,694,204
-----------------------------------------------------------------
Total Publishing & Printing                            12,572,074

Restaurants 6.4%
    88,300  Applebee's Intl Inc                         1,935,536
   100,100  Ruby Tuesday Inc                            1,879,878
   168,900  The Steak n Shake Co(a)                     1,857,900
-----------------------------------------------------------------
Total Restaurants                                       5,673,314

Soft Drinks 3.0%
   126,300  Coca-Cola Enterprises Inc                   2,682,612
-----------------------------------------------------------------
Total Soft Drinks                                       2,682,612

Specialty Stores 4.1%
    79,000  Michaels Stores Inc(a)                      3,610,300
-----------------------------------------------------------------
Total Specialty Stores                                  3,610,300

Tobacco 6.8%
    44,600  Philip Morris Co Inc                        1,730,480
   128,400  Schweitzer-Manduit Intl Inc                 2,741,340
    55,800  UST Inc                                     1,574,118
-----------------------------------------------------------------
Total Tobacco                                           6,045,938
-----------------------------------------------------------------
Total Common Stocks (Cost $84,804,695)                 86,673,347

Short-Term Commercial Notes 1.8%
$1,094,697  American Family
            Demand Note 1.4124%, 1/14/03             $  1,094,697
   523,208  Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                  523,208
-----------------------------------------------------------------
Total Short-Term Commercial Notes
            (Cost $1,617,905)                           1,617,905
-----------------------------------------------------------------
Total Investments 99.9% (Cost $86,422,600)             88,291,252
-----------------------------------------------------------------
Other Assets Less Liabilities 0.1%                         49,635
-----------------------------------------------------------------
Net Assets 100.0%                                    $ 88,340,887
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON Materials Fund

How did the Fund perform relative to its benchmarks?

The ICON Materials Fund gained 0.06% for the one-year period ended September 30, 2002. While this represents a modest return, it compares favorably to the -18.82% retreat for the Fund's primary benchmark, the S&P 1500 Index, as well as the -5.68% decline for the Fund's narrower benchmark, the S&P 1500 Materials Index.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         93.3%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  39.1%

                   Number of Stocks                     36

                   Short-Term Investments
                   (% of Net Assets)                   5.8%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Methanex Corp                       4.9%

                   The Scotts Co Class A               4.6%

                   Martin Marietta Materials Inc       4.4%

                   Florida Rock Indus Inc              4.1%

                   MacDermid Inc                       3.9%

                   Monsanto Co                         3.6%

                   Worthington Industries Inc          3.5%

                   IMC Global Inc                      3.4%

                   Georgia Gulf Corp                   3.4%

                   Lyondell Chemical Co                3.3%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

Despite the sharp decline in the overall market, the Materials sector held up surprising well. Industry leaders within the sector included fertilizers and agricultural chemicals, with the S&P 1500 Fertilizers and Agricultural Chemical Index gaining 29.27% for the one-year period ended September 30, 2002. Metal & glass containers and commodity chemicals followed suit with the S&P 1500 Metal and Glass Container Index rising 26.24% and the S&P 1500 Commodity Chemical Index advancing 21.01% over the same period.

Among the sector's detractors, the S&P 1500 Precious Metals and Minerals Index, the S&P 1500 Aluminum Index and the S&P 1500 Construction Materials Index lost -70.18%, -34.12% and -13.66% respectively, during the fiscal year. The losses in aluminum and construction materials were primarily the result of the prolonged slowdown in corporate capital expenditure. Aluminum was further pressured by industry-wide overcapacity and oversupply.

By and large, the Fund's return was the product of two distinct investment environments. During the first half of the fiscal year, Materials rebounded strongly following the post-September 11 lows, reflecting enormous buying pressure within the broader market. At the time, our quantitative model indicated a sector trading well below our estimate of fair value, with a number of industries demonstrating higher-than-average relative strength. The second half was marked by fear-driven selling, as investors recoiled on the heels of economic setbacks, corporate scandals and Iraqi tensions. Although the sector continued to suggest attractive valuation and relative strength measures, buying pressure had all but evaporated.

What factors contributed to the Fund's performance?

Strong valuation analysis and industry selection enabled the Fund to avoid losses in a difficult operating environment. Surprisingly, industry representation during the period remained relatively consistent. There were, however, several noteworthy rotations in industry allocation, including an overall reduction in specific metals industries. Steel, for example, was trimmed from 16.2% at the beginning of the reporting period to 10.2% at period-end. Aluminum, which had reached a high of 7.2% during the year, was removed altogether as its performance deteriorated in excess of the sector and the broader market.

In contrast, commodity chemicals, which comprised 2.3% of the Fund at the start of our fiscal year, rose to 13.2% by year-end. Calculations late in the period indicated that the industry remains as much as 56% under-priced relative to our estimate of fair value while demonstrating ongoing leadership amid a volatile market.

What is the investment outlook for the Materials sector?

Despite relatively strong performance over the past year, we believe there is still substantial value to be realized in the Materials sector. While recent indicators of business spending and manufacturing growth have been less than reassuring, our quantitative model continues to uncover attractive areas demonstrating industry leadership against the broader market. For that reason, we are confident that a more accommodating environment will ultimately close the gap between stock prices and intrinsic value.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Materials Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Specialty Chemicals                                   16.0%
          Construction Materials                                13.4%
          Commodity Chemicals                                   13.2%
          Fertilizers & Agricultural Chemicals                  11.7%
          Steel                                                 10.2%
          Metal & Glass Containers                               7.2%
          Diversified Chemicals                                  6.9%
          Diversified Metals & Mining                            6.0%
          Forest Products                                        4.1%
          Paper Packaging                                        3.1%

Average Annual Total Return
as of 9/30/02

                                    One             Five         Since Inception
                                    Year            Year              5/5/97
--------------------------------------------------------------------------------
ICON Materials Fund                 0.06%         -11.21%             -8.97%
--------------------------------------------------------------------------------
S&P 1500 Index                    -18.82%          -1.20%              1.70%
--------------------------------------------------------------------------------
S&P 1500 Materials Index           -5.68%          -4.18%             -1.53%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                5/5/97-6/30/97            7.07             10707
                6/30/97-9/30/97           8.67           11635.3
                9/30/97-12/31/97          2.41          11915.71
                12/31/97-03/31/98        13.53           13527.9
                03/31/98-06/30/98         2.43          13856.63
                06/30/98-09/30/98       -10.76          12365.66
                09/30/98-12/31/98        21.73          15052.71
                12/31/98-03/31/99         3.63          15599.13
                03/31/99-06/30/99         7.78          16812.74
                06/30/99-09/30/99        -6.36          15743.45
                09/30/99-12/31/99        14.97          18100.24
                12/31/99-03/31/00         3.09          18659.54
                03/31/00-06/30/00        -2.59          18176.26
                06/30/00-09/30/00        -0.04          18168.99
                09/30/00-12/31/00        -7.31          16840.84
                12/31/00-03/31/01       -11.66          14877.19
                03/31/01-06/30/01         6.57          15854.63
                06/31/01-09/30/01       -14.89          13493.87
                9/30/01-12/31/01         11.52          15048.37
                12/31/01-03/31/02         0.96          15192.83
                03/31/02-06/30/02       -12.85          13240.55
                06/30/02-09/30/02       -17.27          10953.91

S&P Supercomposite 1500 Materials Index

                Date                    Return         Growth of
                                                           10000

                5/5/97-6/30/97            7.49             10749
                6/30/97-9/30/97           5.97          11390.72
                9/30/97-12/31/97         -8.12          10465.79
                12/31/97-03/31/98        10.67          11582.49
                03/31/98-06/30/98         -3.8          11142.35
                06/30/98-09/30/98       -15.52          9413.061
                09/30/98-12/31/98         4.06          9795.231
                12/31/98-03/31/99        -0.69          9727.644
                03/31/99-06/30/99        19.86          11659.55
                06/30/99-09/30/99        -8.36          10684.82
                09/30/99-12/31/99         10.5          11806.72
                12/31/99-03/31/00       -10.87          10523.33
                03/31/00-06/30/00       -13.18          9136.356
                06/30/00-09/30/00        -6.45          8547.061
                09/30/00-12/31/00        23.69          10571.86
                12/31/00-03/31/01        -4.97          10046.44
                03/31/01-06/30/01         9.99          11050.08
                06/31/01-09/30/01       -11.72          9755.008
                9/30/01-12/31/01         13.08          11030.96
                12/31/01-03/31/02        10.69          12210.17
                03/31/02-06/30/02        -2.36          11922.01
                06/30/02-09/30/02       -22.82           9201.41

ICON Materials Fund

                Date                    Return         Growth of
                                                           10000

                5/5/97-6/30/97                              9730
                6/30/97-9/30/97                            10900
                9/30/97-12/31/97                            7606
                12/31/97-03/31/98                           8632
                03/31/98-06/30/98                           7585
                06/30/98-09/30/98                           6818
                09/30/98-12/31/98                           6800
                12/31/98-03/31/99                           6571
                03/31/99-06/30/99                           8060
                06/30/99-09/30/99                           7613
                09/30/99-12/31/99                           8373
                12/31/99-03/31/00                           7352
                03/31/00-06/30/00                           7092
                06/30/00-09/30/00                           6759
                09/30/00-12/31/00                           6401
                12/31/00-03/31/01                           6063
                03/31/01-06/30/01                           6643
                06/31/01-09/30/01                           6010
                9/30/01-12/31/01         17.50              7062
                12/31/01-03/31/02        13.79              8036
                03/31/02-06/30/02        -2.77              7813
                06/30/02-09/30/02       -23.04              6013

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Materials Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 93.3%

Commodity Chemicals 13.2%
    86,700  Georgia Gulf Corp                        $  1,982,829
   163,400  Lyondell Chemical Co                        1,950,996
   336,700  Methanex Corp                               2,885,519
   101,500  Millennium Chemicals Inc                    1,002,820
-----------------------------------------------------------------
Total Commodity Chemicals                               7,822,164

Construction Materials 13.4%
    79,650  Florida Rock Indus Inc                      2,434,104
    79,800  Martin Marietta Materials Inc               2,599,086
    69,800  Texas Indus Inc                             1,694,744
    32,300  Vulcan Materials Co                         1,167,968
-----------------------------------------------------------------
Total Construction Materials                            7,895,902

Diversified Chemicals 6.9%
    17,100  E I du Pont de Nemours & Co                   616,797
    36,100  Eastman Chemical Co                         1,377,937
    45,400  FMC Corp(a)                                 1,172,228
    54,700  Olin Corp                                     895,986
-----------------------------------------------------------------
Total Diversified Chemicals                             4,062,948

Diversified Metals & Mining 6.0%
    96,500  CONSOL Energy Inc                           1,221,690
    73,900  Freeport-McMoRan
            Copper & Gold Inc(a)                          994,694
   124,500  RTI Intl Metals(a)                          1,307,250
-----------------------------------------------------------------
Total Diversified Metals & Mining                       3,523,634

Electrical Components & Equipment 1.5%
    30,700  Hubbell Inc Class B                           892,449
-----------------------------------------------------------------
Total Electrical Components & Equipment                   892,449

Fertilizers & Agricultural Chemicals 11.7%
   166,200  IMC Global Inc                              2,002,710
   140,000  Monsanto Co                                 2,140,600
    65,800  The Scotts Co Class A(a)                    2,743,202
-----------------------------------------------------------------
Total Fertilizers & Agricultural Chemicals              6,886,512

Forest Products 4.1%
   207,600  Louisiana-Pacific Corp(a)                   1,343,172
    25,400  Rayonier Inc                                1,064,514
-----------------------------------------------------------------
Total Forest Products                                   2,407,686

Metal & Glass Containers 7.2%
   201,000  Crown Cork & Seal Co Inc(a)                 1,055,250
   151,687  Myers Indus Inc                             1,900,638
   114,200  Owens-Illinois Inc(a)                       1,292,744
-----------------------------------------------------------------
Total Metal & Glass Containers                          4,248,632

Paper Packaging 3.1 %
    58,200  Rock-Tenn Co Class A                          897,444
    42,800  Sonoco Products Co                            912,068
-----------------------------------------------------------------
Total Paper Packaging                                   1,809,512

Specialty Chemicals 16.0%
    71,400  Albemarle Corp                              1,805,706
    78,700  Cytec Indus Inc(a)                          1,727,465
    45,300  Great Lakes Chemical Corp                   1,088,106
   115,600  MacDermid Inc                               2,306,220
    36,400  OM Group Inc                                1,557,920
    51,200  Quaker Chemical Corp                          985,088
-----------------------------------------------------------------
Total Specialty Chemicals                               9,470,505

Steel 10.2%
    58,300  Cleveland-Cliffs Inc(a)                     1,402,115
    59,600  Commercial Metals Co                        1,068,032
    42,600  Quanex Corp                                 1,478,220
   111,300  Worthington Industries Inc                  2,081,310
-----------------------------------------------------------------
Total Steel                                             6,029,677
-----------------------------------------------------------------
Total Common Stocks (Cost $58,945,327)                 55,049,621

Short-Term Commercial Notes 5.8%
$1,707,880  American Family
            Demand Note 1.4124%, 1/14/03             $  1,707,880
 1,723,196  Wisconsin Electric
            Demand Note 1.4524%, 3/18/03                1,723,196
-----------------------------------------------------------------
Total Short-Term Commercial Notes
            (Cost $3,431,076)                           3,431,076
-----------------------------------------------------------------
Total Investments 99.1% (Cost $62,376,403)             58,480,697
-----------------------------------------------------------------
Other Assets less Liabilities 0.9%                        539,670
-----------------------------------------------------------------
Net Assets 100.0%                                    $ 59,020,367
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON Telecommunication and Utilities Fund

How did the Fund perform relative to its benchmarks?

The ICON Telecommunication & Utilities Fund dropped -22.05% for the one-year period ended September 30, 2002, trailing its broad-based benchmark, the S&P 1500 Index, which depreciated -18.82% over the same period. In contrast, the Fund outperformed both of its narrower benchmarks, the S&P 1500 Telecommunication Services Index and the S&P 1500 Utilities Index, which gave up -56.82% and -30.84%, respectively, during the period.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         99.7%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  43.9%

                   Number of Stocks                     31

                   Short-Term Investments
                   (% of Net Assets)                   0.0%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   AGL Resources Inc                   5.3%

                   FPL Group Inc                       4.7%

                   Northwest Natural Gas Co            4.5%

                   National Fuel Gas Co                4.4%

                   American States Water Co            4.3%

                   Sempra Energy                       4.2%

                   Atmos Energy Corp                   4.2%

                   ONEOK Inc                           4.2%

                   Philadelphia Surburban Corp         4.1%

                   Questar Corp                        4.0%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

The recent environment was particularly hard on the Telecommunication and Utilities sector, especially in light of how poorly the sector fared against the broader market as defined by the S&P 1500 Index. Because the sector is often thought of in defensive terms, it did not participate in the broad market rally that emerged during the fourth quarter of 2001.

Instead, investors turned to economically sensitive stocks, anticipating that an economic recovery would soon be forthcoming. When that failed to materialize, a spate of bad news, including the high-profile bankruptcies of Enron, Global Crossing and WorldCom (none of which are Fund holdings), a glut of excess broadband capacity, numerous credit downgrades and federal probes into merchant trading operations, exerted enormous downward pressure.

Our value and relative strength measures underscored what was seemingly taking place in the market. Although stocks in the sector were apparently under-priced, buying pressure never emerged. This was most clearly felt in telecommunication services, which faltered as intense pricing competition and lower-than-expected growth in wireless services continued to erode profits. The sector was significantly under-priced by year-end based on our estimate of fair value. Nevertheless, shaken investor confidence has obscured these bargains, compromising their relative strength.

What factors contributed to the Fund's performance?

The Fund's performance during the period can be attributed to its industry weightings, which were rotated out of telecommunication issues and into the relatively stronger utilities sector, specifically electric and gas utility companies. Holdings in integrated telecommunication services, wireless telecommunication services and multi-utilities & unregulated power were either vastly pared down or sold entirely, allowing the Fund to avoid much of the damage caused by the three worst-performing industries within the Telecommunication and Utilities sector.

While we managed to miss much of the downturn in telecommunication stocks, our move to utilities merely lessened the pain. For the period, the electric and gas industries, as measured by the S&P 1500 Electric Utilities Index and the S&P 1500 Gas Utilities Index, were down -14.36% and -35.56%, respectively. We also initially missed out on the upturn in water utilities stocks, one of only six industries within the sector to post a positive return. Although our relative strength measure indicated that water utility stocks were the strongest in the sector at the start of the reporting period, they were also trading at a premium to fair value. However, based on our analytics, water utilities were later added and accounted for 8.4% of the Fund at period-end.

What is the investment outlook for the Telecommunication and Utilities sector?

While the Telecommunication and Utilities sector is under-priced relative to our estimate of fair value, the environment may not be optimal for what is typically a defensive sector. As we await signs that the economy is in fact recovering, we believe economically sensitive or cyclical stocks will most likely lead the way. Still, with earnings disappointments and lowered expectations a continual reminder of a downcast market, many investors may seek out the shelter of companies with relatively stable earnings and dividend streams. Emotional selling has created value across all sectors of the market and the Telecommunication and Utilities sector is positioned to participate in an upward move to more rational price levels.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Telecommunication and Utilities Fund

Top Industries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Gas Utilities                                         36.0%
          Electric Utilities                                    35.8%
          Multi-Utilities                                       13.4%
          Water Utilities                                        8.4%
          Integrated Telecommunication Services                  6.1%

Average Annual Total Return
as of 9/30/02

                                                One         Five      Since Inception
                                                Year        Year           7/9/97
-------------------------------------------------------------------------------------
ICON Telecommunication and Utilities Fund     -22.05%       2.36%           3.46%
-------------------------------------------------------------------------------------
S&P 1500 Index                                -18.82%      -1.20%          -0.05%
-------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services Index    -56.82%     -10.91%          -9.42%
-------------------------------------------------------------------------------------
S&P 1500 Utilities Index                      -30.84%      -0.70%           0.11%
-------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

S&P 1500 Index

                Date                    Return         Growth of
                                                           10000

                7/9/97-9/30/97            5.97             10597
                9/30/97-12/31/97          2.41           10852.4
                12/31/97-03/31/98        13.53           12320.7
                03/31/98-06/30/98         2.43           12620.1
                06/30/98-09/30/98       -10.76           11262.2
                09/30/98-12/31/98        21.73           13709.5
                12/31/98-03/31/99         3.63           14207.1
                03/31/99-06/30/99         7.78           15312.4
                06/30/99-09/30/99        -6.36           14338.6
                09/30/99-12/31/99        14.97             16485
                12/31/99-03/31/00         3.09           16994.4
                03/31/00-06/30/00        -2.59           16554.3
                06/30/00-09/30/00        -0.04           16547.6
                09/30/00-12/31/00        -7.31             15338
                12/31/00-03/31/01       -11.66           13549.6
                03/31/01-06/30/01         6.57           14439.8
                06/31/01-09/30/01       -14.89           12289.7
                9/30/01-12/31/01         11.52           13705.5
                12/31/01-03/31/02         0.96           13837.1
                03/31/02-06/30/02       -12.85             12059
                06/30/02-09/30/02       -17.27           9976.42

S&P 1500 Supercomposite Ulities Index

                Date                    Return         Growth of
                                                           10000

                7/9/97-9/30/97            4.17             10417
                9/30/97-12/31/97         16.33           12118.1
                12/31/97-03/31/98         5.42           12774.9
                03/31/98-06/30/98        -0.07             12766
                06/30/98-09/30/98          3.6           13225.5
                09/30/98-12/31/98         3.02           13624.9
                12/31/98-03/31/99       -10.52           12191.6
                03/31/99-06/30/99        10.88             13518
                06/30/99-09/30/99        -4.08           12966.5
                09/30/99-12/31/99        -4.91           12329.9
                12/31/99-03/31/00        10.18             13585
                03/31/00-06/30/00         5.12           14280.6
                06/30/00-09/30/00        31.17           18731.8
                09/30/00-12/31/00         4.26           19529.8
                12/31/00-03/31/01        -6.95           18172.5
                03/31/01-06/30/01        -4.75           17309.3
                06/31/01-09/30/01          -16           14539.8
                9/30/01-12/31/01         -1.85           14270.8
                12/31/01-03/31/02          3.8           14813.1
                03/31/02-06/30/02       -15.03           12586.7
                06/30/02-09/30/02       -20.11           10055.5

S&P Supercomposite 1500 Telecommunication Services Index

                Date                    Return         Growth of
                                                           10000

                7/9/97-9/30/97            6.22             10622
                9/30/97-12/31/97         19.63        12707.0986
                12/31/97-03/31/98         17.9       14981.66925
                03/31/98-06/30/98        -3.94       14391.39148
                06/30/98-09/30/98         4.96        15105.2045
                09/30/98-12/31/98        28.26       19373.93529
                12/31/98-03/31/99         3.23        19999.7134
                03/31/99-06/30/99        13.36       22671.67511
                06/30/99-09/30/99        -7.16       21048.38317
                09/30/99-12/31/99        10.17       23189.00374
                12/31/99-03/31/00         -1.3       22887.54669
                03/31/00-06/30/00       -13.98       19687.86766
                06/30/00-09/30/00       -10.59       17602.92248
                09/30/00-12/31/00       -18.92       14272.44955
                12/31/00-03/31/01        -1.81       14014.11821
                03/31/01-06/31/01        -1.04       13868.37138
                06/31/01-09/31/01        -0.48        13801.8032
                9/30/01-12/31/01         -9.74       12457.50757
                12/31/01-03/31/02       -15.42        10536.5599
                03/31/02-06/30/02       -23.58       8052.039075
                06/30/02-09/30/02       -25.98       5960.119323

ICON Telecommunication & Utilities Fund

                Date                    Return         Growth of
                                                           10000

                    9/30/1997                              10630
                   12/31/1997                              12253
                    3/31/1998                              13800
                    6/30/1998                              13529
                    9/30/1998                              14232
                   12/31/1998                              15928
                    3/31/1999                              15112
                    6/30/1999                              16925
                    9/30/1999                              16402
                   12/31/1999                              17027
                    3/31/2000                              15960
                    6/30/2000                              16308
                    9/29/2000                              18860
                   12/31/2000                              19041
                    3/31/2001                              15995
                    6/30/2001                              16565
                    9/30/2001                              15327
                9/30/01-12/31/01          1.76             15596
                12/31/01-03/31/02        -1.76             15322
                03/31/02-06/30/02         -7.5             14173
                06/30/02-09/30/02        -15.7             11948

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund dis-tributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Telecommunication and Utilities Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 99.7%

Electric Utilities 35.8%
  41,400    Ameren Corp                              $  1,724,310
  43,700    Cinergy Corp                                1,373,491
  43,700    Consolidated Edison Inc                     1,757,614
  93,300    Constellation Energy Group Inc              2,312,907
  46,100    DTE Energy Co                               1,876,270
  46,800    Entergy Corp                                1,946,880
  62,000    FirstEnergy Corp                            1,853,180
  57,700    FPL Group Inc                               3,104,260
  48,000    Great Plains Energy Inc                       919,200
  38,300    Northeast Utilities                           647,270
  43,300    NSTAR                                       1,712,515
  92,200    Pepco Holdings Inc                          1,839,390
  34,200    The Southern Co                               984,276
  70,700    Wisconsin Energy Corp                       1,718,010
-----------------------------------------------------------------
Total Electric Utilities                               23,769,573

Gas Utilities 36.0%
 158,400    AGL Resources Inc                           3,499,056
 129,900    Atmos Energy Corp                           2,792,850
 117,900    Cascade Natural Gas Corp                    2,322,630
  67,500    KeySpan Corp                                2,261,250
  68,900    Kinder Morgan Inc                           2,442,505
  61,900    New Jersey Resources Corp                   2,036,510
 101,800    Northwest Natural Gas Co                    2,988,848
 146,100    ONEOK Inc                                   2,761,290
 142,700    Sempra Energy                               2,804,055
-----------------------------------------------------------------
Total Gas Utilities                                    23,908,994

Integrated Telecommunication Services 6.1%
  57,300    ALLTEL Corp                                 2,299,449
  78,900    CenturyTel Inc                              1,769,727
-----------------------------------------------------------------
Total Integrated
Telecommunication Services                              4,069,176

Multi-Utilities 13.4%
  79,000    Duke Energy Corp                            1,544,450
  87,200    Energy East Corp                            1,727,432
 147,500    National Fuel Gas Co                        2,930,825
 115,500    Questar Corp                                2,638,020
-----------------------------------------------------------------
Total Multi-Utilities                                   8,840,727

Water Utilities 8.4%
 107,700    American States Water Co                    2,823,894
 134,300    Philadelphia Surburban Corp                 2,726,290
-----------------------------------------------------------------
Total Water Utilities                                   5,550,184
-----------------------------------------------------------------
Total Common Stocks (Cost $69,203,215)                 66,138,654
-----------------------------------------------------------------
Total Investments 99.7% (Cost $69,203,215)             66,138,654
-----------------------------------------------------------------
Other Assets less Liabilities 0.3%                        227,833
-----------------------------------------------------------------
Net Assets 100.0%                                    $ 66,366,487

The accompanying notes are an integral part of the financial statements

(a) non-income producing security

ICON FUNDS                                      Management Discussion & Analysis


ICON  Short-Term Fixed Income Fund

How did the Fund perform relative to its benchmarks?

For the fiscal year ended September 30, 2002, the ICON Short-Term Fixed Income Fund underperformed relative to its unmanaged benchmarks, the Merrill Lynch Treasury Bill Indexes, for the one-year period ended September 30, 2002. The Fund yielded 0.96% during the one-year period ended September 30, 2002 versus the Merrill Lynch 3-Month U.S. Treasury Bill Index's return of 2.00%, the Merrill Lynch 6-Month U.S. Treasury Bill Index's return of 2.48%, and the Merrill Lynch 1-Year U.S. Treasury Note Index's return of 3.76%.

What investment environment did the Fund face over the past year?

In light of extreme stock market volatility, short-term government obligations and agency securities continued to provide a relatively safe haven even as interest rates across the entire maturity spectrum reached their lowest levels in four decades. For example, after peaking at approximately 5.80% in March 2002, 30-year Treasury Bonds finished the fiscal year yielding 4.66%. The shorter end of the yield curve was no different, as 2-year rates went from 3.72% in March to 1.69% at period-end. Amid this steady decline in rates, brought on by a sluggish U.S. economy, disappointing corporate earnings and questions about the sustainability of consumer spending, bond prices moved higher in what amounted to a flight-to-quality rally.

The aggressive cutting of short-term interest rates, which began in January 2001, culminated during the early months of our fiscal year. In all, the Federal Reserve Board lowered its overnight lending rate 11 times in 2001, from a high of 6.5% to its current level of 1.75%. Despite having recognized the underlying weakness in the U.S. economy, the Fed has been averse to shedding its neutral bias, thus keeping rates unchanged for the first nine months of 2002. Although it has stood by its monetary policy, cracks began to surface as to whether further cuts are needed. Short of an outbreak of price deflation, and given the already minuscule state of the Federal Funds Rate, it is expected that Fed Chairman Alan Greenspan will want to maintain some "bullets" in case the economy were to deteriorate further.

What factors contributed to the Fund's performance?

The Fund saw limited activity over the past year, which is in keeping with its primary objective: to seek high current income consistent with preservation of capital. Nevertheless, the Fund's underperformance relative to its benchmarks, while troubling, was largely unavoidable. The reason for this is that with short-term interest rates at such historically low levels, the Fund's operating costs have had an increasingly profound effect on overall returns.

What is the investment outlook for the short-term fixed income market?

Ongoing weakness in the U.S. economy combined with tame inflation and declining corporate revenues have created near perfect conditions for declining interest rates. However, with the Federal Reserve showing reluctance to lower rates further and corporations employing strict cost-cutting measures to improve earnings, new cuts seem less likely. Should the economy begin to show signs of recovery, there is also the risk of a sharp and sudden rise in rates resulting in lower bond prices. In any event, we will continue to invest in high-quality short-term securities with an eye on income and interest rate sensitivity.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Short-Term Fixed Income Fund

Average Annual Total Return
as of 9/30/02

                                          One         Five       Since Inception
                                          Year        Year            2/7/97
--------------------------------------------------------------------------------
ICON Short-Term Fixed Income Fund         0.96%       3.72%            3.84%
--------------------------------------------------------------------------------
Merrill Lynch 3-Month T-Bill Index        2.00%       4.65%            4.74%
--------------------------------------------------------------------------------
Merrill Lynch 6-Month T-Bill Index        2.48%       4.98%            5.06%
--------------------------------------------------------------------------------
Merrill Lynch 1-Year T-Bill Index         3.76%       5.45%            5.51%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

Merrill Lynch 3-Month U.S. Treasury Bill

                Date                    Return         Growth of
                                                           10000

                Feb-97                   0.282         10028.200
                Mar-97                   0.422         10070.519
                Apr-97                   0.477         10118.555
                May-97                   0.513         10170.464
                Jun-97                   0.365         10207.586
                Jul-97                    0.45         10253.520
                Aug-97                   0.428         10297.405
                Sep-97                   0.458         10344.567
                Oct-97                   0.427         10388.738
                Nov-97                    0.39         10429.254
                Dec-97                   0.429         10473.996
                Jan-98                   0.468         10523.014
                Feb-98                   0.355         10560.371
                Mar-98                   0.473         10610.322
                Apr-98                   0.449         10657.962
                May-98                   0.416         10702.299
                Jun-98                   0.419         10747.142
                Jul-98                   0.443         10794.751
                Aug-98                   0.456         10843.976
                Sep-98                   0.511         10899.388
                Oct-98                   0.393         10942.223
                Nov-98                   0.333         10978.660
                Dec-98                   0.395         11022.026
                Jan-99                   0.355         11061.154
                Feb-99                   0.287         11092.900
                Mar-99                   0.411         11138.492
                Apr-99                   0.385         11181.375
                May-99                   0.389         11224.870
                Jun-99                   0.418         11271.790
                Jul-99                   0.408         11317.779
                Aug-99                   0.402         11363.277
                Sep-99                    0.45         11414.411
                Oct-99                   0.394         11459.384
                Nov-99                     0.4         11505.222
                Dec-99                   0.448         11556.765
                Jan-00                    0.43         11606.459
                Feb-00                   0.438         11657.296
                Mar-00                   0.521         11718.030
                Apr-00                   0.466         11772.636
                May-00                    0.61         11844.449
                Jun-00                   0.431         11895.499
                Jul-00                   0.454         11949.504
                Aug-00                   0.518         12011.403
                Sep-00                   0.526         12074.583
                Oct-00                    0.52         12137.371
                Nov-00                   0.548         12203.883
                Dec-00                   0.551         12271.127
                Jan-01                   0.658         12351.871
                Feb-01                   0.381         12398.931
                Mar-01                   0.459         12455.842
                Apr-01                   0.439         12510.524
                May-01                   0.388         12559.064
                Jun-01                   0.292         12595.737
                Jul-01                   0.329         12637.177
                Aug-01                   0.325         12678.248
                Sep-01                   0.425         12732.130
                Oct-01                   0.261         12765.361
                Nov-01                   0.219         12793.317
                Dec-01                   0.156         12813.275
                Jan-02                   0.146         12831.982
                Feb-02                   0.134         12849.177
                Mar-02                    0.15         12868.451
                Apr-02                   0.157         12888.654
                May-02                   0.157         12908.890
                Jun-02                   0.145         12927.607
                Jul-02                   0.153         12947.387
                Aug-02                    0.14         12965.513
                Sep-02                    0.16         12986.258

Merrill Lynch 6-Month U.S. Treasury Bill

                Date                    Return         Growth of
                                                           10000

                Feb-97                   0.321         10032.100
                Mar-97                   0.389         10071.125
                Apr-97                   0.473         10118.761
                May-97                   0.543         10173.706
                Jun-97                   0.484         10222.947
                Jul-97                    0.46         10269.972
                Aug-97                   0.406         10311.669
                Sep-97                    0.51         10364.258
                Oct-97                   0.453         10411.208
                Nov-97                   0.364         10449.105
                Dec-97                   0.458         10496.962
                Jan-98                   0.514         10550.916
                Feb-98                   0.374         10590.377
                Mar-98                   0.491         10642.375
                Apr-98                   0.436         10688.776
                May-98                   0.442         10736.021
                Jun-98                   0.481         10787.661
                Jul-98                   0.476         10839.010
                Aug-98                   0.514         10894.723
                Sep-98                     0.6         10960.091
                Oct-98                   0.422         11006.343
                Nov-98                   0.269         11035.950
                Dec-98                   0.421         11082.411
                Jan-99                   0.383         11124.857
                Feb-99                    0.27         11154.894
                Mar-99                   0.456         11205.760
                Apr-99                   0.337         11243.523
                May-99                   0.344         11282.201
                Jun-99                   0.363         11323.155
                Jul-99                   0.439         11372.864
                Aug-99                   0.296         11406.528
                Sep-99                   0.493         11462.762
                Oct-99                   0.374         11505.633
                Nov-99                   0.339         11544.637
                Dec-99                   0.447         11596.241
                Jan-00                   0.427         11645.757
                Feb-00                   0.493         11703.171
                Mar-00                   0.507         11762.506
                Apr-00                   0.472         11818.025
                May-00                   0.531         11880.779
                Jun-00                   0.572         11948.737
                Jul-00                    0.49         12007.286
                Aug-00                   0.544         12072.605
                Sep-00                   0.538         12137.556
                Oct-00                   0.535         12202.492
                Nov-00                   0.578         12273.022
                Dec-00                   0.633         12350.710
                Jan-01                   0.823         12452.357
                Feb-01                   0.412         12503.660
                Mar-01                   0.566         12574.431
                Apr-01                   0.412         12626.238
                May-01                   0.478         12686.591
                Jun-01                    0.26         12719.576
                Jul-01                   0.395         12769.819
                Aug-01                   0.356         12815.279
                Sep-01                   0.633         12896.400
                Oct-01                   0.358         12942.569
                Nov-01                   0.252         12975.184
                Dec-01                   0.143         12993.739
                Jan-02                    0.15         13013.229
                Feb-02                   0.181         13036.783
                Mar-02                   0.117         13052.036
                Apr-02                   0.281         13088.713
                May-02                   0.202         13115.152
                Jun-02                   0.223         13144.399
                Jul-02                   0.184         13168.584
                Aug-02                   0.148         13188.074
                Sep-02                   0.215         13216.428

Merrill Lynch 1-Year U.S. Treasury Bill

                Date                    Return         Growth of
                                                           10000

                Feb-97                   0.179         10017.900
                Mar-97                   0.249         10042.845
                Apr-97                   0.593         10102.399
                May-97                   0.622         10165.236
                Jun-97                   0.589         10225.109
                Jul-97                   0.719         10298.627
                Aug-97                   0.312         10330.759
                Sep-97                   0.531         10385.615
                Oct-97                   0.554         10443.152
                Nov-97                   0.293         10473.750
                Dec-97                   0.474         10523.396
                Jan-98                    0.65         10591.798
                Feb-98                   0.255         10618.807
                Mar-98                   0.512         10673.175
                Apr-98                   0.466         10722.912
                May-98                   0.405         10766.340
                Jun-98                   0.481         10818.126
                Jul-98                   0.471         10869.079
                Aug-98                   0.805         10956.575
                Sep-98                   0.816         11045.981
                Oct-98                   0.516         11102.978
                Nov-98                   0.008         11103.867
                Dec-98                   0.352         11142.952
                Jan-99                   0.355         11182.510
                Feb-99                   0.052         11188.325
                Mar-99                   0.606         11256.126
                Apr-99                   0.363         11296.986
                May-99                   0.265         11326.923
                Jun-99                   0.422         11374.722
                Jul-99                    0.41         11421.359
                Aug-99                   0.306         11456.308
                Sep-99                   0.524         11516.339
                Oct-99                   0.239         11543.863
                Nov-99                   0.209         11567.990
                Dec-99                   0.212         11592.514
                Jan-00                   0.258         11622.423
                Feb-00                   0.512         11681.929
                Mar-00                   0.508         11741.274
                Apr-00                   0.522         11802.563
                May-00                   0.541         11866.415
                Jun-00                   0.761         11956.718
                Jul-00                   0.512         12017.937
                Aug-00                   0.353         12060.360
                Sep-00                    0.58         12130.310
                Oct-00                   0.462         12186.352
                Nov-00                   0.625         12262.517
                Dec-00                    0.94         12377.785
                Jan-01                   1.061         12509.113
                Feb-01                   0.381         12556.773
                Mar-01                   0.667         12640.526
                Apr-01                   0.483         12701.580
                May-01                    0.58         12775.249
                Jun-01                   0.252         12807.443
                Jul-01                   0.435         12863.155
                Aug-01                   0.359         12909.334
                Sep-01                   1.088         13049.787
                Oct-01                   0.676         13138.004
                Nov-01                    0.11         13152.456
                Dec-01                   0.298         13191.650
                Jan-02                   0.046         13197.718
                Feb-02                   0.313         13239.027
                Mar-02                  -0.215         13210.563
                Apr-02                   0.697         13302.641
                May-02                   0.277         13339.489
                Jun-02                   0.542         13411.789
                Jul-02                   0.448         13471.874
                Aug-02                   0.105         13486.019
                Sep-02                   0.402         13540.233

ICON Short Term Fixed Income Fund

                Date                    Return         Growth of
                                                           10000

                Feb-97                                 10000.000
                Mar-97                   0.181         10018.063
                Apr-97                   0.564         10074.523
                May-97                   0.386         10113.364
                Jun-97                   0.503         10164.239
                Jul-97                   0.604         10225.673
                Aug-97                   0.303         10256.643
                Sep-97                   0.495         10307.422
                Oct-97                   0.401         10348.760
                Nov-97                   0.478         10398.220
                Dec-97                   0.458         10445.869
                Jan-98                   0.716         10520.637
                Feb-98                   0.175         10539.002
                Mar-98                   0.411         10582.338
                Apr-98                   0.383         10622.816
                May-98                   0.393         10664.560
                Jun-98                   0.376         10704.674
                Jul-98                   0.615         10770.559
                Aug-98                   0.813         10858.141
                Sep-98                   1.159         10983.971
                Oct-98                   0.252         11011.689
                Nov-98                   0.183         11031.852
                Dec-98                   0.426         11078.813
                Jan-99                   0.265         11108.214
                Feb-99                  -0.032         11104.710
                Mar-99                   0.566         11167.606
                Apr-99                   0.239         11194.339
                May-99                   0.103         11205.838
                Jun-99                   0.157         11223.443
                Jul-99                   0.341         11261.710
                Aug-99                   0.765         11347.863
                Sep-99                   0.217         11372.493
                Oct-99                   0.333         11410.415
                Nov-99                   0.266         11440.747
                Dec-99                   0.206         11464.264
                Jan-00                   0.185         11485.433
                Feb-00                   0.301         11519.969
                Mar-00                   0.369         11562.501
                Apr-00                   0.314         11598.759
                May-00                   0.374         11642.152
                Jun-00                   0.486         11698.691
                Jul-00                   0.441         11750.285
                Aug-00                   0.566         11816.783
                Sep-00                   0.521         11878.306
                Oct-00                   0.387         11924.297
                Nov-00                   0.397         11971.595
                Dec-00                   0.540         12036.187
                Jan-01                   0.348         12078.099
                Feb-01                   0.241         12107.193
                Mar-01                   0.202         12131.615
                Apr-01                   0.205         12156.536
                May-01                   0.220         12183.324
                Jun-01                   0.207         12208.564
                Jul-01                   0.053         12215.006
                Aug-01                   0.182         12237.211
                Sep-01                   0.125         12252.541
                Oct-01                  -0.048         12246.689
                Nov-01                   0.032         12250.596
                Dec-01                  -0.010         12249.331
                Jan-02                   0.026         12252.458
                Feb-02                  -0.098         12240.431
                Mar-02                  -0.430         12187.842
                Apr-02                   0.696         12272.673
                May-02                  -0.174         12251.316
                Jun-02                   0.151         12269.841
                Jul-02                   0.505         12331.821
                Aug-02                   0.168         12352.536
                Sep-02                   0.141         12369.981

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/7/97 to a $10,000 investment made in an unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on uthe redemption of Fund shares.

Schedule of Investments
September 30, 2002

Principal Market Amount                                 Value

US Government Agencies 64.8%
$4,971,000  Federal Home Loan
            Bank Discount Note,
            1.6220%, 10/01/02                        $  4,971,000
-----------------------------------------------------------------
Total US Government Agencies                            4,971,000

US Government Obligations 33.3%
$2,500,110  US Treasury Note,
            3.0000%, 2/29/04                            2,548,980
-----------------------------------------------------------------
Total US Government Obligations                         2,548,980
-----------------------------------------------------------------
Total Investments 98.1%
(Amortized cost $7,471,110)                             7,519,980
-----------------------------------------------------------------
Other Assets Less Liabilities 1.9%                        144,985
-----------------------------------------------------------------
Net Assets 100.0%                                    $  7,664,965
-----------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                      Management Discussion & Analysis


ICON Asia-Pacific Region Fund

How did the Fund perform relative to its benchmark?

The ICON Asia-Pacific Region Fund declined -16.29% for the one-year period ended September 30, 2002, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) Pacific Index, which fell -9.53% over the same period.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         98.5%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  60.2%

                   Number of Stocks                     22

                   Short-Term Investments
                   (% of Net Assets)                   4.3%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Nissan Motor Co Ltd                 9.6%

                   Nidec Corp                          8.1%

                   Honda Motor Co Ltd                  7.6%

                   Orica Ltd                           5.7%

                   Fraser & Neave Ltd                  5.3%

                   Hong Kong & China Gas Co Ltd        5.1%

                   Rohm Co Ltd                         4.7%

                   Sony Corp                           4.7%

                   Canon Inc                           4.7%

                   Carter Holt Harvey Ltd              4.7%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

Asian markets, on the whole, held up better than their U.S. counterparts during the period. However, they followed a similar path in that their performance was much stronger in the first half than in the second half. Because most countries within the Asia-Pacific region are export driven and dependent on the U.S. for a large percentage of their exports, it is understandable that these markets followed the American markets when the U.S. economy did not recover as quickly as had been anticipated.

In that regard, the investment environment was mixed. Japan continued to battle economic malaise amid setbacks to Prime Minister Koizumi's structural reforms, although stocks rebounded on late-period reports of new government measures to offset deflation and stabilize the country's banking system. Southeast Asian markets proved resilient, benefiting from strong exports, the growing availability of consumer credit and increased domestic consumption. Australia and New Zealand also weathered the storm, bolstered by solid economic growth and corporate earnings.

What factors contributed to the Fund's performance?

Our investment strategy focuses on country rotation within the region using a value approach. To that end, the Fund was positioned thoughout the period in countries with strong valuation readings. At the same time, we emphasizied consumer cyclical and economically sensitive sectors and industries, which are typically first to participate in an economic recovery. Although Asia-Pacific economies were expected to move higher in unison with the U.S, the recovery later sputtered. Nevertheless, no significant changes were made to the Fund's holdings for the remainder of the year, as our system indicated that consumer cyclical industries continued to demonstrate leadership.

Given this particular positioning, the Fund also maintained diversification with representation from banks, diversified chemicals and utilities, among others. Japanese automobile manufacturers, namely Honda Motor Co., Nissan Motor Co. and Toyota Motor Corp., comprised a significant portion of the Fund during the period. Low interest rates and a relatively weak U.S. dollar helped these companies increase sales and earnings, resulting in solid stock performance.

During the first half of the fiscal year, the Fund periodically experienced high cash balances because of large purchases and redemptions by market timers attempting to benefit from short-term gains in Asia and the Pacific. Holding cash positions helped avoid the costs associated with excessive trading, yet also affected the Fund's performance by limiting its ability to fully participate in the region's gains. We have since taken steps to address these market timing issues.

What is the investment outlook for the Asia-Pacific Region?

Our valuation model, which continues to detect significant value and relative strength among cyclical and economically sensitive industries, suggests that the Asia-Pacific region should remain a leader over the next year. We would expect further strengthening, particularly in the export-driven economies, should global economic expansion fuel external demand from abroad. Country leadership appears to be broad based within the region. Therefore, the Fund is expected to remain diverse in anticipation of an equally broad move upward once the global economy picks up steam.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Asia-Pacific Region Fund

Top Countries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Japan                                                47.8%
          Hong Kong                                            18.0%
          New Zealand                                          15.6%
          Singapore                                            11.4%
          Australia                                             5.7%

Average Annual Total Return
as of 9/30/02

                                      One           Five         Since Inception
                                      Year          Year             2/25/97
--------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund       -16.29%       -10.52%            -9.55%
--------------------------------------------------------------------------------
MSCI Pacific Index                   -9.53%        -9.15%            -8.48%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX

                Date                     Qtly.         Growth of
                                        Return             10000

                02/25/97-03/31/97        -5.11              9489
                03/31/97-06-30/97         18.7          11263.44
                6/30/97-9/30/97         -12.64          9839.744
                9/30/97-12/31/97        -20.88          7785.205
                12/31/97-03/31/98         2.87          8008.641
                03/31/98-06/30/98        -9.11          7279.054
                06/30/98-09/30/98       -13.95          6263.626
                09/30/98-12/31/98        25.73          7875.256
                12/31/98-03/31/99        10.88          8732.084
                03/31/99-06/30/99         9.29          9543.295
                06/30/99-09/30/99        11.18          10610.24
                09/30/99-12/31/99        15.92          12299.38
                12/31/99-03/31/00        -0.65          12219.44
                03/31/00-06/30/00        -5.81          11509.49
                06/30/00-09/30/00        -9.81          10380.41
                09/30/00-12/31/00       -12.81          9050.678
                12/31/00-03/31/01        -9.45          8195.389
                03/31/01-06/30/01          0.9          8269.148
                06/31/01-09/30/01       -18.61          6730.259
                9/30/01-12/31/01         -0.77          6678.436
                12/31/01-03/31/02         1.76          6795.977
                03/31/02-06/30/02         2.25          6948.886
                06/30/02-09/30/02       -12.38          6088.614

ICON ASIA-PACIFIC REGION FUND

                Date                     Qtly.         Growth of
                                        Return             10000

                    3/31/1997                               9550
                    6/30/1997                              11320
                    9/30/1997                               9940
                   12/31/1997                               8270
                    3/31/1998                               8310
                    6/30/1998                               7360
                    9/30/1998                               6090
                   12/31/1998                               7760
                    3/31/1999                               8570
                    6/30/1999                               9810
                    9/30/1999                              10870
                   12/31/1999                              13170
                    3/31/2000                              11620
                    6/30/2000                              10870
                    9/29/2000                              10250
                   12/29/2000                               9610
                    3/30/2001                               9010
                    6/29/2001                               8710
                    9/30/2001                               6810
                9/30/01-12/31/01         -0.67              6764
                12/31/01-03/31/02        -2.08              6624
                03/31/01-06/30/02        -3.03              6423
                06/30/01-09/30/02       -11.25              5700

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON Asia-Pacific Region Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 98.5%

Australia 5.7%
  76,800    Orica Ltd                                $    397,313
-----------------------------------------------------------------
Total Australia                                           397,313

Hong Kong 18.0%
 156,500    Cathay Pacific Airways Ltd                    211,687
  24,900    Hang Seng Bank Ltd                            260,985
 266,292    Hong Kong & China Gas Co Ltd                  355,074
  16,134    Sun Hung Kai Properties Ltd                    94,741
 511,000    Swire Pacific Ltd                             321,029
-----------------------------------------------------------------
Total Hong Kong                                         1,243,516

Japan 47.8%
  10,000    Canon Inc                                     326,927
  13,000    Honda Motor Co Ltd                            526,450
  10,900    Nidec Corp                                    559,595
  90,000    Nissan Motor Co Ltd                           668,310
   2,800    Rohm Co Ltd                                   328,668
  33,000    Sharp Corp                                    316,880
   7,800    Sony Corp                                     327,403
  10,000    Toyota Motor Corp                             257,106
-----------------------------------------------------------------
Total Japan                                             3,311,339

New Zealand 15.6%
 113,130    Contact Energy Ltd                            200,559
 439,120    Carter Holt Harvey Ltd                        325,396
  67,457    Fisher & Paykel Appliances
            Holdings Ltd                                  321,118
  70,330    The Warehouse Group Ltd                       235,841
-----------------------------------------------------------------
Total New Zealand                                       1,082,914

Singapore 11.4%
  10,000    Singapore Press Holdings Ltd                  106,904
  84,150    Fraser & Neave Ltd                            364,572
  30,950    Oversea-Chinese Banking Corp Ltd              167,175
  22,279    United Overseas Bank Ltd                      149,170
-----------------------------------------------------------------
Total Singapore                                           787,821
-----------------------------------------------------------------
Total Common Stocks (Cost $6,118,165)                   6,822,903

Demand Deposit 4.3%
$296,092    J.P. Morgan Chase Interest
            Bearing Demand Deposit Account,
            0.3850%                                       296,092
-----------------------------------------------------------------
Total Investments 102.8%
            (Cost $6,414,257)                           7,118,995
-----------------------------------------------------------------
Liabilities Less Other Assets (2.8%)                     (192,437)
-----------------------------------------------------------------
Total Net Assets 100.0%                              $  6,926,558
-----------------------------------------------------------------

Summary of Investments by Industry

% of Investments
  Motor Vehicles                                            21.27%
  Electronics/Appliances                                    14.15%
  Electrical Products                                        8.20%
  Chemicals: Major Diversified                               5.82%
  Beverages: Alcoholic                                       5.34%
  Gas Distributors                                           5.23%
  Semiconductors                                             4.82%
  Electronic Equipment/Instruments                           4.79%
  Forest Products                                            4.77%
  Industrial Conglomerates                                   4.70%
  Regional Banks                                             4.64%
  Major Banks                                                3.82%
  Discount Stores                                            3.45%
  Airlines                                                   3.10%
  Electric Utilities                                         2.94%
  Publishing: Newspapers                                     1.57%
  Real Estate Development                                    1.39%

Total                                                      100.00%

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                      Management Discussion & Analysis


ICON North Europe Region Fund

How did the Fund perform relative to its benchmark?

The ICON North Europe Region Fund declined -16.94% for the one-year period ending September 30, 2002. Despite this negative return, the Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe 15 Index, which lost -20.58% over the same period.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         99.0%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  36.1%

                   Number of Stocks                     45

                   Short-Term Investments
                   (% of Net Assets)                   0.3%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Electrabel SA                       4.3%

                   Fortum Oyj                          4.2%

                   Kesko Oyj Series B                  4.2%

                   Stockmann Oyj Abp                   4.0%

                   Colruyt NV                          3.8%

                   Carlsberg A/S                       3.5%

                   United Utilities plc                3.1%

                   National Grid Group plc             3.0%

                   Svenska Cellulosa AB-Series B       3.0%

                   Outokumpu Oyj                       3.0%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

European markets experienced severe downward pressure during the year, mirroring the slumping fortunes of the U.S. while at the same time encountering a number of difficulties unique to the region. Although concerns over the sluggish pace of economic recovery, disappointing company profits and war fears spanned the globe, Europe was further hindered by crippling summer floods, an absence of fiscal stimulus and currency gains against the U.S. dollar. Germany, Europe's largest economy, was particularly beset by this turn of events, as the country struggled with rising unemployment, anemic GDP growth, falling exports and lower capital investment.

Germany's economic problems were symptomatic and certainly reflective of Europe in general. Of the eight countries tracked by the Fund, all were down for the year, representing a wide range of negative performance. At one extreme, Sweden's OMX Index and Germany's Dax Index both plummeted, dropping -35.34% and -35.73%, respectively, for the period. Finland held up the best, with its Hex 25 Index giving back -6.28%. The United Kingdom landed in the middle of the pack, retreating -21.69% as measured by the FTSE 100 Index. These year-end returns were in stark contrast to the first half of the year, when attractive valuations set the stage for a robust rally. However, as external events during the second half led to a torrent of fear-driven selling, these gains were quickly erased.

What factors contributed to the Fund's performance?

The Fund entered the reporting period emphasizing under-priced sectors that stood to perform well in an economic recovery, such as basic materials, consumer cyclicals, industrials and technology. Meanwhile, the Fund's country exposure was adjusted from mid-December into early January to tilt it toward under-priced countries that had led European equity markets off of the September 2001 lows. Another significant rotation took place late in the period, as positions in Sweden and Germany were dramatically pared back to make room for larger weightings in Finland and Great Britain. While values were abundant across the region, Finland assumed the largest weighting at period-end on the basis of its leading relative strength measure.

Nevertheless, as optimism gave way to pessimism, these rotations failed to provide much in the way of defense. Bad news is impossible to predict and our stance has historically been to ride it out. While the declines in North Europe were as broad as they were steep, the Fund was able to mitigate some of the downside by maintaining a relatively low weighting in Germany, ranging from 5.7% at the beginning of the period to 9.7% at its close. Despite the country's lingering weakness, we used market dips to add under-priced utility and pharmaceutical stocks on a selective basis.

What is the investment outlook for the North Europe Region?

Much like the U.S. market, European equities have been sold with such impunity that bargains are prevalent in all sectors and industries. As the U.S. economy begins to stabilize and ultimately recover, Europe, particularly those countries that are export-reliant, is expected to follow. Furthermore, as economic uncertainty diminishes, investor confidence should rebound, thus creating a more accommodating environment where world equity prices could move meaningfully closer to their intrinsic values. For that reason, we will continue to rely on our quantitative model to detect under-priced countries and sectors that we believe are poised to capture market leadership.

Finland's Hex25 Index is a modified capitalization-weighted index that is calculated using the most recent prices of the 25 most traded share series listed on the Helsinki Exchange. Sweden's OMX Index is a capitalization-weighted index of the 30 stocks that have the largest trading volume on the Stockholm Stock Exchange. The German Stock Index (DAX) is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The London's FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The index returns include the reinvestment of dividends and distributions but do not reflect the costs of managing a mutual fund. Individuals cannot invest directly in the indexes.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON North Europe Region Fund

Top Countries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          Finland                                               25.0%
          United Kingdom                                        21.5%
          Belgium                                               13.8%
          Sweden                                                13.6%
          Denmark                                               12.6%
          Germany                                                9.7%
          Norway                                                 2.8%

Average Annual Total Return
as of 9/30/02

                                      One            Five        Since Inception
                                      Year           Year            2/18/97
--------------------------------------------------------------------------------
ICON North Europe Region Fund        -16.94%        -5.06%            -2.79%
--------------------------------------------------------------------------------
MSCI Europe 15 Index                 -20.58%        -5.85%            -2.02%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

Morgan Stanley Capital International Europe 15 Index

                Date                    Return         Growth of
                                                           10000

                2/18/97-3/31/97            3.1             10310
                03/31/97-06/30/97         8.44          11180.16
                6/30/97-9/30/97           7.81          12053.33
                9/30/97-12/31/97         -0.36          12009.94
                12/31/97-03/31/98        19.84          14392.72
                03/31/98-06/30/98         4.75          15076.37
                06/30/98-09/30/98       -14.77          12849.59
                09/30/98-12/31/98        18.26          15195.92
                12/31/98-03/31/99        -2.49          14817.55
                03/31/99-06/30/99         -0.7          14713.82
                06/30/99-09/30/99         0.76          14825.65
                09/30/99-12/31/99        16.97          17341.56
                12/31/99-03/31/00        -0.26          17296.47
                03/31/00-06/30/00         -3.5           16691.1
                06/30/00-09/30/00        -7.63          15417.57
                09/30/00-12/31/00         1.61          15665.79
                12/31/00-03/31/01       -15.86          13181.19
                03/31/01-06/30/01        -2.78          12814.76
                06/31/01-09/30/01       -12.41          11224.45
                9/30/01-12/31/01          9.94          12340.16
                12/31/01-03/31/02        -0.57          12269.82
                03/31/02-06/30/02        -5.37          11610.93
                06/30/02-09/30/02       -23.22           8914.87

ICON North Europe Region Fund

                Date                    Return         Growth of
                                                           10000

                    3/31/1997                              10230
                    6/30/1997                              10570
                    9/30/1997                              11060
                   12/31/1997                              11275
                    3/31/1998                              12893
                    6/30/1998                              13554
                    9/30/1998                              11834
                   12/31/1998                              12994
                    3/31/1999                              12164
                    6/30/1999                              12721
                    9/30/1999                              13346
                   12/31/1999                              15689
                    3/31/2000                              15576
                    6/30/2000                              15151
                    9/29/2000                              14739
                   12/31/2000                              14332
                    3/31/2001                              12232
                    6/30/2001                              12218
                    9/30/2001                              10274
                9/30/01-12/31/01          8.42             11139
                12/31/01-03/31/02            0             11139
                03/31/02-06/30/02        -2.19             10895
                06/30/02-09/30/02       -21.68              8533

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON North Europe Region Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                           Market Value

Common Stocks 99.0%

Belgium 13.8%
     7,500  Bankverzekeringsholding                  $    236,015
     6,500  Colruyt NV                                    308,361
     1,500  Electrabel SA                                 354,319
     4,000  Solvay SA                                     236,608
-----------------------------------------------------------------
Total Belgium                                           1,135,303

Denmark 12.6%
     5,500  Carlsberg A/S                                 285,406
     7,000  Danisco A/S                                   244,026
    15,000  Danske Bank A/S                               227,527
     4,800  Group 4 Falck A/S                             116,238
     6,000  Novo Nordisk A/S                              163,660
-----------------------------------------------------------------
Total Denmark                                           1,036,857

Finland 25.0%
     3,963  AvestaPolarit Oyj Abp                          25,812
    61,000  Fortum Oyj                                    348,468
     9,500  Instrumentarium Corp                          232,383
    32,000  Kemira Oyj                                    211,583
    33,000  Kesko Oyj Series B                            344,090
    11,700  Metso Corp                                    101,759
    10,000  Orion-Yhtyma Oyj Series B                     212,493
    26,000  Outokumpu Oyj                                 245,404
    27,600  Stockmann Oyj Abp                             332,530
-----------------------------------------------------------------
Total Finland                                           2,054,522

Germany 9.7%
     2,500  Adidas-Salomon AG                             165,546
    10,000  Continental AG                                132,931
     3,000  E ON AG                                       141,431
     3,800  Gehe AG                                       156,424
     4,000  RWE AG                                        118,601
     1,700  Schering AG                                    79,640
-----------------------------------------------------------------
Total Germany                                             794,573

Norway 2.8%
     6,356  Elkem ASA                                     150,092
     2,200  Norske Hydro ASA                               82,825
-----------------------------------------------------------------
Total Norway                                              232,917

Sweden 13.6%
    10,800  Electrolux AB                                 163,063
     9,100  Sandvik AB                                    213,945
    27,000  Skandinaviska Enskilda
            Banken AB                                     230,035
     3,800  SKF AB Series B                                85,856
     8,000  Svenska Cellulosa AB - Series B               247,614
    11,000  Swedish Match AB                               83,041
    12,500  Trelleborg AB Series B                         98,409
-----------------------------------------------------------------
Total Sweden                                            1,121,963

United Kingdom 21.5%
 7,800,000  AWG plc Red Shares                       $      9,814
    25,000  AWG plc                                       159,248
     8,700  Berkeley Group plc                             81,007
    55,000  BG Group plc                                  215,614
    12,000  British American Tobacco plc                  122,491
    16,000  HSBC Holdings plc                             162,064
    35,000  National Grid Group plc                       248,545
    12,500  Provident Financial plc                       116,979
     6,100  Rio Tinto plc                                  98,053
    35,000  Smith & Nephew plc                            211,387
     8,400  Smiths Group plc                               84,687
    27,500  United Utilities plc                          254,109
-----------------------------------------------------------------
Total United Kingdom                                    1,763,998
-----------------------------------------------------------------
Total Common Stocks 99.0% (Cost $8,385,843)             8,140,133

Demand Deposit 0.3%
$   25,529  J.P. Morgan Chase Interest
            Bearing Demand Deposit Account
            0.3850%                                        25,529
-----------------------------------------------------------------
Total Investments 99.3%
            (Cost $8,411,372)                           8,165,662
-----------------------------------------------------------------
Other Assets less Liabilities 0.7%                         56,324
-----------------------------------------------------------------
Net Assets 100.0%                                    $  8,221,986

Summary of Investments by Industry

% of Investments
  Electric Utilities                                        10.49%
  Major Banks                                                8.49%
  Food Retail                                                7.99%
  Medical Specialties                                        5.43%
  Industrial Conglomerates                                   5.23%
  Department Stores                                          4.35%
  Oil & Gas Production                                       4.27%
  Other Metals/Minerals                                      4.20%
  Industrial Machinery                                       3.86%
  Beverages: Alcoholic                                       3.49%
  Household/Personal Care                                    3.03%
  Pharmaceuticals: Major                                     3.00%
  Food: Specialty/Candy                                      2.99%
  Chemicals: Specialty                                       2.90%
  Metal Fabrication                                          2.89%
  Integrated Oil                                             2.64%
  Pharmaceuticals: Other                                     2.60%
  Chemicals: Major Diversified                               2.59%
  Tobacco                                                    2.52%
  Apparel/Footwear                                           2.09%
  Water Utilities                                            2.08%
  Electronics/Appliances                                     2.00%
  Financial Conglomerates                                    1.98%
  Medical Distributors                                       1.91%
  Auto Parts: OEM                                            1.62%
  Finance/Rental/Leasing                                     1.43%
  Miscellaneous Commercial Services                          1.42%
  Miscellaneous Manufacturing                                1.20%
  Homebuilding                                               0.99%
  Steel                                                      0.32%

Total                                                      100.00%

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                      Management Discussion & Analysis


ICON South Europe Region Fund

How did the Fund perform relative to its benchmark?

The ICON South Europe Region Fund declined -8.76% for the one-year period ending September 30, 2002. This compares to a -20.58% drop for the Morgan Stanley Capital International (MSCI) Europe 15 Index during the same period.

                   ----------------------------------------
                   Portfolio Profile
                   September 30, 2002

                   Equities (% of Net Assets)         94.3%

                   Top 10 Equity Holdings
                   (% of Net Assets)                  47.2%

                   Number of Stocks                     33

                   Short-Term Investments
                   (% of Net Assets)                   6.1%
                   ----------------------------------------

                   ----------------------------------------
                   Top 10 Equity Holdings
                   September 30, 2002

                   Zardoya Otis SA                     6.7%

                   ACS Actividades de
                   Construccion y Servicios SA         6.1%

                   Viscofan SA                         6.0%

                   Essilor International SA            5.3%

                   Nestle SA                           4.7%

                   Mayr Melnhof Karton AG              4.3%

                   Peugeot Citroen SA                  3.8%

                   BBAG Oesterreichische
                   Brau-Beteiligungs AG                3.5%

                   Fomento de Construcciones y
                   Contratas SA                        3.5%

                   Arcelor                             3.3%
                   ----------------------------------------

What investment environment did the Fund face over the past year?

The increase in globalization has led to an increase in economic interdependence. For much of the period, European markets moved in tandem with U.S. markets, unable to overcome the negative impact of a sputtering economic recovery, disappointing company profits and the prospect of war with Iraq. Furthermore, Europe confronted difficulties of its own, including crippling summer floods, currency inflicted export pressures, and liquidity constraints. Although the European Central Bank was aggressive in lowering interest rates earlier in the period, stringent inflation policies prevented individual countries from injecting additional stimulus.

South Europe was unable to circumvent the prevailing global economic weakness or the global decline in equities during the fiscal year. Of the six countries tracked by the Fund, all moved lower except for Austria, whose Austrian Traded Index (ATX) managed a modest 0.97% gain. In Italy, economic pressures triggered labor disputes, which produced the country's first general strike in two decades. As 13 million workers walked off the job, Italy's Milan MIB 30 Index tumbled -24.32% for the period. Given our strict focus on quantitative measures, we could not have anticipated this turn of events. However, even as the promise of the post-September 11 period gave way to fear and pessimism, the South Europe region was no less attractive relative to our estimate of fair value.

What factors contributed to the Fund's performance?

There were few significant country rotations in the Fund during the period. Moreover, the Fund remained tilted toward under-priced cyclical sectors, such as materials, industrials and consumer discretionary, which demonstrated ongoing relative strength and stood to benefit from economic recovery. While a sustained recovery has yet to materialize, the Fund, which has not hedged its currency exposure, was able to take advantage of moderate gains in the Euro to offset declines in some of the underlying equities.

Nevertheless, strong country and industry metrics continued to drive security selection. Austria produced the most notable contribution to Fund performance with BBAG Oesterreichische Brau-Beteiligungs, a leading brewer and beverage company which advanced 45.74% on the year. At the same time, Switzerland's poor showing on a country basis did not deter us from investing in pharmaceutical giant Roche Holding AG. Our quantitative model had, until recently, deemed large-cap drug stocks as over-priced. With valuations currently at levels not seen in over two and a half years, and relative strength measures that exceed market averages, we have begun to selectively reacquaint ourselves with the industry, which is well-represented in the South Europe region.

What is the investment outlook for the South Europe region?

As the U.S. economy begins to show signs of stabilization and improvement, we expect that European markets, particularly those in the southern realm of the continent, will participate in a global recovery. The scope, timing and sustainability of such a recovery, however, are unknown and inherently unpredictable. Although our quantitative model continues to detect considerable upside potential in the South Europe region, constant evaluation is a core element of our process.

The Austrian Traded Index (ATX) is a capitalization-weighted index of the most heavily traded stocks on the Vienna Stock Exchange. The Milan MIB 30 Index is a capitalization-weighted index of the 30 top Italian companies traded on the Milan Stock Exchange. The index returns include the reinvestment of dividends and distributions but do not reflect the costs of managing a mutual fund. Individuals cannot invest directly in the indexes.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON South Europe Region Fund

Top Countries
September 30, 2002

 [The following table was represented as a pie chart in the printed material.]

          France                                                35.6%
          Spain                                                 24.5%
          Switzerland                                           16.8%
          Austria                                                8.9%
          Italy                                                  5.5%
          Portugal                                               3.1%

Average Annual Total Return
as of 9/30/02

                                        One            Five      Since Inception
                                        Year           Year          2/20/97
--------------------------------------------------------------------------------
ICON South Europe Region Fund          -8.76%         -3.71%          -0.27%
--------------------------------------------------------------------------------
MSCI Europe 15 Index                  -20.58%         -5.85%          -2.03%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 2 and 3.

Value of a $10,000 Investment
through September 30, 2002

 [The following table was represented as a line graph in the printed material.]

Morgan Stanley Capital International Europe 15 Index

                Date                    Return         Growth of
                                                           10000

                02/20/97-03-31-97         3.08             10308
                03/31/97-06/30/97         8.44             11178
                6/30/97-9/30/97           7.81             12051
                9/30/97-12/31/97         -0.36          12007.61
                12/31/97-03/31/98        19.84          14389.92
                03/31/98-06/30/98         4.75          15073.44
                06/30/98-09/30/98       -14.77           12847.1
                09/30/98-12/31/98        18.26          15192.98
                12/31/98-03/31/99        -2.49          14814.67
                03/31/99-06/30/99         -0.7          14710.97
                06/30/99-09/30/99         0.76          14822.77
                09/30/99-12/31/99        16.97           17338.2
                12/31/99-03/31/00        -0.26          17293.12
                03/31/00-06/30/00         -3.5          16687.86
                06/30/00-09/30/00        -7.63          15414.57
                09/30/00-12/31/00         1.61          15662.75
                12/31/00-03/31/01       -15.86          13178.64
                03/31/01-06/30/01        -2.78          12812.27
                06/31/01-09/30/01       -12.41          11222.27
                9/30/01-12/31/01          9.94          12337.76
                12/31/01-03/31/02        -0.57          12267.44
                03/31/02-06/30/02        -5.37          11608.68
                06/30/02-09/30/02       -23.22          8913.141

ICON South Europe Region Fund

                Date                    Return         Growth of
                                                           10000

                    3/31/1997                               9800
                    6/30/1997                              10700
                    9/30/1997                              11900
                   12/31/1997                              12382
                    3/31/1998                              15106
                    6/30/1998                              15606
                    9/30/1998                              12627
                   12/31/1998                              15070
                    3/31/1999                              14247
                    6/30/1999                              13198
                    9/30/1999                              13437
                   12/31/1999                              14367
                    3/31/2000                              13849
                    6/30/2000                              14460
                    9/29/2000                              13464
                   12/31/2000                              14181
                    3/31/2001                              12654
                    6/30/2001                              11552
                    9/30/2001                              10795
                9/30/01-12/31/01          3.21             11141
                12/31/01-03/31/02         7.53             11980
                03/31/02-06/30/02            4             12460
                06/30/02-09/30/02       -20.94              9850

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assume the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ICON FUNDS                             Fund Analysis and Schedule of Investments


ICON South Europe Region Fund

Schedule of Investments
September 30, 2002

Shares or Principal Amount                              Market Value

Common Stocks 94.3%

Austria 8.9%
     700    Lenzing AG                               $     52,407
   3,100    Mayr Melnhof Karton AG                        198,936
   2,800    BBAG Oesterreichische
            Brau-Beteiligungs AG                          161,336
-----------------------------------------------------------------
Total Austria                                             412,679

France 35.6%
  15,100    Arcelora                                      153,119
   4,000    BNP Paribas SA                                130,382
   4,800    Compagnie de Saint-Gobain                     105,981
   6,000    Essilor International SA                      243,368
   1,700    Lafarge SA                                    135,758
     900    L'Air Liquide SA                              111,188
   2,900    Pechiney SA                                    77,100
   4,800    Peugeot Citroen SA                            177,474
   3,000    Schneider Electric SA                         133,070
   1,200    SEB SA                                         94,940
     700    TotalFinaElf SA                                92,153
   2,400    Valeo SA                                       68,859
   2,000    Vinci SA                                      121,170
-----------------------------------------------------------------
Total France                                            1,644,562

Italy 5.5%
   8,000    Autogrill SPA                                  63,174
 177,200    Impregilo SPA                                  65,675
   8,600    SAI SPA                                       125,796
       1    San Paolo IMI SPA                                   6
-----------------------------------------------------------------
Total Italy                                               254,651

Portugal 3.1%
  21,000    Brisa-Auto Estradas
            de Portugal SA                                103,775
   8,300    Portugal Telecom SGPS SA                       37,324
-----------------------------------------------------------------
Total Portugal                                            141,099

Spain 24.4%
  10,200    ACS, Actividades de
            Construccion y Servicios SA                   280,858
   8,200    Fomento De Contrucciones
            y Contratas SA                                161,115
   6,000    Gas Natural SDG SA                            101,700
  50,900    Viscofan SA                                   276,685
  27,400    Zardoya Otis SA                               308,717
-----------------------------------------------------------------
Total Spain                                             1,129,075

Switzerland 16.8%
   5,436    Credit Suisse Group                           106,639
   2,000    Lonza Group AG                                113,494
   1,000    Nestle SA                                     218,572
   3,000    Novartis AG                                   118,619
   1,300    Roche Holding AG                               87,935
   3,144    UBS AG                                        130,822
-----------------------------------------------------------------
Total Switzerland                                         776,081
-----------------------------------------------------------------
Total Common Stocks (Cost $4,869,353)                   4,358,147

Demand Deposit 6.1%
$282,436    J.P. Morgan Chase
            Interest Bearing Demand
            Deposit Account, 0.3750%                 $    282,436
-----------------------------------------------------------------
Total Investments 100.4% (Cost $5,151,789)              4,640,583
-----------------------------------------------------------------
Liabilities Less Other Assets (0.4%)                      (21,443)
-----------------------------------------------------------------
Net Assets 100.0%                                    $  4,619,140
-----------------------------------------------------------------

Summary of Investments by Industry

% of Investments
  Engineering & Construction                                14.43%
  Containers/Packaging                                      10.91%
  Building Products                                          9.52%
  Medical Specialties                                        5.58%
  Major Banks                                                5.44%
  Chemicals: Specialty                                       5.16%
  Food: Major Diversified                                    5.02%
  Pharmaceuticals: Major                                     4.74%
  Motor Vehicles                                             4.07%
  Beverages: Alcoholic                                       3.70%
  Steel                                                      3.51%
  Construction Materials                                     3.12%
  Electrical Products                                        3.05%
  Financial Conglomerates                                    3.00%
  Multi-Line Insurance                                       2.89%
  Other Transportation                                       2.38%
  Gas Distributors                                           2.33%
  Electronics/Appliances                                     2.18%
  Oil Refining/Marketing                                     2.11%
  Aluminum                                                   1.77%
  Auto Parts: OEM                                            1.58%
  Restaurants                                                1.45%
  Textiles                                                   1.20%
  Major Telecommunications                                   0.86%

Total                                                      100.00%

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

ICON FUNDS                                  Statements of Assets and Liabilities


September 30, 2002
                                                           -------------   ------------   ------------   -----------   -----------
                                                               ICON
                                                             Consumer          ICON           ICON          ICON          ICON
                                                           Discretionary      Energy       Financial     Healthcare    Industrials
Assets                                                         Fund            Fund           Fund          Fund          Fund
                                                           -------------   ------------   ------------   -----------   -----------
   Investments, at cost                                    $ 117,553,783   $115,618,683   $122,598,266   $93,272,048   $66,207,220
                                                           -------------   ------------   ------------   -----------   -----------
   Investments, at value                                     121,339,674    108,720,614    110,111,182    94,719,705    66,583,861
   Cash                                                               --             --             --            --         1,713
   Receivables:
      Fund shares sold                                           602,001        185,533        280,770       448,111       125,993
      Investments sold                                             8,946             --             --            --            --
      Interest                                                     1,269          3,341          1,947         2,857         2,687
      Dividends                                                   76,087         17,508         61,282        12,610        33,647
   Other                                                          12,688          5,086          3,409         1,974         6,653
                                                           -------------   ------------   ------------   -----------   -----------
   Total Assets                                              122,040,665    108,932,082    110,458,590    95,185,257    66,754,554
                                                           -------------   ------------   ------------   -----------   -----------

Liabilities
   Options written, at value (premiums received
   of $78,697)                                                        --             --             --            --            --
   Payables:
      Due to Custodian bank                                           --             --             --            --            --
      Fund shares redeemed                                       159,553        169,475        197,606       147,968        28,909
      Investments bought                                              --      4,397,102             --     1,877,305     2,664,904
      Advisory fee                                               126,795         77,358         78,484        70,464        69,986
      Fund accounting, custodial and transfer agent fees          38,340         20,855         19,627        18,871        22,297
      Administration fee                                           5,661          3,549          3,629         3,233         3,105
      Distributions due to shareholders                               --             --             --            --            --
      Accrued expenses                                            69,973         43,926         43,365        36,171        45,911
                                                           -------------   ------------   ------------   -----------   -----------
   Total Liabilities                                             400,322      4,712,265        342,711     2,154,012     2,835,112
                                                           -------------   ------------   ------------   -----------   -----------
Net Assets                                                 $ 121,640,343   $104,219,817   $110,115,879   $93,031,245   $63,919,442
                                                           =============   ============   ============   ===========   ===========

   Shares outstanding (unlimited shares
   authorized, no par value)                                  12,024,494      8,802,833     12,460,956     8,987,291     8,027,422
   Net asset value (offering price and
   redemption price per share)                             $       10.12   $      11.84   $       8.84   $     10.35   $      7.96

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                  Statements of Assets and Liabilities


September 30, 2002
                                                           ------------   ------------   ------------   ------------
                                                               ICON                                         ICON
                                                           Information    ICON Leisure       ICON         Telecomm
                                                            Technology    and Consumer    Materials     & Utilities
Assets                                                         Fund       Staples Fund       Fund           Fund
                                                           ------------   ------------   ------------   ------------
   Investments, at cost                                    $ 84,243,609   $ 86,422,600   $ 62,376,403   $ 69,203,215
                                                           ------------   ------------   ------------   ------------
   Investments, at value                                     75,931,830     88,291,252     58,480,697     66,138,654
   Cash                                                              --             --         10,274             --
   Receivables:
      Fund shares sold                                          137,233        547,517        122,525        262,483
      Investments sold                                               --             --        461,319             --
      Interest                                                    1,172          1,367          2,467          1,013
      Dividends                                                  21,938         24,776         67,818        127,726
   Other                                                         12,059          5,829          2,837            955
                                                           ------------   ------------   ------------   ------------
   Total Assets                                              76,104,232     88,870,741     59,147,937     66,530,831
                                                           ------------   ------------   ------------   ------------

Liabilities
   Options written, at value (premiums received
   of $78,697)                                                   61,500             --             --             --
   Payables:
      Due to Custodian bank                                          --             --             --         38,476
      Fund shares redeemed                                      224,952        385,179         34,648         45,914
      Investments bought                                             --             --             --             --
      Advisory fee                                               80,404         76,422         46,140         41,572
      Fund accounting, custodial and transfer agent fees         24,371         21,307         11,955          9,967
      Administration fee                                          3,585          3,466          2,116          1,946
      Distributions due to shareholders                              --             --             --             --
      Accrued expenses                                           86,497         43,480         32,711         26,469
                                                           ------------   ------------   ------------   ------------
   Total Liabilities                                            481,309        529,854        127,570        164,344
                                                           ------------   ------------   ------------   ------------
Net Assets                                                 $ 75,622,923   $ 88,340,887   $ 59,020,367   $ 66,366,487
                                                           ============   ============   ============   ============

   Shares outstanding (unlimited shares
   authorized, no par value)                                 12,638,913      7,889,803     10,387,510     13,888,537
   Net asset value (offering price and
   redemption price per share)                             $       5.98   $      11.20   $       5.68   $       4.78

September 30, 2002
                                                           ------------   ------------   ------------   ------------
                                                               ICON
                                                            Short-Term        ICON           ICON           ICON
                                                               Fixed      Asia-Pacific   North Europe   South Europe
Assets                                                      Income Fund    Region Fund    Region Fund    Region Fund
                                                           ------------   ------------   ------------   ------------
   Investments, at cost                                    $  7,471,110   $  6,414,257   $  8,411,372   $  5,151,789
                                                           ------------   ------------   ------------   ------------
   Investments, at value                                      7,519,980      7,118,995      8,165,662      4,640,583
   Cash                                                              84             --             --             --
   Receivables:
      Fund shares sold                                          290,221             --            200             --
      Investments sold                                               --             --         90,899             --
      Interest                                                    6,420             27             79             75
      Dividends                                                   2,099         18,556          3,673         10,381
   Other                                                            887            452            526            343
                                                           ------------   ------------   ------------   ------------
   Total Assets                                               7,819,691      7,138,030      8,261,039      4,651,382
                                                           ------------   ------------   ------------   ------------

Liabilities
   Options written, at value (premiums received
   of $78,697)                                                       --             --             --             --
   Payables:
      Due to Custodian bank                                          --             --             --             --
      Fund shares redeemed                                      130,677        177,561             --             --
      Investments bought                                             --             --             --             --
      Advisory fee                                                3,723          5,811          7,123          3,982
      Fund accounting, custodial and transfer agent fees          1,536          4,298          5,319          3,894
      Administration fee                                            265            264            323            181
      Distributions due to shareholders                           2,278             --             --             --
      Accrued expenses                                           16,247         23,538         26,288         24,185
                                                           ------------   ------------   ------------   ------------
   Total Liabilities                                            154,726        211,472         39,053         32,242
                                                           ------------   ------------   ------------   ------------
Net Assets                                                 $  7,664,965   $  6,926,558   $  8,221,986   $  4,619,140
                                                           ============   ============   ============   ============

   Shares outstanding (unlimited shares
   authorized, no par value)                                    836,843      1,220,321      1,380,293        624,062
   Net asset value (offering price and
   redemption price per share)                             $       9.16   $       5.68   $       5.96   $       7.40

ICON FUNDS                                              Statements of Operations


                                                     -------------    ------------    ------------    ------------    ------------
                                                         ICON
                                                       Consumer           ICON            ICON            ICON            ICON
                                                     Discretionary       Energy         Financial      Healthcare      Industrials
For the Year Ended September 30, 2002                    Fund             Fund            Fund            Fund            Fund
                                                     -------------    ------------    ------------    ------------    ------------
Investment Income
      Interest                                       $      35,877    $     49,066    $     27,165    $     51,194    $     65,879
      Dividends                                          1,443,738         476,545         765,610          99,182       1,068,137
      Foreign taxes withheld                                    --              --              --              --              --
                                                     -------------    ------------    ------------    ------------    ------------
      Total investment income                            1,479,615         525,611         792,775         150,376       1,134,016
                                                     -------------    ------------    ------------    ------------    ------------

Expenses
      Advisory fees                                      1,842,592         714,775         609,333         440,606       1,073,841
      Fund accounting, custodial and
         transfer agent fees                               272,271         109,876          91,501          66,029         158,367
      Administration fees                                   82,519          31,933          26,978          19,693          47,676
      Audit fees                                            31,437          12,223          10,420           7,544          18,312
      Registration fees                                     25,095          21,862          17,039          18,539          18,643
      Legal fees                                            16,093           6,234           5,172           3,702           9,443
      Insurance expense                                      6,069           3,216           2,088           1,144           3,495
      Amortization of deferred organization                  3,388              --           3,388           2,531           3,419
      expenses
      Trustee fees and expenses                              6,107           2,333           2,141           1,438           3,632
      Shareholder reports                                   35,324          17,504          17,846          14,787          23,084
      Interest expense                                      12,161           5,025           4,518             420             273
      Other expenses                                        45,250          37,929          38,032          35,947          34,805
                                                     -------------    ------------    ------------    ------------    ------------
      Total expenses                                     2,378,306         962,910         828,456         612,380       1,394,990
      Fees waived (Note 2)                                      --              --              --              --              --
                                                     -------------    ------------    ------------    ------------    ------------
      Net Expenses                                       2,378,306         962,910         828,456         612,380       1,394,990
                                                     -------------    ------------    ------------    ------------    ------------
Net Investment Income (Loss)                              (898,691)       (437,299)        (35,681)*      (462,004)       (260,974)
                                                     -------------    ------------    ------------    ------------    ------------

Net Realized and Unrealized Gain/(Loss)
on Investments
      Net realized gain/(loss) from
         investment transactions                        (8,076,438)     (3,519,879)     (6,058,331)     (2,786,767)    (18,881,122)
      Net realized gain/(loss) from
         foreign currency transactions                          --              --              --              --              --
      Change in unrealized net appreciation/
         depreciation on securities written
         options and foreign currency translations      15,403,956      (2,560,175)     (8,960,768)       (382,447)      6,158,770
                                                     -------------    ------------    ------------    ------------    ------------
      Net realized and unrealized gain/(loss) on
         investments                                     7,327,518      (6,080,054)    (15,019,099)     (3,169,214)    (12,722,352)
                                                     -------------    ------------    ------------    ------------    ------------
Net Increase/(Decrease) in
Net Assets Resulting from Operations                 $   6,428,827    $ (6,517,353)   $(15,054,780)   $ (3,631,218)   $(12,983,326)
                                                     =============    ============    ============    ============    ============

* See Note 6 - Tax Matter

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                              Statements of Operations


                                                     ------------    ------------    ------------    ------------
                                                         ICON                                            ICON
                                                     Information     ICON Leisure        ICON          Telecomm
                                                      Technology     and Consumer     Materials      & Utilities
For the Year Ended September 30, 2002                    Fund        Staples Fund        Fund            Fund
                                                     ------------    ------------    ------------    ------------
Investment Income
      Interest                                       $     48,048    $     27,412    $     22,412    $     27,250
      Dividends                                           369,155         652,565         706,807         634,666
      Foreign taxes withheld                                   --              --              --              --
                                                     ------------    ------------    ------------    ------------
      Total investment income                             417,203         679,977         729,219         661,916
                                                     ------------    ------------    ------------    ------------

Expenses
      Advisory fees                                     1,901,007         862,569         459,334         202,022
      Fund accounting, custodial and
         transfer agent fees                              279,273         128,848          67,850          31,672
      Administration fees                                  85,480          38,641          20,467           9,052
      Audit fees                                           32,404          14,732           7,850           3,470
      Registration fees                                    26,507          21,856          13,997          14,019
      Legal fees                                           16,376           7,508           3,954           1,691
      Insurance expense                                     6,745           2,566           1,593             683
      Amortization of deferred organization                 2,561           3,388           3,419           3,388
      expenses
      Trustee fees and expenses                             6,586           2,717           1,518             692
      Shareholder reports                                  50,478          18,781          12,486           7,647
      Interest expense                                     43,843          18,418           3,441           1,216
      Other expenses                                       36,638          36,055          27,539          27,000
                                                     ------------    ------------    ------------    ------------
      Total expenses                                    2,487,898       1,156,079         623,448         302,552
      Fees waived (Note 2)                                     --              --              --              --
                                                     ------------    ------------    ------------    ------------
      Net Expenses                                      2,487,898       1,156,079         623,448         302,552
                                                     ------------    ------------    ------------    ------------
Net Investment Income (Loss)                           (2,070,695)       (476,102)        105,771         359,364
                                                     ------------    ------------    ------------    ------------

Net Realized and Unrealized Gain/(Loss)
on Investments
      Net realized gain/(loss) from
         investment transactions                      (94,791,287)        401,865      (2,529,707)     (5,419,221)
      Net realized gain/(loss) from
         foreign currency transactions                         --              --              --              --
      Change in unrealized net appreciation/
         depreciation on securities written
         options and foreign currency translations     36,951,449       2,499,224      (3,098,987)     (1,670,200)
                                                     ------------    ------------    ------------    ------------
      Net realized and unrealized gain/(loss) on
         investments                                  (57,839,838)      2,901,089      (5,628,694)     (7,089,421)
                                                     ------------    ------------    ------------    ------------
Net Increase/(Decrease) in
Net Assets Resulting from Operations                 $(59,910,533)   $  2,424,987    $ (5,522,923)   $ (6,730,057)
                                                     ============    ============    ============    ============

                                                     ------------    ------------    ------------    ------------
                                                         ICON
                                                      Short-Term         ICON            ICON            ICON
                                                         Fixed       Asia-Pacific    North Europe    South Europe
For the Year Ended September 30, 2002                 Income Fund     Region Fund     Region Fund     Region Fund
                                                     ------------    ------------    ------------    ------------
Investment Income
      Interest                                       $    142,472    $     17,118    $         --    $      2,832
      Dividends                                                --         179,664         340,381         110,668
      Foreign taxes withheld                                   --         (23,203)        (47,311)        (15,374)
                                                     ------------    ------------    ------------    ------------
      Total investment income                             142,472         173,579         293,070          98,126
                                                     ------------    ------------    ------------    ------------

Expenses
      Advisory fees                                        47,304         121,602         133,584          57,034
      Fund accounting, custodial and
         transfer agent fees                                9,850          23,712          30,038          14,065
      Administration fees                                   3,470           5,310           5,843           2,493
      Audit fees                                            1,280           2,070           2,276             973
      Registration fees                                    15,323          18,322          14,785          14,375
      Legal fees                                              729           1,010           1,104             492
      Insurance expense                                       362             740             720             408
      Amortization of deferred organization                 2,571           2,531           2,530           2,531
      expenses
      Trustee fees and expenses                               325             471             492             220
      Shareholder reports                                   5,970           2,999           3,287           1,672
      Interest expense                                         --           1,774              --              --
      Other expenses                                       21,003          20,612          34,806          27,972
                                                     ------------    ------------    ------------    ------------
      Total expenses                                      108,187         201,153         229,465         122,235
      Fees waived (Note 2)                                 (5,151)             --              --              --
                                                     ------------    ------------    ------------    ------------
      Net Expenses                                        103,036         201,153         229,465         122,235
                                                     ------------    ------------    ------------    ------------
Net Investment Income (Loss)                               39,436         (27,574)         63,605         (24,109)
                                                     ------------    ------------    ------------    ------------

Net Realized and Unrealized Gain/(Loss)
on Investments
      Net realized gain/(loss) from
         investment transactions                           (3,820)     (1,521,036)     (1,986,214)       (624,140)
      Net realized gain/(loss) from
         foreign currency transactions                         --          (4,976)         (2,705)       (136,138)
      Change in unrealized net appreciation/
         depreciation on securities written
         options and foreign currency translations         48,870       2,635,195       2,022,875         480,804
                                                     ------------    ------------    ------------    ------------
      Net realized and unrealized gain/(loss) on
         investments                                       45,050       1,109,183          33,956        (279,474)
                                                     ------------    ------------    ------------    ------------
Net Increase/(Decrease) in
Net Assets Resulting from Operations                 $     84,486    $  1,081,609    $     97,561    $   (303,583)
                                                     ============    ============    ============    ============

ICON FUNDS                                   Statements of Changes in Net Assets


                                                                    -----------------------------   -----------------------------
                                                                             ICON Consumer                       ICON
                                                                          Discretionary Fund                 Energy Fund
                                                                    -----------------------------   -----------------------------
                                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                                     September 30,   September 30,   September 30,   September 30,
                                                                         2002            2001            2002            2001
                                                                    -------------   -------------   -------------   -------------
Operations
   Net investment income/(loss)                                     $    (898,691)  $     (75,218)  $    (437,299)  $     266,794
   Net realized gain/(loss) from investment transactions               (8,076,438)     (7,473,700)     (3,519,879)     (1,954,882)
   Net realized gain/(loss) from foreign currency translations                 --              --              --              --
   Change in unrealized appreciation/depreciation on securities
      and foreign currency translations                                15,403,956      (7,173,686)     (2,560,175)     (9,050,281)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operations      6,428,827     (14,722,604)     (6,517,353)    (10,738,369)
                                                                    -------------   -------------   -------------   -------------

Dividends and Distributions to Shareholders
   Net investment income                                                       --              --         (72,001)       (238,400)
   Net realized gains                                                          --              --              --      (3,011,768)
   Return of capital                                                           --              --              --              --
                                                                    -------------   -------------   -------------   -------------
   Net decrease from dividends and distributions                               --              --         (72,001)     (3,250,168)
                                                                    -------------   -------------   -------------   -------------

Fund Share Transactions
   Shares sold                                                        186,031,641     136,641,368     150,788,537     131,085,276
   Reinvested dividends and distributions                                      --              --          67,141       3,147,882
   Shares repurchased                                                (177,895,611)    (55,737,465)    (76,991,391)   (127,593,702)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) from fund share transactions                 8,136,030      80,903,903      73,864,287       6,639,456
                                                                    -------------   -------------   -------------   -------------
   Total net increase (decrease) in net assets                         14,564,857      66,181,299      67,274,933      (7,349,081)
Net Assets
   Beginning of period                                                107,075,486      40,894,187      36,944,884      44,293,965
                                                                    -------------   -------------   -------------   -------------
   End of period                                                      121,640,343     107,075,486     104,219,817      36,944,884
                                                                    -------------   -------------   -------------   -------------

Net Assets Consist of
   Paid-in capital                                                    138,104,292     130,866,953     119,165,040      45,738,052
   Accumulated undistributed net investment income/(loss)                      --              --              --          72,001
   Accumulated undistributed net realized gain/(loss)
      from investments                                                (20,249,840)    (12,173,402)     (8,047,154)     (4,527,275)
   Accumulated net realized gain/(loss) from
      foreign currency translations                                            --              --              --              --
   Unrealized appreciation/(depreciation) on
      securities and foreign currency translations                      3,785,891     (11,618,065)     (6,898,069)     (4,337,894)
                                                                    -------------   -------------   -------------   -------------
   Net Assets                                                       $ 121,640,343   $ 107,075,486   $ 104,219,817   $  36,944,884
                                                                    =============   =============   =============   =============

Transactions in Fund Shares
   Shares sold                                                         14,730,684      13,513,272      11,313,498       9,448,931
   Reinvested dividends and distributions                                      --              --           5,402         239,383
   Shares repurchased                                                 (14,658,786)     (5,990,099)     (5,788,706)     (9,773,284)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease)                                                 71,898       7,523,173       5,530,194         (84,970)
   Shares outstanding beginning of period                              11,952,596       4,429,423       3,272,639       3,357,609
                                                                    -------------   -------------   -------------   -------------
   Shares outstanding end of period                                    12,024,494      11,952,596       8,802,833       3,272,639
                                                                    =============   =============   =============   =============

Purchase and Sales of Investment Securities
   (excluding Short-Term Securities)
   Purchase of securities                                           $ 234,764,135   $ 147,062,798   $  97,284,181   $  61,347,476
   Proceeds from sales of securities                                  228,264,566      66,776,406      18,435,223      59,217,149
   Purchases of long-term US government securities                             --              --              --              --
   Proceeds from sales of long-term US government securities                   --              --              --              --

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                   Statements of Changes in Net Assets


                                                                    -----------------------------   -----------------------------
                                                                                 ICON                            ICON
                                                                           Financial Fund                   Healthcare Fund
                                                                    -----------------------------   -----------------------------
                                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                                     September 30,   September 30,   September 30,   September 30,
                                                                         2002            2001            2002            2001
                                                                    -------------   -------------   -------------   -------------
Operations
   Net investment income/(loss)                                     $     (35,681)  $     305,191   $    (462,004)  $    (351,902)
   Net realized gain/(loss) from investment transactions               (6,058,331)     25,637,924      (2,786,767)      4,500,500
   Net realized gain/(loss) from foreign currency translations                 --              --              --              --
   Change in unrealized appreciation/depreciation on securities
      and foreign currency translations                                (8,960,768)    (21,579,943)       (382,447)     (4,058,749)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operations    (15,054,780)      4,363,172      (3,631,218)         89,849
                                                                    -------------   -------------   -------------   -------------

Dividends and Distributions to Shareholders
   Net investment income                                                       --        (767,696)             --              --
   Net realized gains                                                  (9,102,759)     (8,480,044)     (1,940,710)     (4,153,215)
   Return of capital                                                           --              --        (183,886)             --
                                                                    -------------   -------------   -------------   -------------
   Net decrease from dividends and distributions                       (9,102,759)     (9,247,740)     (2,124,596)     (4,153,215)
                                                                    -------------   -------------   -------------   -------------

Fund Share Transactions
   Shares sold                                                        116,964,494     131,676,472     130,471,687      64,748,278
   Reinvested dividends and distributions                               8,842,462       9,225,881       2,048,942       4,141,696
   Shares repurchased                                                 (45,851,844)   (182,103,265)    (67,379,434)    (80,246,392)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) from fund share transactions                79,955,112     (41,200,912)     65,141,195     (11,356,418)
                                                                    -------------   -------------   -------------   -------------
   Total net increase (decrease) in net assets                         55,797,573     (46,085,480)     59,385,381     (15,419,784)
Net Assets
   Beginning of period                                                 54,318,306     100,403,786      33,645,864      49,065,648
                                                                    -------------   -------------   -------------   -------------
   End of period                                                      110,115,879      54,318,306      93,031,245      33,645,864
                                                                    -------------   -------------   -------------   -------------

Net Assets Consist of
   Paid-in capital                                                    128,569,890      48,713,419      94,649,951      30,154,646
   Accumulated undistributed net investment income/(loss)                      --              --              --              --
   Accumulated undistributed net realized gain/(loss)
      from investments                                                 (5,966,927)      9,131,203      (3,066,363)      1,661,114
   Accumulated net realized gain/(loss) from
      foreign currency translations                                            --              --              --              --
   Unrealized appreciation/(depreciation) on
      securities and foreign currency translations                    (12,487,084)     (3,526,316)      1,447,657       1,830,104
                                                                    -------------   -------------   -------------   -------------
   Net Assets                                                       $ 110,115,879   $  54,318,306   $  93,031,245   $  33,645,864
                                                                    =============   =============   =============   =============

Transactions in Fund Shares
   Shares sold                                                         11,396,392      10,338,241      11,850,102       5,393,943
   Reinvested dividends and distributions                                 837,354         759,957         183,268         356,123
   Shares repurchased                                                  (4,283,511)    (14,777,411)     (5,953,546)     (6,955,385)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease)                                              7,950,235      (3,679,213)      6,079,824      (1,205,319)
   Shares outstanding beginning of period                               4,510,721       8,189,934       2,907,467       4,112,786
                                                                    -------------   -------------   -------------   -------------
   Shares outstanding end of period                                    12,460,956       4,510,721       8,987,291       2,907,467
                                                                    =============   =============   =============   =============

Purchase and Sales of Investment Securities
   (excluding Short-Term Securities)
   Purchase of securities                                           $ 112,577,055   $ 102,075,028   $ 107,971,251   $  51,641,572
   Proceeds from sales of securities                                   42,550,278     152,141,592      45,095,971      67,279,583
   Purchases of long-term US government securities                             --              --              --              --
   Proceeds from sales of long-term US government securities                   --              --              --              --

                                                                    -----------------------------   -----------------------------
                                                                                 ICON                     ICON Information
                                                                           Industrials Fund                Technology Fund
                                                                    -----------------------------   -----------------------------
                                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                                     September 30,   September 30,   September 30,   September 30,
                                                                         2002            2001            2002            2001
                                                                    -------------   -------------   -------------   -------------
Operations
   Net investment income/(loss)                                     $    (260,974)  $     (88,680)  $  (2,070,695)  $    (903,472)
   Net realized gain/(loss) from investment transactions              (18,881,122)     (2,629,789)    (94,791,287)     (4,410,657)
   Net realized gain/(loss) from foreign currency translations                 --              --              --              --
   Change in unrealized appreciation/depreciation on securities
      and foreign currency translations                                 6,158,770      (5,826,231)     36,951,449     (48,273,407)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operations    (12,983,326)     (8,544,700)    (59,910,533)    (53,587,536)
                                                                    -------------   -------------   -------------   -------------

Dividends and Distributions to Shareholders
   Net investment income                                                       --              --              --              --
   Net realized gains                                                          --         (73,506)             --     (15,547,161)
   Return of capital                                                           --              --              --              --
                                                                    -------------   -------------   -------------   -------------
   Net decrease from dividends and distributions                               --         (73,506)             --     (15,547,161)
                                                                    -------------   -------------   -------------   -------------

Fund Share Transactions
   Shares sold                                                        122,524,084      69,517,614     372,980,609     211,471,559
   Reinvested dividends and distributions                                      --          73,500              --      15,213,136
   Shares repurchased                                                (121,946,720)     (6,715,589)   (356,298,439)    (85,387,620)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) from fund share transactions                   577,364      62,875,525      16,682,170     141,297,075
                                                                    -------------   -------------   -------------   -------------
   Total net increase (decrease) in net assets                        (12,405,962)     54,257,319     (43,228,363)     72,162,378
Net Assets
   Beginning of period                                                 76,325,404      22,068,085     118,851,286      46,688,908
                                                                    -------------   -------------   -------------   -------------
   End of period                                                       63,919,442      76,325,404      75,622,923     118,851,286
                                                                    -------------   -------------   -------------   -------------

Net Assets Consist of
   Paid-in capital                                                     87,436,886      87,120,496     183,119,450     168,507,975
   Accumulated undistributed net investment income/(loss)                      --              --              --              --
   Accumulated undistributed net realized gain/(loss)
      from investments                                                (23,894,085)     (5,012,963)    (99,201,945)     (4,410,658)
   Accumulated net realized gain/(loss) from
      foreign currency translations                                            --              --              --              --
   Unrealized appreciation/(depreciation) on
      securities and foreign currency translations                        376,641      (5,782,129)     (8,294,582)    (45,246,031)
                                                                    -------------   -------------   -------------   -------------
   Net Assets                                                       $  63,919,442   $  76,325,404   $  75,622,923   $ 118,851,286
                                                                    =============   =============   =============   =============

Transactions in Fund Shares
   Shares sold                                                         12,073,210       7,191,698      39,461,468      17,904,139
   Reinvested dividends and distributions                                      --           7,779              --       1,347,487
   Shares repurchased                                                 (12,973,529)       (705,414)    (42,052,819)     (6,131,055)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease)                                               (900,319)      6,494,063      (2,591,351)     13,120,571
   Shares outstanding beginning of period                               8,927,741       2,433,678      15,230,264       2,109,693
                                                                    -------------   -------------   -------------   -------------
   Shares outstanding end of period                                     8,027,422       8,927,741      12,638,913      15,230,264
                                                                    =============   =============   =============   =============

Purchase and Sales of Investment Securities
   (excluding Short-Term Securities)
   Purchase of securities                                           $ 106,211,157   $  98,021,852   $ 360,985,881   $ 199,107,525
   Proceeds from sales of securities                                  101,137,669      38,710,182     345,744,077      67,593,380
   Purchases of long-term US government securities                             --              --              --              --
   Proceeds from sales of long-term US government securities                   --              --              --              --

ICON FUNDS                                   Statements of Changes in Net Assets


                                                                           ICON Leisure and                     ICON
                                                                        Consumer Staples Fund              Materials Fund
                                                                    -----------------------------   -----------------------------
                                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                                    September 30,   September 30,   September 30,   September 30,
                                                                        2002            2001            2002            2001
                                                                    -------------   -------------   -------------   -------------
Operations
   Net investment income/(loss)                                     $    (476,102)  $    (206,277)  $     105,771   $      98,481
   Net realized gain/(loss) from investment transactions                  401,865       2,432,006      (2,529,707)     (1,475,088)
   Net realized gain/(loss) from foreign currency translations                 --              --              --              --
   Change in unrealized appreciation/depreciation on securities
      and foreign currency translations                                 2,499,224        (542,837)     (3,098,987)       (138,210)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operations      2,424,987       1,682,892      (5,522,923)     (1,514,817)
                                                                    -------------   -------------   -------------   -------------

Dividends and Distributions to Shareholders
   Net investment income                                                       --         (40,402)       (142,573)       (127,754)
   Net realized gains                                                          --        (147,904)             --              --
   Return of capital                                                           --              --              --              --
                                                                    -------------   -------------   -------------   -------------
   Net decrease from dividends and distributions                               --        (188,306)       (142,573)       (127,754)
                                                                    -------------   -------------   -------------   -------------

Fund Share Transactions
   Shares sold                                                        140,737,296      78,368,144      70,609,621      30,377,048
   Reinvested dividends and distributions                                      --         188,294         142,060         127,267
   Shares repurchased                                                 (95,983,544)    (46,654,223)    (35,265,418)    (17,824,201)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) from fund share transactions                44,753,752      31,902,215      35,486,263      12,680,114
                                                                    -------------   -------------   -------------   -------------
   Total net increase (decrease) in net assets                         47,178,739      33,396,801      29,820,767      11,037,543

Net Assets
   Beginning of period                                                 41,162,148       7,765,347      29,199,600      18,162,057
                                                                    -------------   -------------   -------------   -------------
   End of period                                                       88,340,887      41,162,148      59,020,367      29,199,600
                                                                    -------------   -------------   -------------   -------------

Net Assets Consist of
   Paid-in capital                                                     86,838,945      42,767,571      80,541,765      45,030,068
   Accumulated undistributed net investment income/(loss)                      --              --          34,587          71,389
   Accumulated undistributed net realized gain/(loss)
      from investments                                                   (366,710)       (974,851)    (17,660,279)    (15,105,138)
   Accumulated net realized gain/(loss) from
      foreign currency translations                                            --              --              --              --
   Unrealized appreciation/(depreciation) on
      securities and foreign currency translations                      1,868,652        (630,572)     (3,895,706)       (796,719)
                                                                    -------------   -------------   -------------   -------------
   Net Assets                                                       $  88,340,887   $  41,162,148   $  59,020,367   $  29,199,600
                                                                    =============   =============   =============   =============

Transactions in Fund Shares
   Shares sold                                                         11,016,203       8,378,908      10,267,215       5,173,483
   Reinvested dividends and distributions                                      --          20,782          21,822          22,056
   Shares repurchased                                                  (7,497,090)     (4,869,239)     (5,022,326)     (2,874,051)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease)                                              3,519,113       3,530,451       5,266,711       2,321,488
   Shares outstanding beginning of period                               4,370,690         840,239       5,120,799       2,799,311
                                                                    -------------   -------------   -------------   -------------
   Shares outstanding end of period                                     7,889,803       4,370,690      10,387,510       5,120,799
                                                                    =============   =============   =============   =============

Purchase and Sales of Investment Securities
   (excluding Short-Term Securities)
   Purchase of securities                                           $ 120,197,753   $  85,083,284   $  65,920,440   $  32,892,462
   Proceeds from sales of securities                                   75,940,055      55,100,243      32,913,425      21,093,540
   Purchases of long-term US government securities                             --              --              --              --
   Proceeds from sales of long-term US government securities                   --              --              --              --

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                   Statements of Changes in Net Assets


                                                                    -----------------------------   -----------------------------
                                                                       ICON Telecommunication             ICON Short-Term
                                                                         and Utilities Fund              Fixed Income Fund
                                                                    -----------------------------   -----------------------------
                                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                                    September 30,   September 30,   September 30,   September 30,
                                                                        2002            2001            2002            2001
                                                                    -------------   -------------   -------------   -------------
Operations
   Net investment income/(loss)                                     $     359,364   $     166,028   $      39,436   $     178,899
   Net realized gain/(loss) from investment transactions               (5,419,221)       (994,778)         (3,820)          1,406
   Net realized gain/(loss) from foreign currency translations                 --              --              --              --
   Change in unrealized appreciation/depreciation on securities
      and foreign currency translations                                (1,670,200)     (2,217,047)         48,870           8,236
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operations     (6,730,057)     (3,045,797)         84,486         188,541
                                                                    -------------   -------------   -------------   -------------

Dividends and Distributions to Shareholders
   Net investment income                                                 (166,008)       (175,525)        (49,945)       (178,899)
   Net realized gains                                                          --        (621,559)             --              --
   Return of capital                                                           --              --              --              --
                                                                    -------------   -------------   -------------   -------------
   Net decrease from dividends and distributions                         (166,008)       (797,084)        (49,945)       (178,899)
                                                                    -------------   -------------   -------------   -------------

Fund Share Transactions
   Shares sold                                                         73,160,431      15,544,443     255,440,821      85,744,641
   Reinvested dividends and distributions                                 165,833         795,507          61,365         131,544
   Shares repurchased                                                 (16,600,992)     (4,578,832)   (268,209,859)    (70,933,439)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) from fund share transactions                56,725,272      11,761,118     (12,707,673)     14,942,746
                                                                    -------------   -------------   -------------   -------------
   Total net increase (decrease) in net assets                         49,829,207       7,918,237     (12,673,132)     14,952,388

Net Assets
   Beginning of period                                                 16,537,280       8,619,043      20,338,097       5,385,709
                                                                    -------------   -------------   -------------   -------------
   End of period                                                       66,366,487      16,537,280       7,664,965      20,338,097
                                                                    -------------   -------------   -------------   -------------

Net Assets Consist of
   Paid-in capital                                                     75,493,800      18,768,528       7,618,626      20,326,299
   Accumulated undistributed net investment income/(loss)                 359,364         166,008           1,289          10,392
   Accumulated undistributed net realized gain/(loss)
      from investments                                                 (6,422,116)     (1,002,895)         (3,820)          1,406
   Accumulated net realized gain/(loss) from
      foreign currency translations                                            --              --              --              --
   Unrealized appreciation/(depreciation) on
      securities and foreign currency translations                     (3,064,561)     (1,394,361)         48,870              --
                                                                    -------------   -------------   -------------   -------------
   Net Assets                                                       $  66,366,487   $  16,537,280   $   7,664,965   $  20,338,097
                                                                    =============   =============   =============   =============

Transactions in Fund Shares
   Shares sold                                                         14,210,465       2,149,739      28,068,293       9,375,818
   Reinvested dividends and distributions                                  27,141         105,505           6,734          14,383
   Shares repurchased                                                  (3,020,382)       (644,022)    (29,463,335)     (7,754,472)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease)                                             11,217,224       1,611,222      (1,388,308)      1,635,729
   Shares outstanding beginning of period                               2,671,313       1,060,091       2,225,151         589,422
                                                                    -------------   -------------   -------------   -------------
   Shares outstanding end of period                                    13,888,537       2,671,313         836,843       2,225,151
                                                                    =============   =============   =============   =============

Purchase and Sales of Investment Securities
   (excluding Short-Term Securities)
   Purchase of securities                                           $  86,033,626   $  16,720,467   $          --   $          --
   Proceeds from sales of securities                                   28,626,267       5,839,526              --              --
   Purchases of long-term US government securities                             --              --       2,500,562              --
   Proceeds from sales of long-term US government securities                   --              --              --       1,999,916

                                                                    -----------------------------   -----------------------------
                                                                          ICON Asia-Pacific               ICON North Europe
                                                                             Region Fund                     Region Fund
                                                                    -----------------------------   -----------------------------
                                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                                    September 30,   September 30,   September 30,   September 30,
                                                                        2002            2001            2002            2001
                                                                    -------------   -------------   -------------   -------------
Operations
   Net investment income/(loss)                                     $     (27,574)  $     143,449   $      63,605   $     176,608
   Net realized gain/(loss) from investment transactions               (1,521,036)     (1,324,479)     (1,986,214)      1,004,432
   Net realized gain/(loss) from foreign currency translations             (4,976)        (43,022)         (2,705)       (109,602)
   Change in unrealized appreciation/depreciation on securities
      and foreign currency translations                                 2,635,195      (4,285,839)      2,022,875      (5,802,484)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operations      1,081,609      (5,509,891)         97,561      (4,731,046)
                                                                    -------------   -------------   -------------   -------------

Dividends and Distributions to Shareholders
   Net investment income                                                       --              --         (50,812)           (115)
   Net realized gains                                                          --              --              --      (2,278,597)
   Return of capital                                                      (39,502)             --         (50,523)             --
                                                                    -------------   -------------   -------------   -------------
   Net decrease from dividends and distributions                          (39,502)             --        (101,335)     (2,278,712)
                                                                    -------------   -------------   -------------   -------------

Fund Share Transactions
   Shares sold                                                        275,462,846     262,166,957     229,035,353     135,791,259
   Reinvested dividends and distributions                                  39,097              --         100,688       2,275,767
   Shares repurchased                                                (289,291,282)   (235,105,995)   (150,177,033)    (18,245,944)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease) from fund share transactions               (13,789,339)       (526,398)     (5,969,954)    (12,110,007)
                                                                    -------------   -------------   -------------   -------------
   Total net increase (decrease) in net assets                        (12,747,232)     (6,036,289)     (5,973,728)    (19,119,765)

Net Assets
   Beginning of period                                                 19,673,790      25,710,079      14,195,714      33,315,479
                                                                    -------------   -------------   -------------   -------------
   End of period                                                        6,926,558      19,673,790       8,221,986      14,195,714
                                                                    -------------   -------------   -------------   -------------

Net Assets Consist of
   Paid-in capital                                                     16,898,935      30,834,897      11,025,148      17,077,017
   Accumulated undistributed net investment income/(loss)                  (4,909)       (342,753)         (3,022)        123,225
   Accumulated undistributed net realized gain/(loss)
      from investments                                                 (9,954,628)     (8,175,295)     (1,876,090)        (60,308)
   Accumulated net realized gain/(loss) from
      foreign currency translations                                      (717,578)       (712,602)       (678,340)       (675,635)
   Unrealized appreciation/(depreciation) on
      securities and foreign currency translations                        704,738      (1,930,457)       (245,710)     (2,268,585)
                                                                    -------------   -------------   -------------   -------------
   Net Assets                                                       $   6,926,558   $  19,673,790   $   8,221,986   $  14,195,714
                                                                    =============   =============   =============   =============

Transactions in Fund Shares
   Shares sold                                                         41,283,013      29,516,872      30,479,121      14,313,917
   Reinvested dividends and distributions                                   5,801              --          13,231         231,513
   Shares repurchased                                                 (42,957,850)    (29,135,647)    (31,072,840)    (15,410,614)
                                                                    -------------   -------------   -------------   -------------
   Net increase/(decrease)                                             (1,669,036)        381,225        (580,488)       (865,184)
   Shares outstanding beginning of period                               2,889,357       2,508,132       1,960,781       2,825,965
                                                                    -------------   -------------   -------------   -------------
   Shares outstanding end of period                                     1,220,321       2,889,357       1,380,293       1,960,781
                                                                    =============   =============   =============   =============

Purchase and Sales of Investment Securities
   (excluding Short-Term Securities)
   Purchase of securities                                           $   1,257,757   $   7,631,810   $  10,090,144   $   6,489,952
   Proceeds from sales of securities                                    5,312,778      15,334,612      12,984,070      16,730,237
   Purchases of long-term US government securities                             --              --              --              --
   Proceeds from sales of long-term US government securities                   --              --              --              --

                                                                           ICON South Europe
                                                                              Region Fund
                                                                     -----------------------------
                                                                      Year Ended      Year Ended
                                                                     September 30,   September 30,
                                                                         2002            2001
                                                                     -------------   -------------
Operations
   Net investment income/(loss)                                      $     (24,109)   $      43,840
   Net realized gain/(loss) from investment transactions                  (624,140)        (751,691)
   Net realized gain/(loss) from foreign currency translations            (136,138)         (82,476)
   Change in unrealized appreciation/depreciation on securities
      and foreign currency translations                                    480,804         (992,188)
                                                                     -------------    -------------
   Net increase/(decrease) in net assets resulting from operations        (303,583)      (1,782,515)
                                                                     -------------    -------------

Dividends and Distributions to Shareholders
   Net investment income                                                   (13,920)              --
   Net realized gains                                                           --               --
   Return of capital                                                            --               --
                                                                     -------------    -------------
   Net decrease from dividends and distributions                           (13,920)              --
                                                                     -------------    -------------

Fund Share Transactions
   Shares sold                                                          15,771,813       30,662,637
   Reinvested dividends and distributions                                   13,904               --
   Shares repurchased                                                  (28,043,127)
                                                                     -------------    -------------
   Net increase/(decrease) from fund share transactions                 (2,460,227)       2,619,510
                                                                     -------------    -------------
   Total net increase (decrease) in net assets                          (2,777,730)         836,995

Net Assets
   Beginning of period                                                   7,396,870        6,559,875
                                                                     -------------    -------------
   End of period                                                         4,619,140        7,396,870
                                                                     -------------    -------------

Net Assets Consist of
   Paid-in capital                                                       7,901,710       10,421,690
   Accumulated undistributed net investment income/(loss)                 (136,811)          19,891
   Accumulated undistributed net realized gain/(loss)
      from investments                                                  (2,279,449)      (1,833,735)
   Accumulated net realized gain/(loss) from
      foreign currency translations                                       (355,104)        (218,966)
   Unrealized appreciation/(depreciation) on
      securities and foreign currency translations                        (511,206)        (992,010)
                                                                     -------------    -------------
   Net Assets                                                        $   4,619,140    $   7,396,870
                                                                     =============    =============

Transactions in Fund Shares
   Shares sold                                                           1,875,759        3,321,415
   Reinvested dividends and distributions                                    1,655               --
   Shares repurchased                                                   (2,162,806)      (3,058,982)
                                                                     -------------    -------------
   Net increase/(decrease)                                                (285,392)         262,433
   Shares outstanding beginning of period                                  909,454          647,021
                                                                     -------------    -------------
   Shares outstanding end of period                                        624,062          909,454
                                                                     =============    =============

Purchase and Sales of Investment Securities
   (excluding Short-Term Securities)
   Purchase of securities                                            $     643,683    $   6,449,411
   Proceeds from sales of securities                                     1,404,254        5,504,933
   Purchases of long-term US government securities                              --               --
   Proceeds from sales of long-term US government securities                    --               --

ICON FUNDS                                                  Financial Highlights


                                                               ------------------------------------------------------------------
For a share outstanding throughout each                                        ICON Consumer Discretionary Fund
of the periods ending as indicated.                            ------------------------------------------------------------------
                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                September     September     September     September     September
                                                                30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                           $     8.96    $     9.23    $     9.67    $     7.87    $    10.96
                                                               ----------    ----------    ----------    ----------    ----------

Income from investment operations
      Net investment income (loss)(x)                               (0.06)        (0.01)        (0.02)           --         (0.01)
      Net gains (losses) on securities
          (both realized and unrealized)                             1.22         (0.26)        (0.42)         2.04         (3.08)
                                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations                                     1.16         (0.27)        (0.44)         2.04         (3.09)
                                                               ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
      Dividends (from net investment income)                           --            --            --            --            --
      Distributions (from net realized gains)                          --            --            --         (0.24)           --
                                                               ----------    ----------    ----------    ----------    ----------
Total distributions                                                    --            --            --         (0.24)           --
                                                               ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                 $    10.12    $     8.96    $     9.23    $     9.67    $     7.87
                                                               ==========    ==========    ==========    ==========    ==========

Total return                                                        12.95%        (2.93%)       (4.55%)       25.78%       (28.26%)

Net assets, end of period (in thousands)                       $  121,640    $  107,075    $   40,894    $   54,351    $   49,003
Average net assets for the period (in thousands)                  184,174        78,281        46,246        58,294        39,883
Ratio of expenses to average net assets*                             1.29%         1.37%         1.35%         1.35%         1.37%
Ratio of net investment income (loss) to average net assets*        (0.49%)       (0.10%)       (0.27%)       (0.46%)       (0.36%)
Portfolio turnover rate                                            128.06%        88.20%        88.44%        27.83%        72.42%

*    Annualized for period less than a year (ICON Energy Fund only)
(x)  Calculated using average share method
(a) For the period November 5, 1997 (commencement of operations) to September 30, 1998

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                                  Financial Highlights


                                                               ------------------------------------------------------------------
For a share outstanding throughout each                                                 ICON Energy Fund
of the periods ending as indicated.                            ------------------------------------------------------------------
                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                September     September     September     September     September
                                                                30, 2002      30, 2001      30, 2000      30, 1999     30, 1998(a)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                           $    11.29    $    13.19    $     7.98    $     6.35    $    10.00
                                                               ----------    ----------    ----------    ----------    ----------

Income from investment operations
      Net investment income (loss)(x)                               (0.08)         0.07          0.04          0.01          0.06
      Net gains (losses) on securities
          (both realized and unrealized)                             0.65         (0.76)         5.17          1.69         (3.71)
                                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations                                     0.57         (0.69)         5.21          1.70         (3.65)
                                                               ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
      Dividends (from net investment income)                        (0.02)        (0.09)           --         (0.07)           --
      Distributions (from net realized gains)                          --         (1.12)           --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Total distributions                                                 (0.02)        (1.21)           --         (0.07)           --
                                                               ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                 $    11.84    $    11.29    $    13.19    $     7.98    $     6.35
                                                               ==========    ==========    ==========    ==========    ==========

Total return                                                         5.03%        (6.53%)       65.29%        27.28%       (36.50%)

Net assets, end of period (in thousands)                       $  104,220    $   36,945    $   44,294    $   19,230    $   12,335
Average net assets for the period (in thousands)                   71,434        49,195        29,564        13,801        21,128
Ratio of expenses to average net assets*                             1.35%         1.39%         1.36%         1.45%         1.20%
Ratio of net investment income (loss) to average net assets*        (0.61%)        0.54%         0.43%        (0.26%)        0.51%
Portfolio turnover rate                                             26.30%       134.77%       123.70%        34.41%       112.62%

                                                               ------------------------------------------------------------------
For a share outstanding throughout each                                               ICON Financial Fund
of the periods ending as indicated.                            ------------------------------------------------------------------
                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                September     September     September     September     September
                                                                30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                           $    12.04    $    12.26    $     8.99    $     9.37    $    10.51
                                                               ----------    ----------    ----------    ----------    ----------

Income from investment operations
      Net investment income (loss)(x)                               (0.01)         0.06          0.11          0.02          0.04
      Net gains (losses) on securities
          (both realized and unrealized)                            (1.08)         1.13          3.28          1.05         (1.14)
                                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations                                    (1.09)         1.19          3.39          1.07         (1.10)
                                                               ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
      Dividends (from net investment income)                           --         (1.41)        (0.12)        (0.06)        (0.01)
      Distributions (from net realized gains)                       (2.11)           --            --         (1.39)        (0.03)
                                                               ----------    ----------    ----------    ----------    ----------
Total distributions                                                 (2.11)        (1.41)        (0.12)        (1.45)        (0.04)
                                                               ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                 $     8.84    $    12.04    $    12.26    $     8.99    $     9.37
                                                               ==========    ==========    ==========    ==========    ==========

Total return                                                       (11.88%)        9.57%        38.14%        10.05%       (10.46%)

Net assets, end of period (in thousands)                       $  110,116    $   54,318    $  100,404    $    5,483    $   17,211
Average net assets for the period (in thousands)                   60,904        59,425        43,690        10,415        28,304
Ratio of expenses to average net assets*                             1.36%         1.41%         1.33%         1.58%         1.33%
Ratio of net investment income (loss) to average net assets*        (0.06%)        0.51%         1.14%         0.09%         0.35%
Portfolio turnover rate                                             69.58%       174.41%        28.99%        53.29%        87.68%

ICON FUNDS                                                  Financial Highlights


                                                             ------------------------------------------------------------------
For a share outstanding throughout each                                            ICON Healthcare Fund
of the periods ending as indicated.                          ------------------------------------------------------------------
                                                             Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                              September     September     September     September     September
                                                              30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                             ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                         $    11.57    $    11.93    $     7.98    $    11.39    $    11.78
                                                             ----------    ----------    ----------    ----------    ----------

Income from investment operations
      Net investment income (loss)(x)                             (0.12)        (0.10)        (0.08)           --          0.02
      Net gains (losses) on securities
      (both realized and unrealized)                              (0.49)         0.51          4.34         (0.25)         0.35
                                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations                                  (0.61)         0.41          4.26         (0.25)         0.37
                                                             ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
      Dividends (from net investment income)                         --            --            --            --            --
      Distributions (from net realized gains)                     (0.56)        (0.77)        (0.31)        (3.16)        (0.76
      Return of capital                                           (0.05)           --            --            --            --
                                                             ----------    ----------    ----------    ----------    ----------
Total distributions                                               (0.61)        (0.77)        (0.31)        (3.16)        (0.76)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                               $    10.35    $    11.57    $    11.93    $     7.98    $    11.39
                                                             ==========    ==========    ==========    ==========    ==========

Total return                                                      (5.63%)        3.39%        55.35%        (5.34%)        3.77%

Net assets, end of period (in thousands)                     $   93,031    $   33,646    $   49,066    $   24,550    $   31,153
Average net assets for the period (in thousands)                 44,042        35,981        38,688        29,272        56,620
Ratio of expenses to average net assets                            1.39%         1.45%         1.38%         1.40%         1.24%
Ratio of net investment income (loss) to average net assets       (1.05%)       (0.98%)       (0.74%)       (0.83%)       (0.13%)
Portfolio turnover rate                                          104.90%       145.08%       115.05%        85.99%        52.16%

(x)  Calculated using average share method

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                                  Financial Highlights


                                                             ------------------------------------------------------------------
For a share outstanding throughout each                                             ICON Industrials Fund
of the periods ending as indicated.                          ------------------------------------------------------------------
                                                             Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                              September     September     September     September     September
                                                              30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                             ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                         $     8.55    $     9.07    $    10.31    $     9.45    $    12.40
                                                             ----------    ----------    ----------    ----------    ----------

Income from investment operations
      Net investment income (loss)(x)                             (0.02)        (0.02)         0.03          0.01          0.01
      Net gains (losses) on securities
      (both realized and unrealized)                              (0.57)        (0.48)        (0.47)         1.63         (2.71)
                                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations                                  (0.59)        (0.50)        (0.44)         1.64         (2.70)
                                                             ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
      Dividends (from net investment income)                         --         (0.02)           --         (0.02)        (0.01)
      Distributions (from net realized gains)                        --            --         (0.80)        (0.76)        (0.24)
      Return of capital                                              --            --            --            --            --
                                                             ----------    ----------    ----------    ----------    ----------
Total distributions                                                  --         (0.02)        (0.80)        (0.78)        (0.25)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                               $     7.96    $     8.55    $     9.07    $    10.31    $     9.45
                                                             ==========    ==========    ==========    ==========    ==========

Total return                                                      (6.90%)       (5.55%)       (4.32%)       16.89%       (22.08%)

Net assets, end of period (in thousands)                     $   63,919    $   76,325    $   22,068    $   21,004    $   11,318
Average net assets for the period (in thousands)                107,335        55,928        21,220        24,387        17,975
Ratio of expenses to average net assets                            1.30%         1.38%         1.38%         1.41%         1.41%
Ratio of net investment income (loss) to average net assets       (0.24%)       (0.16%)        0.34%         0.10%         0.08%
Portfolio turnover rate                                           99.22%        72.65%        72.90%        47.97%        10.62%

                                                             ------------------------------------------------------------------
For a share outstanding throughout each                                      ICON Information Technology Fund
of the periods ending as indicated.                          ------------------------------------------------------------------
                                                             Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                              September     September     September     September     September
                                                              30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                             ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                         $     7.80    $    22.13    $    19.00    $     9.20    $    12.96
                                                             ----------    ----------    ----------    ----------    ----------

Income from investment operations
      Net investment income (loss)(x)                             (0.10)        (0.10)        (0.05)           --         (0.06)
      Net gains (losses) on securities
      (both realized and unrealized)                              (1.72)        (4.03)         9.62         10.58         (3.31)
                                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations                                  (1.82)        (4.13)         9.57         10.58         (3.37)
                                                             ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
      Dividends (from net investment income)                         --            --            --            --            --
      Distributions (from net realized gains)                        --        (10.20)        (6.44)        (0.78)        (0.39)
      Return of capital                                              --            --            --            --            --
                                                             ----------    ----------    ----------    ----------    ----------
Total distributions                                                  --        (10.20)        (6.44)        (0.78)        (0.39)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                               $     5.98    $     7.80    $    22.13    $    19.00    $     9.20
                                                             ==========    ==========    ==========    ==========    ==========

Total return                                                     (23.33%)      (32.90%)       59.24%       119.53%       (26.17%)

Net assets, end of period (in thousands)                     $   75,623    $  118,851    $   46,689    $   55,126    $   60,494
Average net assets for the period (in thousands)                189,972        99,875        56,279        66,977        73,057
Ratio of expenses to average net assets                            1.31%         1.37%         1.35%         1.37%         1.31%
Ratio of net investment income (loss) to average net assets       (1.09%)       (0.90%)       (0.23%)       (1.06%)       (0.99%)
Portfolio turnover rate                                          190.09%        70.32%       137.69%        31.75%        31.68%

ICON FUNDS                                                  Financial Highlights


                                                              ------------------------------------------------------------------
For a share outstanding throughout each                                    ICON Leisure and Consumer Staples Fund
of the periods ending as indicated.                           ------------------------------------------------------------------
                                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               September     September     September     September     September
                                                               30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $     9.42    $     9.24    $    12.05    $    11.79    $    11.35
                                                              ----------    ----------    ----------    ----------    ----------

Income from investment operations
         Net investment income (loss)(x)                           (0.07)        (0.05)         0.01          0.10          0.02
         Net gains (losses) on securities
         (both realized and unrealized)                             1.85          0.26          0.25          1.61          0.45
                                                              ----------    ----------    ----------    ----------    ----------
Total from investment operations                                    1.78          0.21          0.26          1.71          0.47
                                                              ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
         Dividends (from net investment income)                       --         (0.01)           --         (0.27)           --
         Distributions (from net realized gains)                      --         (0.02)        (3.07)        (1.18)        (0.03)
                                                              ----------    ----------    ----------    ----------    ----------
Total distributions                                                   --         (0.03)        (3.07)        (1.45)        (0.03)
                                                              ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                $    11.20    $     9.42    $     9.24    $    12.05    $    11.79
                                                              ==========    ==========    ==========    ==========    ==========

Total return                                                       18.90%         2.26%         5.27%        14.76%         4.18%

Net assets, end of period (in thousands)                      $   88,341    $   41,162    $    7,765    $   31,559    $   54,426
Average net assets for the period (in thousands)                  86,202        41,086        18,029        40,054        74,443
Ratio of expenses to average net assets                             1.34%         1.40%         1.51%         1.38%         1.30%
Ratio of net investment income (loss) to average net assets        (0.55%)       (0.50%)        0.13%        (0.12%)        0.07%
Portfolio turnover rate                                            90.43%       148.23%        24.50%        49.22%        34.17%

(x) Calculated using average share method

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                                  Financial Highlights


                                                              ------------------------------------------------------------------
For a share outstanding throughout each                                              ICON Materials Fund
of the periods ending as indicated.                           ------------------------------------------------------------------
                                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               September     September     September     September     September
                                                               30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $     5.70    $     6.49    $     7.31    $     6.58    $    10.90
                                                              ----------    ----------    ----------    ----------    ----------

Income from investment operations
         Net investment income (loss)(x)                            0.02          0.02          0.03          0.02          0.02
         Net gains (losses) on securities
         (both realized and unrealized)                            (0.01)        (0.74)        (0.85)         0.74         (4.08)
                                                              ----------    ----------    ----------    ----------    ----------
Total from investment operations                                    0.01         (0.72)        (0.82)         0.76         (4.06)
                                                              ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
         Dividends (from net investment income)                    (0.03)        (0.07)           --         (0.03)           --
         Distributions (from net realized gains)                      --            --            --            --         (0.26)
                                                              ----------    ----------    ----------    ----------    ----------
Total distributions                                                (0.03)        (0.07)           --         (0.03)        (0.26)
                                                              ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                $     5.68    $     5.70    $     6.49    $     7.31    $     6.58
                                                              ==========    ==========    ==========    ==========    ==========

Total return                                                        0.06%       (11.07%)      (11.22%)       11.65%       (37.45%)

Net assets, end of period (in thousands)                      $   59,020    $   29,200    $   18,162    $   26,373    $   17,318
Average net assets for the period (in thousands)                  45,917        24,544        23,620        17,145        27,117
Ratio of expenses to average net assets                             1.36%         1.47%         1.41%         1.45%         1.33%
Ratio of net investment income (loss) to average net assets         0.23%         0.40%         0.42%         0.16%         0.08%
Portfolio turnover rate                                            74.55%        91.28%        91.76%       118.29%       106.70%

                                                              ------------------------------------------------------------------
For a share outstanding throughout each                                   ICON Telecommunication and Utilities Fund
of the periods ending as indicated.                           ------------------------------------------------------------------
                                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               September     September     September     September     September
                                                               30, 2002      30, 2001      30, 2000      30, 1999      30, 1998
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $     6.19    $     8.13    $    10.04    $    14.17    $    10.63
                                                              ----------    ----------    ----------    ----------    ----------

Income from investment operations
         Net investment income (loss)(x)                            0.10          0.09          0.20          0.83          0.31
         Net gains (losses) on securities
         (both realized and unrealized)                            (1.45)        (1.52)         0.99          1.18          3.28
                                                              ----------    ----------    ----------    ----------    ----------
Total from investment operations                                   (1.35)        (1.43)         1.19          2.01          3.59
                                                              ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
         Dividends (from net investment income)                    (0.06)        (0.11)        (0.16)        (1.02)        (0.04)
         Distributions (from net realized gains)                      --         (0.40)        (2.94)        (5.12)        (0.01)
                                                              ----------    ----------    ----------    ----------    ----------
Total distributions                                                (0.06)        (0.51)        (3.10)        (6.14)        (0.05)
                                                              ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                                $     4.78    $     6.19    $     8.13    $    10.04    $    14.17
                                                              ==========    ==========    ==========    ==========    ==========

Total return                                                      (22.05%)      (18.74%)       14.99%        15.25%        33.88%

Net assets, end of period (in thousands)                      $   66,366    $   16,537    $    8,619    $    7,129    $   23,749
Average net assets for the period (in thousands)                  20,196        13,554         7,231         9,825        36,698
Ratio of expenses to average net assets                             1.50%         1.54%         1.53%         1.59%         1.34%
Ratio of net investment income (loss) to average net assets         1.78%         1.22%         2.43%         1.84%         2.12%
Portfolio turnover rate                                           137.81%        46.10%        41.86%        18.85%       155.72%

ICON FUNDS                                                  Financial Highlights


                                                             -------------------------------------------------------------------
For a share outstanding throughout each                                      ICON Short-Term Fixed Income Fund
of the periods ending as indicated.                          -------------------------------------------------------------------
                                                             Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                                              September     September     September     September      September
                                                              30, 2002      30, 2001      30, 2000      30, 1999       30, 1998
                                                             ----------    ----------    ----------    ----------     ----------
Net asset value, beginning of period                         $     9.14    $     9.14    $     9.15    $     9.79     $    10.03
                                                             ----------    ----------    ----------    ----------     ----------

Income from investment operations
      Net investment income (loss)(x)                              0.05          0.26          0.39          0.43           0.76
      Net gains (losses) on securities
      (both realized and unrealized)                               0.00          0.02          0.02         (0.12)         (0.14)
                                                             ----------    ----------    ----------    ----------     ----------
Total from investment operations                                   0.05          0.28          0.41          0.31           0.62
                                                             ----------    ----------    ----------    ----------     ----------

Less dividends and distributions
      Dividends (from net investment income)                      (0.03)        (0.28)        (0.39)        (0.65)         (0.53)
      Distributions (from net realized gains)                        --            --         (0.03)        (0.30)         (0.33)
      Return of capital                                              --            --            --            --             --
                                                             ----------    ----------    ----------    ----------     ----------
Total distributions                                               (0.03)        (0.28)        (0.42)        (0.95)         (0.86)
                                                             ----------    ----------    ----------    ----------     ----------

Net asset value, end of period                               $     9.16    $     9.14    $     9.14    $     9.15     $     9.79
                                                             ==========    ==========    ==========    ==========     ==========

Total return                                                       0.96%         3.15%         4.45%         3.54%          6.55%

Net assets, end of period (in thousands)                     $    7,665    $   20,338    $    5,386    $    5,111     $    5,350
Average net assets for the period (in thousands)                  7,643         6,276         5,367         4,658         17,542
Ratio of expenses to average net assets                            1.35%+        1.52%         1.52%         1.06%++        0.11%**
Ratio of net investment income (loss) to average net assets        0.52%+        2.85%         4.16%         4.42%++        5.66%**
Portfolio turnover rate                                            0.00%         0.00%        53.26%        53.22%        163.75%

(x)  Calculated using average share method

** Includes change in accounting estimate, see notes. If this change had not been made the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.
++ Includes change in accounting estimate, see notes. If this change had not been made the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%.
+ Includes advisory fees waiver (Note 2). If this waiver had not been made the ratio of expenses to average net assets would have been 1.41% and the ratio of net investment income to average net assets would have been .58%

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                                  Financial Highlights


                                                             --------------------------------------------------------------------
For a share outstanding throughout each                                        ICON Asia-Pacific Region Fund
of the periods ending as indicated.                          --------------------------------------------------------------------
                                                             Year Ended     Year Ended    Year Ended    Year Ended     Year Ended
                                                              September      September     September     September      September
                                                              30, 2002       30, 2001      30, 2000      30, 1999       30, 1998
                                                             ----------     ----------    ----------    ----------     ----------
Net asset value, beginning of period                         $     6.81     $    10.25    $    10.87    $     6.09     $     9.94
                                                             ----------     ----------    ----------    ----------     ----------

Income from investment operations
      Net investment income (loss)(x)                             (0.19)          0.07          0.03         (0.01)         (0.04)
      Net gains (losses) on securities
      (both realized and unrealized)                              (0.91)         (3.51)        (0.65)         4.79          (3.81)
                                                             ----------     ----------    ----------    ----------     ----------
Total from investment operations                                  (1.10)         (3.44)        (0.62)         4.78          (3.85)
                                                             ----------     ----------    ----------    ----------     ----------

Less dividends and distributions
      Dividends (from net investment income)                         --             --            --            --             --
      Distributions (from net realized gains)                        --             --            --            --             --
      Return of capital                                           (0.03)            --            --            --             --
                                                             ----------     ----------    ----------    ----------     ----------
Total distributions                                               (0.03)            --            --            --             --
                                                             ----------     ----------    ----------    ----------     ----------

Net asset value, end of period                               $     5.68     $     6.81    $    10.25    $    10.87     $     6.09
                                                             ==========     ==========    ==========    ==========     ==========

Total return                                                     (16.29%)       (33.56%)       (5.70%)       78.49%        (38.73%)

Net assets, end of period (in thousands)                     $    6,927     $   19,684    $   25,710    $   33,564     $   26,730
Average net assets for the period (in thousands)                 12,142         18,749        32,629        29,191         45,361
Ratio of expenses to average net assets                            1.66%          1.70%         1.53%         1.59%          1.65%
Ratio of net investment income (loss) to average net assets       (0.23%)         0.75%         0.24%        (0.57%)        (0.45%)
Portfolio turnover rate                                           14.43%         55.58%       101.88%        62.82%         69.57%

                                                             --------------------------------------------------------------------
For a share outstanding throughout each                                        ICON North Europe Region Fund
of the periods ending as indicated.                          --------------------------------------------------------------------
                                                             Year Ended     Year Ended    Year Ended    Year Ended     Year Ended
                                                              September      September     September     September      September
                                                              30, 2002       30, 2001      30, 2000      30, 1999       30, 1998
                                                             ----------     ----------    ----------    ----------     ----------
Net asset value, beginning of period                         $     7.24     $    11.79    $    11.74    $    11.63     $    11.06
                                                             ----------     ----------    ----------    ----------     ----------

Income from investment operations
      Net investment income (loss)(x)                              0.04           0.09          0.04         (0.05)         (0.02)
      Net gains (losses) on securities
      (both realized and unrealized)                              (1.25)         (3.31)         1.21          1.51           0.79
                                                             ----------     ----------    ----------    ----------     ----------
Total from investment operations                                  (1.21)         (3.22)         1.25          1.46           0.77
                                                             ----------     ----------    ----------    ----------     ----------

Less dividends and distributions
      Dividends (from net investment income)                      (0.04)            --            --         (0.17)         (0.06)
      Distributions (from net realized gains)                        --          (1.33)        (1.20)        (1.18)         (0.14)
      Return of capital                                           (0.03)            --            --            --             --
                                                             ----------     ----------    ----------    ----------     ----------
Total distributions                                               (0.07)         (1.33)        (1.20)        (1.35)         (0.20)
                                                             ----------     ----------    ----------    ----------     ----------

Net asset value, end of period                               $     5.96     $     7.24    $    11.79    $    11.74     $    11.63
                                                             ==========     ==========    ==========    ==========     ==========

Total return                                                     (16.94%)       (30.29%)       10.43%        12.78%          7.00%

Net assets, end of period (in thousands)                     $    8,222     $   14,196    $   33,315    $   23,971     $   39,726
Average net assets for the period (in thousands)                 13,347         18,204        29,412        30,993         49,406
Ratio of expenses to average net assets                            1.72%          1.65%         1.52%         1.59%          1.54%
Ratio of net investment income (loss) to average net assets        0.48%          0.97%         0.30%         0.25%         (0.41%)
Portfolio turnover rate                                           91.99%         41.67%        34.24%        50.36%         57.84%

ICON FUNDS                                                  Financial Highlights


                                                             --------------------------------------------------------------------
For a share outstanding throughout each                                         ICON South Europe Region Fund
of the periods ending as indicated.                          --------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                              September      September      September     September     September
                                                              30, 2002       30, 2001       30, 2000      30, 1999      30, 1998
                                                             ----------     ----------     ----------    ----------    ----------
Net asset value, beginning of period                         $     8.13     $    10.14     $    10.12    $    11.87    $    11.90
                                                             ----------     ----------     ----------    ----------    ----------

Income from investment operations
         Net investment income (loss)(x)                          (0.04)          0.05           0.02          0.02         (0.23)
         Net gains (losses) on securities
         (both realized and unrealized)                           (0.67)         (2.06)            --          1.06          0.93
                                                             ----------     ----------     ----------    ----------    ----------
         Total from investment operations                         (0.71)         (2.01)          0.02          1.08          0.70
                                                             ----------     ----------     ----------    ----------    ----------

Less dividends and distributions
         Dividends (from net investment income)                   (0.02)            --             --         (0.03)        (0.07)
         Distributions (from net realized gains)                     --             --             --         (2.80)        (0.66)
                                                             ----------     ----------     ----------    ----------    ----------
Total distributions                                               (0.02)            --             --         (2.83)        (0.73)
                                                             ----------     ----------     ----------    ----------    ----------

Net asset value, end of period                               $     7.40     $     8.13     $    10.14    $    10.12    $    11.87
                                                             ==========     ==========     ==========    ==========    ==========

Total return                                                      (8.76%)       (19.82%)         0.20%         6.41%         6.11%

Net assets, end of period (in thousands)                     $    4,619     $    7,397     $    6,560    $    5,298    $    9,452
Average net assets for the period (in thousands)                  5,706          7,935          7,109         8,107        20,263
Ratio of expenses to average net assets                            2.14%          1.96%          1.80%         1.81%         1.56%#
Ratio of net investment income (loss) to average net assets       (0.42%)         0.55%          0.18%        (0.53%)       (0.26%)#
Portfolio turnover rate                                           12.26%         84.49%         62.17%        70.65%       113.55%

(x)  Calculated using average share method
# Includes reimbursement from administrator for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average assets would have been 2.10% and the ratio of net investment income to average net assets would have been (.80%).

The accompanying notes are an integral part of the financial statements.

ICON FUNDS                                         Notes to Financial Statements


September 30, 2002

1. Organization and Significant Accounting Policies.

The ICON Consumer Discretionary Fund ("Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), ICON Telecommunication and Utilities Fund ("Telecomm & Utilities Fund"), (collectively, the "Domestic Funds"), and ICON Asia-Pacific Region Fund ("Asia Pacific Region Fund"), ICON North Europe Region Fund ("N. Europe Region Fund"), ICON South Europe Region Fund ("S. Europe Region Fund") (collectively, the "International Funds") and ICON Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). There are five other active funds within the Trust, of which four are new funds that were seeded on September 27, 2002. Those funds are covered by separate prospectuses and annual reports.

Each Fund is an open-end, non-diversified management investment company. At September 30, 2002, the Trust has 19 funds of which 18 are currently in operation. Thirteen of the Funds invest primarily in securities of companies whose principal business activities fall within specific industries or regions. The Short-Term Fixed Income Fund invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to seek high current income consistent with the preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to current year presentation.

Investment Valuation.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day the Exchange is open. The Funds' securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking, its last bid price. The market value of individual securities held by the Funds are determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/ dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the Trust's Board of Trustees. Short-term securities with remaining maturities of sixty days or less or a demand feature for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

Repurchase Agreements.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Foreign Currency Translation.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

ICON FUNDS                                         Notes to Financial Statements


September 30, 2002

Forward Foreign Currency Contracts.

The International Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Any realized gain or loss is included in the Statements of Operations.

Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilites, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions.

Each Fund (other than the Short-Term Fixed Income Fund) may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When a Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently market-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain. See Note 6 -- Tax Matters.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

ICON FUNDS                                         Notes to Financial Statements


Expenses.

Expenses which cannot be directly attributed to a Fund are apportioned between all Funds based upon relative net assets.

Deferred Organizational Costs.

Organizational costs are being amortized over five years by the Funds. The amortization started once the Funds had assets and began investment operations.

Investment Transactions.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in the market.

An investment in a non-diversified sector or region fund may involve greater risk and volatility than a diversified fund. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share.

2. Fees and Other Transactions with Affiliates.

Investment Advisory Fees

Domestic and International Funds

As the Funds' investment adviser, Meridian Investment Management Corporation ("Meridian") receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.

Short-Term Fixed Income Fund

As the Fund's investment adviser, Meridian receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets. Due to the current low interest rates on the investments in the Short-Term Fixed Income Fund, Meridian has contractually agreed to waive its advisory fee on any day the income from these investments is not adequate to cover the daily expenses. The total amount waived for the year ended September 30, 2002 is reflected in the Statement of Operations.

Transfer Agent, Custody and Accounting Fees.

US Bank N.A. (US Bank) and US Bancorp Fund Services, LLC (US Bancorp) provide domestic custodial services, transfer agent services and fund accounting for the Funds. The Trust pays a fee at an annual rate of 0.1575% on the Trust's first $500 million of average daily net assets, 0.1375% on the next $500 million of average daily net assets, and 0.08% on the balance of average daily net assets for these services. The Trust also pay for various out-of-pocket costs incurred by US Bancorp that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds, US Bancorp has entered into an agreement with JP Morgan Chase Co. ("Chase") to provide international custodial services. The International Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

Administrative Services

The Trust has entered into an administrative services agreement with Meridian. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Related parties

Certain officers and directors of Meridian are also officers and trustees of the Funds.

ICON FUNDS                                         Notes to Financial Statements

3. Federal Income Tax

The tax components of capital shown in the tables below represent: (1) distribution requirements the portfolios must satisfy under the income tax regulations, (2) losses or deductions the portfolios may be able to offset against income and gains recognized in future years, and (3) post October loss deferrals.

Accumulated capital losses noted below represent net capital loss carryovers as of September 30, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 30, 2010.

In 2002, the portfolios noted below incurred "Post October" losses during the period from November 1 through September 30. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2003.

                                            Undistributed   Undistributed    Accumulated          Post
                                               Ordinary       Long-Term         Capital          October
                                                Income          Gains           Losses          Deferrals
ICON Consumer Discretionary Fund            $          --   $          --   $ (15,958,400)   $  (3,736,220)
ICON Energy Fund                                       --              --      (5,548,621)      (2,498,533)
ICON Financial Fund (Note 6)                           --         115,334              --       (4,900,364)
ICON Healthcare Fund                                   --              --              --       (3,015,321)
ICON Industrials Fund                                  --              --      (4,953,121)     (18,775,941)
ICON Information Technology Fund                       --              --     (16,891,776)     (80,282,459)
ICON Leisure and Consumer Staples Fund                 --              --        (254,200)        (112,509)
ICON Materials Fund                                34,587              --     (15,801,619)      (1,858,660)
ICON Telecommunication and Utilities Fund         359,364              --      (1,724,624)      (4,538,177)
ICON Short-Term Fixed Income Fund                   1,288              --          (3,820)              --
ICON Asia-Pacific Region Fund                          --              --      (8,816,639)      (1,542,140)
ICON North Europe Region Fund                          --              --        (568,440)      (1,989,007)
ICON South Europe Region Fund                          --              --      (2,193,417)        (577,960)

The difference between book and tax net appreciation or depreciation of investments is wash sale loss deferrals and corporate actions. The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2002, are as follows:

                                               Federal        Unrealized      Unrealized    Net Appreciation
                                               Tax Cost      Appreciation    Depreciation    (Depreciation)
ICON Consumer Discretionary Fund            $ 116,998,564   $  12,246,261   $  (9,015,589)   $   3,230,672
ICON Energy Fund                            $ 115,618,683   $   4,265,869   $ (11,163,938)   $  (6,898,069)
ICON Financial Fund                         $ 121,416,450   $   1,402,873   $ (15,071,773)   $ (13,668,900)
ICON Healthcare Fund                        $  93,221,003   $   5,603,338   $  (4,206,726)   $   1,396,612
ICON Industrials Fund                       $  66,042,197   $   4,343,984   $  (4,132,366)   $     211,618
ICON Information Technology Fund            $  82,215,900   $   5,877,859   $ (16,200,150)   $ (10,322,291)
ICON Leisure and Consumer Staples Fund      $  86,422,600   $  10,743,659   $  (8,875,007)   $   1,868,652
ICON Materials Fund                         $  62,376,403   $   3,642,564   $  (7,538,270)   $  (3,895,706)
ICON Telecommunication and Utilities Fund   $  69,043,901   $   1,010,038   $  (4,233,913)   $  (3,223,875)
ICON Short-Term Fixed Income Fund           $   7,471,110   $      48,870   $          --    $      48,870
ICON Asia-Pacific Region Fund               $   6,095,811   $     836,094   $    (449,695)   $     386,399
ICON North Europe Region Fund               $   8,411,372   $     218,399   $    (464,109)   $    (245,710)
ICON South Europe Region Fund               $   5,151,789   $     299,968   $    (811,174)   $    (511,206)

ICON FUNDS                                         Notes to Financial Statements

Income and capital distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                            Distributions
                                             -------------------------------------------
                                                 From           From         Tax Return          Net
                                               Ordinary       Long-Term          of          Investment
                                                Income          Gains          Capital          Loss
                                             -----------     -----------     -----------    -----------
ICON Consumer Discretionary Fund             $        --     $        --     $        --    $  (898,691)
ICON Energy Fund                                  72,001              --              --       (437,299)
ICON Financial Fund                            7,713,902       1,388,857              --        (80,020)
ICON Healthcare Fund                             837,483       1,103,227         183,886       (462,004)
ICON Industrials Fund                                 --              --              --       (260,974)
ICON Information Technology Fund                      --              --              --     (2,070,695)
ICON Leisure and Consumers Staples Fund               --              --              --       (476,102)
ICON Materials Fund                              142,573              --              --             --
ICON Telecommunication and Utilities Fund        166,008              --              --             --
ICON Short-Term Fixed Income Fund                 49,945              --              --             --
ICON Asia-Pacific Region Fund                         --              --          39,502        (52,695)
ICON North Europe Region Fund                     50,812              --          50,523        (30,868)
ICON South Europe Region Fund                     13,920              --              --        (95,143)

4. Change in Accounting Estimate

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997, which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998, the net estimated remaining overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided the benefit.

During the year ended September 30, 1999 as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539 which was paid to shareholders in the year ended September 30, 2000. This was accounted for as a change in accounting estimate.

5. Options Contracts Written

The number of option contracts written and the premiums received by the ICON Information Technology Fund during the year ended September 30, 2002, were as follows:

                                                  Number of        Premiums
                                                  Contracts        Received

Options outstanding, beginning of period                --              --
Options written during period                          300          78,697
Options expired during period                           --              --
Options closed during period                            --              --
Options exercised during period                         --              --
                                                    ------          ------
Options outstanding, end of period                     300          78,697
                                                    ======          ======

6. Tax Matter -- Financial Fund

As of September 30, 2002 management believes there is a significant possibility that the ICON Financial Fund (the "Fund") may not qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code for the year ended September 30, 2002. A final determination as to the tax status of the Fund is not possible currently since information is required from issuers of the securities held by the Fund during the year that will only become available to the Fund after the mailing date of this annual report to shareholders.

If the Fund does not qualify as a RIC for the year ended September 30, 2002, it will not incur a tax liability since the Fund would not have taxable income or capital gains for the year, and the information presented in Note 3, Federal Income Tax, would change to:

                   Undistributed    Undistributed    Accumulated       Post
                      Ordinary        Long-Term        Capital        October
                       Income           Gains           Losses       Deferrals
ICON Financial
   Fund                  --               --         $(4,785,030)       --

Regardless of the Fund's tax status for the year ended September 30, 2002, the Fund intends to qualify as a RIC for the year ended September 30, 2003.

ICON FUNDS                                     Report of Independent Accountants


To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund, ICON Short-Term Fixed Income Fund, ICON Asia-Pacific Region Fund, ICON North Europe Region Fund, and ICON South Europe Region Fund (thirteen of the portfolios constituting the ICON Funds, hereafter referred to as the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodians and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 19, 2002

ICON FUNDS                                   Board of Trustees and Fund Officers
                                                                       unaudited


The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 18 ICON Funds (the "Funds"). Three of the Trustees joined the Board after the date of this report -- Messrs. Pomeroy, Scott and Zechin joined the Board in November, 2002. The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not reelected.

Interested Trustee

Craig T. Callahan, 51, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception in 1996. Dr. Callahan also serves as President (1998 to present) and Chief Investment Officer (1991 to present) of Meridian Investment Management Corporation ("Meridian"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of Meridian Clearing Corporation ("MCC"), the Funds' Distributor. Dr. Callahan also serves as the Chief Investment Officer and Director (1994 to present), and was previously Secretary/ Treasurer (1994 to 1998) of Meridian Management & Research Corporation ("MM&R"), the parent company of Meridian and MCC.

Independent Trustees

Glen F. Bergert, 52. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); and was previously a Director of Delta Dental of Pennsylvania, an insurance company (1998 to 2002); DDP Inc., an insurance company (1998 to 2002); and Delta Reinsurance Corporation (2000 to 2002).

John C. Pomeroy, Jr., 55. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

Gregory Kellam Scott, 54. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott is Senior Vice President - Law, General Counsel and Secretary, GenCorp, Inc., a multinational technology-based manufacturing company (2002 to present). Mr. Scott was previously Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a Director on the National Board of Directors of the Constituency for Africa (1997 to present).

ICON FUNDS                                   Board of Trustees and Fund Officers
                                                                       unaudited


R. Michael Sentel, 54. Mr. Sentel has been a Trustee of the Funds since their inception in 1996. Mr. Sentel is a Senior Attorney for the U.S. Department of Education (1996 to present) and the principal of Sentel & Company, a law firm (1994 to present).

Jonathan F. Zeschin, 48. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to present). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin is also a Director of the Wasatch Funds (2002 to present); and a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to present).

The Officers of the Funds are:

Craig T. Callahan, 51. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as Meridian's President (1998 to present) and Chief Investment Officer (1991 to present). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of MCC. Dr. Callahan is also the Chief Investment Officer and Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of MM&R.

Erik L. Jonson, 53. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception in 1996. Mr. Jonson is also Chief Financial Officer (1996 to present) and Vice President (1998 to present) of Meridian; Chief Financial Officer and Secretary (1996 to present) of MM&R; and Vice President and Treasurer (March 2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) of MCC.

Andra C. Ozols, 41. Ms. Ozols has been a Vice President and Secretary of the Funds since March 2002. She previously served in that capacity in 1998. Ms. Ozols is also Vice President, General Counsel and Secretary (March 2002 to present and January 1998 to October 1998) of Meridian; and Vice President and Secretary (March 2002 to present) of MCC. Ms. Ozols was previously Vice President (1999 to 2002) and Assistant General Counsel (October 1998 to February
2002) of Founders Asset Management LLC; and was previously a Branch Chief (1993 to 1995) and Enforcement Attorney (1990 to 1995 and 1996 to 1998) with the U.S. Securities and Exchange Commission.

The Trustees and Officers of the Funds may be contacted at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

Additional information about the Funds' Trustees and Officers is available in the Fund's Statement of Additional Information, which can be obtained free of charge by calling 1-800-764-0442.

ICON FUNDS                                         Privacy Policy and Procedures
                                                                       unaudited


We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure. If you would like more information about our Privacy Policies, please call us at 1-800-764-0442.

This notice applies to Meridian Investment Management Corporation; ICON Funds; and Meridian Clearing Corporation, distributor of the ICON Funds.

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

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

[LOGO OF ICON FUNDS]

For more information about the ICON Funds, contact us:

By Telephone                                    Call 1-800-764-0442

By Mail                                         ICON Funds
                                                P.O. Box 701
                                                Milwaukee, WI 53201-0701

In Person                                       ICON Funds
                                                5299 DTC Boulevard, Suite 1200
                                                Greenwood Village, CO 80111

By E-Mail                                       ICON@mimcorp.com

On the Internet                                 www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

================================================================================